UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Semiannual Report

April 30, 2024

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle Rising Dividend Fund

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

First Eagle High Yield Municipal Fund (formerly First Eagle High Income Fund)

First Eagle Short Duration High Yield Municipal Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Semiannual Report | April 30, 2024

Table of Contents

Letter from the President	6
Management's Discussion of Fund Performance	8
Performance Chart	18
First Eagle Global Fund
Fund Overview	32
Consolidated Schedule of Investments	34
First Eagle Overseas Fund
Fund Overview	46
Consolidated Schedule of Investments	48
First Eagle U.S. Value Fund
Fund Overview	58
Consolidated Schedule of Investments	60
First Eagle Gold Fund
Fund Overview	66
Consolidated Schedule of Investments	68
First Eagle Global Income Builder Fund
Fund Overview	72
Schedule of Investments	74
First Eagle Rising Dividend Fund
Fund Overview	90
Schedule of Investments	92
First Eagle Small Cap Opportunity Fund
Fund Overview	96
Schedule of Investments	98
First Eagle U.S. Smid Cap Opportunity Fund
Fund Overview	110
Schedule of Investments	112
First Eagle Global Real Assets Fund
Fund Overview	118
Consolidated Schedule of Investments	120
First Eagle High Yield Municipal Fund (formerly First Eagle High Income Fund)
Fund Overview	124
Schedule of Investments	126
First Eagle Short Duration High Yield Municipal Fund
Fund Overview	156
Schedule of Investments	158

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities	164
Statements of Operations	176
Statements of Changes in Net Assets	188
Financial Highlights	206
Notes to Financial Statements	226
Fund Expenses	260
General Information	266
Board Considerations for Approval of Advisory Agreement	267

First Eagle Funds | Semiannual Report | April 30, 2024

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Letter from the President

Dear Fellow Shareholders,

As was the case in 2023, interest rate expectations continued to be the primary driver of financial markets through the first four months of 2024. While confidence in a potential Federal Reserve pivot fueled rallies across a range of equity and fixed income assets beginning in late 2023, "higher for longer" has reemerged as the dominant policy narrative in 2024 as macroeconomic readings have tempered expectations around the timing and magnitude of federal funds rate cuts. Even still, a number of equity markets ended the six-month period covered by this report at or near all-time highs.

Among the more curious recent developments has been the concurrent success of both equity markets and gold prices despite interest rates—both nominal and real—that persist at levels not seen since before the global financial crisis. High interest rates generally would be expected to weigh on equity valuation multiples, while the price of gold historically has been inversely related to changes in the real interest rate. However, we have seen the price of gold and valuation multiples increase in the face of higher interest rates. We think perhaps the most plausible explanation for this paradox is a fundamental shift to a higher rate of nominal growth in the global economy, which we attribute to the very large primary fiscal deficits currently facing many of its largest participants.

The world's largest economies—including the US, China, the euro zone, Japan and India—have been growing their government debt at a fairly rapid rate, continuing to run primary deficits even as mounting interest expenses drive total debt burdens still higher. The stimulative impact of this spending appears to have buoyed activity in general, with everything from equities and gold to wage growth and corporate earnings and revenues being marked higher. This nominal growth may also explain the persistent success of certain names in the US tech space, where multiples continue to expand for companies viewed as "staples" in today's high-tech world. It's reasonable to think that the persistence of higher levels of nominal growth in developed markets ultimately may result in a valuation increase for businesses well-positioned to benefit from such growth.

Tumultuous geopolitical conditions continue to feed into the investment environment from the top down, even without the emergence of a truly global conflagration. Deteriorating global relations have prompted ever-rising defense budgets across the developed world, for example, contributing to the deficit spending and nominal drift I mentioned above. These conditions are promoting a risk premium in oil prices, while supporting better-than-expected demand and sticky supply levels. And they also may be a key factor behind gold's resilience throughout the current rate-hike cycle; it's been our experience that the gold market sometimes serves as the metaphorical canary in the coalmine, sussing out

First Eagle Funds | Semiannual Report | April 30, 2024

Letter from the President

potential dangers before they manifest in asset prices more broadly. Meanwhile, there are significant elections scheduled for more than 70 countries in 2024, adding to the list of things that could potentially upend positive market momentum with little advance warning.1

For some time now, assets promising growth have been assigned premium valuations, suggesting a low level of risk aversion in the markets. Should the environment become more complex—if the soft-landing scenario fails to play out, or sovereign debt concerns promote a broad repricing of government paper, or if any one of the global military hotspots ignites into broader engagement, or conflict emerges in reaction to the outcome of an election in a major economy—the market may start to value potential resilience over expected growth. Resilience has traded at a premium in the past, and there's no reason to believe it won't do so again under the right circumstances. However these scenarios play out, First Eagle remains committed to preparing to defend against the permanent impairment of your capital across investment environments.

As always, I want to thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,

President

June 2024

1  Source: The Economist; data as of November 13, 2023.

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

GLOBAL EQUITIES

Equity-oriented funds managed by the Global Value team, listed below, delivered positive absolute returns in the six-month period covered in this report. Notably, the low level of risk aversion apparent in the markets buoyed growth stocks while serving as a headwind to the relative performance of more value-oriented names. Despite the rise in real interest rates and the US dollar, gold and gold-related equities played their part effectively as a potential hedge against extreme risk and market turbulence in many of our funds. We remain cautious amid persistent vulnerabilities and increasing uncertainty in global financial and geopolitical structures. As always, we continue to seek resilience in our funds from the bottom up, searching for cash flow-generative companies with strong market positions, healthy balance sheets and prudent management teams, and buying these stocks only when available at a "margin of safety" to our estimate of their intrinsic value.2

First Eagle Global Fund

The net asset value ("NAV") of the fund's Class A shares3 increased 13.86%4 for the six months ended April 30, 2024, while the MSCI World Index increased 20.29%. The fund's position in short-term investments5 was 9.5% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Global Fund over the period were gold bullion, Meta Platforms, Inc., Class A (interactive media & services, United States), HCA Healthcare, Inc. (health care providers & services, United States), Taiwan Semiconductor Manufacturing Co. Ltd., ADR (semiconductors & semiconductor equipment, Taiwan) and MS&AD Insurance Group Holdings, Inc. (insurance, Japan). Collectively, they accounted for 4.48% of this period's performance.6

The five largest detractors during the first quarter were Schlumberger NV (energy equipment & services, United States), CH Robinson Worldwide, Inc. (air freight & logistics, United States), Reckitt Benckiser Group plc (household products, United Kingdom), Comcast Corp., Class A (media, United States) and NOV, Inc. (energy equipment & services, United States). In aggregate, they detracted 0.76% from fund performance in this period.6

First Eagle Overseas Fund

The NAV of the fund's Class A shares3 increased 11.69% for the six months ended April 30, 2024, while the MSCI EAFE Index increased 18.63%. The fund's position in short-term investments5 was 2.7% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were gold bullion, Taiwan Semiconductor Manufacturing Co. Ltd., ADR (semiconductors & semiconductor equipment, Taiwan), Imperial Oil Ltd. (oil, gas & consumable fuels, Canada), MS&AD Insurance Group Holdings, Inc. (insurance, Japan) and Mitsubishi Electric Corp (electrical equipment, Japan). Collectively, they accounted for 4.61% of this period's performance.6

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

The five largest detractors were Reckitt Benckiser Group plc (household products, United Kingdom), Daiichikosho Co. Ltd. (entertainment, Japan), CK Asset Holdings Ltd. (real estate management & development, Hong Kong), Bangkok Bank PLC, NVDR (banks, Thailand) and Alibaba Group Holding Ltd. (broadline retail, China). In aggregate they detracted 0.68% from fund performance in this period.6

First Eagle U.S. Value Fund

The NAV of the fund's Class A shares3 increased 15.32% for the six months ended April 30, 2024, while the S&P 500 Index increased 20.98%. The fund's position in short-term investments5 was 10.4% as of April 30, 2024.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Meta Platforms, Inc., Class A (interactive media & services, United States), gold bullion, HCA Healthcare, Inc. (health care providers & services, United States), Bank of New York Mellon Corp. (The) (capital markets, United States) and Universal Health Services, Inc., Class B (health care providers & services, United States). Collectively, they accounted for 6.35% of this period's performance.6

The five largest detractors during the first quarter were Schlumberger NV (energy equipment & services, United States), CH Robinson Worldwide, Inc. (air freight & logistics, United States), Comcast Corp., Class A (media, United States), NOV, Inc. (energy equipment & services, United States) and Becton Dickinson & Co. (health care equipment & services, United States). In aggregate, they detracted 0.90% from fund performance in this period.6

First Eagle Gold Fund

The NAV of the fund's Class A shares3 increased 13.37%4 for the six months ended April 30, 2024, while the FTSE Gold Mines Index increased 17.19% and the MSCI World Index increased 20.29%. The fund's position in short-term investments5 was 6.3% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Wheaton Precious Metals Corp. (metals & mining, Canada), gold bullion, Agnico Eagle Mines Ltd. (metals & mining, Canada), Anglogold Ashanti plc (metals & mining, United Kingdom) and Northern Star Resources Ltd. (metals & mining, Australia). Collectively, they accounted for 10.44% of this period's performance.6

The five largest detractors were Novagold Resources, Inc. (metals & mining, Canada), B2Gold Corp. (metals & mining, Canada), Newmont Corp. (metals & mining, United States), Fresnillo plc (metals & mining, Mexico) and Newmont Corp., ADR (metals & mining, Australia). In aggregate, they detracted 1.41% from fund performance in this period.6

First Eagle Global Income Builder Fund

The NAV of the fund's Class A shares3 increased 9.33% for the six months ended April 30, 2024, while the MSCI World Index increased 20.29% and the Bloomberg U.S. Aggregate Bond Index was up 4.97%. The composite index increased 14.00% over the same time period.7 The fund's position in short-term investments5 was 1.0% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were gold bullion, Colgate-Palmolive Company

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

(household products, United States), HCA Healthcare, Inc. (health care providers & services, United States), Exxon Mobil Corp. (oil, gas & consumable fuels, United States) and Bank of New York Mellon Corp. (The) (capital markets, United States). Collectively, they accounted for 2.38% of this period's performance.6

The five largest detractors were Reckitt Benckiser Group plc (household products, United Kingdom), CK Asset Holdings Ltd. (real estate management & development, Hong Kong), CH Robinson Worldwide, Inc. (air freight & logistics, United States), Comcast Corp., Class A (media, United States) and Schlumberger NV (energy equipment & services, United States). In aggregate, they detracted 0.46% from fund performance in this period.6

First Eagle Rising Dividend Fund

The NAV of the fund's Class A shares3 increased 14.59% for the six months ended April 30, 2024, while the S&P 500 Index increased 20.98%. The fund's position in short-term investments5 was 1.1% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Rising Dividend Fund over the period were Alphabet, Inc., Class A (interactive media & services, United States), Texas Instruments, Inc. (semiconductors & semiconductor equipment, United States), Meta Platforms, Inc., Class A (interactive media & services, United States), HCA Healthcare, Inc. (health care providers & services, United States) and Schindler Holding AG (machinery, Switzerland). Collectively, they accounted for 6.63% of this period's performance.6

The five largest detractors were UnitedHealth Group, Inc. (health care providers & services, United States), Becton Dickinson & Co. (health care equipment & supplies, United States), Comcast Corp., Class A (media, United States), CH Robinson Worldwide, Inc. (air freight & logistics, United States) and Nestle SA (Registered) (food products, Switzerland). In aggregate, they detracted 2.08% from fund performance in this period.6

First Eagle Global Real Assets Fund

The NAV of the fund's Class I shares increased 10.84%4 for the six months ended April 30, 2024, while the MSCI World Index increased 20.29% and the Consumer Price Index for Urban Consumers (CPI-U) increased 1.85%. The fund's position in short-term investments5 was 6.2% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Global Real Assets Fund over the period were Grupo Mexico SAB de CV, Series B (metals & mining, Mexico), TF Administradora Industrial S de RL de CV, REIT (industrial REITS, Mexico), gold bullion, HCA Healthcare, Inc. (health care providers & services, United States) and Extra Space Storage, Inc., REIT (specialized REITs, United States). Collectively, they accounted for 3.37% of this period's performance.6

The five largest detractors were Charter Communications, Inc., Class A (media, United States), Schlumberger NV (energy equipment & services, United States), NOV, Inc. (energy equipment & services, United States), CK Asset Holdings Ltd. (real estate management & development, Hong Kong) and Comcast Corp., Class A (media, United States). In aggregate, they detracted 1.47% from fund performance in this period.6

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

FIXED INCOME

While risk appetites in general remained intact over the last six months, interest rates since the start of 2024 have retraced some of their late-2023 rally across the entire yield curve. Longer-duration fixed income assets for the most part lost ground, and the bond market in general continues to be marked by minimal term premia for government paper and very tight spreads on credit, suggesting the possibility of insufficient compensation for additional risk. Municipal bonds—and high yield municipal bonds, in particular—have held up relatively well in a market not terribly supportive of fixed-rate assets, and we believe conditions continue to be favorable for investment in fixed-rate, tax-exempt bonds. In such an environment, we believe there are a number of unloved, overlooked or contrarian sectors in which fundamental, research-driven managers can uncover particularly attractive investment opportunities, particularly on the very short and long ends of the municipal bond yield curve. Through rigorous underwriting we seek to uncover what we consider hidden gems that are well-managed and well-positioned in their markets while offering favorable yields and dollar prices that we believe have the potential to compensate over the long term.

First Eagle High Yield Municipal Fund

The NAV of the fund's Class I shares increased 9.26% for the six months ended April 30, 2024, while the S&P Municipal Yield Index increased 11.60%, the S&P Municipal Bond Index increased 7.14%, and the Bloomberg U.S. Corporate High Yield Index increased 8.99%. The fund's short-term investments5 position was 0.0% as of April 30, 2024.

The five largest contributors to the performance of First Eagle High Yield Municipal Fund over the period were New Hope Cultural Education Facilities Finance Corp., Sanctuary LTC, Revenue, Series 2021 A-1, 5.50%, due 01/01/2057 (nursing home, United States); Iowa Finance Authority, Lifespace Communities, Inc. Obligated Group, Revenue, Series 2018 A, 5.00%, due 05/15/2048 (continuing care retirement community, United States); Hawaiian Brands Intellectual Property Ltd., 5.75%, due 1/20/2026 (passenger airlines, United States); Carnival Corp., 5.75%, due 3/1/2027 (hotel, restaurants & leisure, United States); and Florida Development Finance Corp. Brightline Trains Florida LLC, Revenue, AMT, Series 2019 B, 7.38%, due 01/01/2049 (public transportation, United States). Collectively, they accounted for 1.03% of this period's performance.6

The five largest detractors were Buckeye Ohio Tobacco Settlement Financing Authority, Revenue, Senior Lien, Refunding, Series 2020 B-3, Class 2, 0.00%, due 06/01/2057 (tobacco master settlement agreement, United States); District of Columbia, Tobacco Settlement Financing Corp., Revenue, Series 2006 A, 0.00%, due 06/15/2046 (tobacco master settlement agreement, United States); Southeastern Ohio Port Authority, Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2015, 5.50%, due 12/01/2043 (hospital, United States); Public Financing Authority, Southeastern Regional Medical Center Obligated Group, Revenue, Refunding, Series 2021 A, 4.00%, due 02/01/2041 (hospital, United States); and Nassau County Tobacco Settlement Corp., Revenue, Series 2006 A-3, 5.13%, due 06/01/2046 (tobacco master settlement agreement, United States). In aggregate, they detracted 0.23% from fund performance in this period.6

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

First Eagle Short Duration High Yield Municipal Fund

The NAV of the fund's Class I shares increased 2.03% from its launch on January 2, 2024 through April 30, 2024, while the S&P Short Duration Municipal Yield Index increased 0.75% and the S&P Municipal Bond decreased 1.17%. The fund's short-term investments5 position was 0.1% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Short Duration High Yield Municipal Fund over the period were County of Prince George's, Westphalia Town Center Development District, Tax Allocation, Series 2018, 5.00%, due 07/01/2030 (tax increment financing, United States); Florida Development Finance Corp., AAF Operations Holdings LLC, Revenue, AMT, Refunding, Series 2024, 12.00%, due 07/15/2032 (public transportation, United States); Bucks County Industrial Development Authority, Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, due 07/01/2027 (hospital, United States); Florida Development Finance Corp., Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2019 A, 6.50%, due 01/01/2049 (public transportation, United States); and City of Houston, Airport System, United Airlines, Inc., Revenue, AMT, Series 2018, 5.00%, due 07/15/2028 (economic/industrial development, United States). Collectively, they accounted for 0.43% of this period's performance.6

The five largest detractors were Abilene Convention Center Hotel Development Corp., City of Abilene Abilene Convention Center, Revenue, Second Lien, Series 2021 B, 3.75%, due 10/01/2031 (economic/industrial development, United States); Public Finance Authority, Guilford College, Revenue, Refunding, Series 2016, 5.00%, due 01/01/2026 (higher education, United States); Michigan Finance Authority, Aquinas College, Revenue, Refunding, Series 2021, 4.00%, due 05/01/2031 (higher education, United States); Reagan Hospital District of Reagan County, GO, Series 2014 A, 5.00%, due 02/01/2029 (general obligation hospital/health district, United States); and Suffolk Regional Off-Track Betting Co., Revenue, Series 2024, 6.00%, due 12/01/2053 (Indian tribal bond, United States). In aggregate, they detracted 0.19% from fund performance in this period.6

US SMALL CAP EQUITIES

The renewed enthusiasm for risk assets that emerged toward the end of 2023 persisted into 2024, but the pendulum swung back in favor of large-cap growth names more recently. While there are a number of ways in which our target universe may receive a boost from Fed rate cuts—from greater operational and financial flexibility to an uptick in mergers and acquisition activity—none of our investments are based on the assumption the much-anticipated central bank pivot will come to pass. Regardless of the Fed's actions in 2024, it seems likely companies that are cheap for a reason will continue to face a challenging operating environment, while many of those with solid businesses and catalysts for improvement may progress toward valuations more consistent with historical levels. By controlling what we pay for these assets, we seek to construct a portfolio that is a little cheaper than the market on a valuation basis while being well-positioned for strong upside should our investment theses play out.

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

First Eagle Small Cap Opportunity Fund

The NAV of the fund's Class I shares increased 19.00% for the six months ended April 30, 2024, while the Russell 2000® Value Index increased 18.09%, the Russell 2000® Index increased 19.66%. The fund's position in short-term investments5 was 7.2%, and the S&P 500 Index increased 20.98% as of April 30, 2024.

The five largest contributors to the performance of First Eagle Small Cap Opportunity Fund over the period were Tenet Healthcare Corp. (health care providers & services, United States), Century Aluminum Co. (metals & mining, United States), FTAI Aviation Ltd. (trading companies & distributors, United States), Chefs' Warehouse, Inc. (The) (consumer staples distribution & retail, United States) and Ultra Clean Holdings, Inc. (semiconductors & semiconductor equipment, United States). Collectively, they accounted for 2.51% of this period's performance.6

The five largest detractors were Comtech Telecommunications Corp. (communication equipment, United States), Oil States International, Inc. (energy equipment & services, United States), Hain Celestial Group, Inc. (food products, United States), QuidelOrtho Corp. (health care equipment & supplies, United States) and B Riley Financial, Inc. (capital markets, United States). In aggregate, they detracted 0.90% from fund performance in this period.6

First Eagle U.S. Smid Cap Opportunity Fund

The NAV of the fund's Class I shares increased 21.45% for the six months ended April 30, 2024, while the Russell 2500TM Value Index increased 19.80%, the Russell 2500TM Index increased 20.39%, and the S&P 500 Index increased 20.98%. The fund's position in short-term investments5 was 5.2% as of April 30, 2024.

The five largest contributors to the performance of First Eagle U.S. Smid Cap Opportunity Fund over the period Tenet Healthcare Corp. (health care providers & services, United States), MKS Instruments, Inc. (semiconductors & semiconductor equipment, United States), Onto Innovation, Inc. (semiconductors & semiconductor equipment, United States), XPO, Inc. (ground transportation, United States) and Ingersoll Rand, Inc. (machinery, United States). Collectively, they accounted for 6.06% of this period's performance.6

The five largest detractors were Bio-Rad Laboratories, Inc., Class A (life sciences tools & services, United States), Ameresco, Inc., Class A (construction & engineering, United States), QuidelOrtho Corp. (health care equipment & supplies, United States), Chuy's Holdings, Inc. (hotels, restaurants & leisure, United States) and Topgolf Callaway Brands Corp. (leisure products, United States). In aggregate they detracted 0.83% from fund performance in this period.6

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager Global, Overseas and U.S. Value Funds	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Thomas Kertsos Portfolio Manager Gold Fund

Max Belmont Portfolio Manager Gold Fund	Manish Gupta Portfolio Manager Global and Rising Dividend Funds

Christian Heck Portfolio Manager Overseas and Rising Dividend Funds	Julien Albertini Portfolio Manager Global, Global Income Builder and Rising Dividend Funds

Alan Barr Portfolio Manager Overseas Fund	Mark Wright Portfolio Manager U.S. Value Fund

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

Idanna Appio Portfolio Manager Global Income Builder Fund	Bill Hench Portfolio Manager Small Cap Opportunity and U.S. Smid Cap Opportunity Funds

Benjamin Bahr Portfolio Manager Global Real Assets Fund	John Masi Portfolio Manager Global Real Assets Fund

George Ross Portfolio Manager Global Real Assets Fund	David Wang Portfolio Manager Global Real Assets Fund

John Miller Head and Chief Investment Officer of High Yield Municipal Credit Team Portfolio Manager High Yield Municipal and Short Duration High Yield Municipal Funds

2  First Eagle defines "margin of safety" as the difference between a company's market price and our estimate of its intrinsic value. "Intrinsic value" is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

3  Reflects performance for Class A shares without the effect of sales charges and assumes all distributions have been reinvested; if sales charges were included, values would be lower.

4  The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States.

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

5  Includes short-term commercial paper that settles in 90 days or less, long-term commercial paper that settles in 91 days or greater and other short-term investments, such as U.S. treasury bills or money market funds.

6  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

7  The Composite Index consists of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index.

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month-end are available by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management team as of June 2024 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Semiannual Report | April 30, 2024

Management's Discussion of Fund Performance (unaudited)

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

The federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight on an uncollateralized basis.

Sovereign debt is issued by a country's government to borrow money, and is also known as government debt, public debt and national debt.

Tax exempt means that the interest component of bond debt service payments is exempt from federal and sometimes state and local income taxes for the bond holder.

Term premium is the compensation that investors require for bearing the risk that interest rates may change over the life of the bond.

The yield curve measures the spread between yields on short- and long-term maturity bonds; an inverted yield curve occurs when longer-dated bond yields are lower than short-dated bond yields.

Indexes are unmanaged and one cannot invest directly in an index.

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Fund
Class A without sales charge	9.15%	7.49%	6.26%	12.28%	1/1/1979[2]
with sales charge	3.69%	6.40%	5.71%	12.15%	1/1/1979[2]
Class C without sales charge	8.30%	6.68%	5.46%	8.87%	06/05/00
with sales charge	7.30%	6.68%	5.46%	8.87%	06/05/00
Class I	9.40%	7.77%	6.53%	9.86%	07/31/98
Class R6	9.48%	7.84%	—	7.02%	03/01/17
MSCI World Index[3]	18.39%	10.46%	8.87%	9.69%	01/01/79
First Eagle Overseas Fund
Class A without sales charge	4.58%	4.63%	3.80%	9.13%	08/31/93
with sales charge	-0.64%	3.56%	3.27%	8.95%	08/31/93
Class C without sales charge	3.86%	3.86%	3.03%	7.60%	06/05/00
with sales charge	2.86%	3.86%	3.03%	7.60%	06/05/00
Class I	4.84%	4.92%	4.08%	8.94%	07/31/98
Class R6	4.93%	5.00%	—	4.55%	03/01/17
MSCI EAFE Index[4]	9.28%	6.18%	4.38%	5.15%	08/31/93
First Eagle U.S. Value Fund
Class A without sales charge	12.70%	8.65%	7.60%	8.81%	09/04/01
with sales charge	7.06%	7.55%	7.05%	8.56%	09/04/01
Class C without sales charge	11.89%	7.83%	6.79%	7.99%	09/04/01
with sales charge	10.89%	7.83%	6.79%	7.99%	09/04/01
Class I	12.99%	8.95%	7.90%	9.09%	09/04/01
Class R6	13.02%	9.00%	—	8.30%	03/01/17
S&P 500 Index[5]	22.66%	13.19%	12.41%	8.86%	09/04/01

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Gold Fund
Class A without sales charge	-1.29%	12.39%	4.32%	5.62%	08/31/93
with sales charge	-6.23%	11.24%	3.79%	5.44%	08/31/93
Class C without sales charge	-1.98%	11.55%	3.53%	5.11%	05/15/03
with sales charge	-2.96%	11.55%	3.53%	5.11%	05/15/03
Class I	-1.05%	12.68%	4.61%	6.18%	05/15/03
Class R6	-0.91%	12.78%	—	6.22%	03/01/17
FTSE Gold Mines Index[6]	-2.62%	8.06%	2.82%	0.16%	08/31/93
MSCI World Index[3]	18.39%	10.46%	8.87%	7.56%	08/31/93
First Eagle Global Income Builder Fund
Class A without sales charge	3.35%	5.11%	4.27%	5.55%	05/01/12
with sales charge	-1.86%	4.03%	3.74%	5.10%	05/01/12
Class C without sales charge	2.60%	4.30%	3.48%	4.75%	05/01/12
with sales charge	1.60%	4.30%	3.48%	4.75%	05/01/12
Class I	3.57%	5.35%	4.54%	5.82%	05/01/12
Class R6	3.65%	5.41%	—	5.32%	03/01/17
Composite Index[7]	10.16%	6.41%	5.98%	6.78%	05/01/12
MSCI World Index[3]	18.39%	10.46%	8.87%	10.09%	05/01/12
Bloomberg U.S. Aggregate Bond Index[8]	-1.47%	-0.16%	1.20%	1.28%	05/01/12

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Rising Dividend Fund[9]
Class A without sales charge	13.19%	6.74%	4.61%	7.47%	11/20/98
with sales charge	7.53%	5.65%	4.07%	7.26%	11/20/98
Class C without sales charge	12.30%	5.94%	3.82%	6.71%	03/02/98
with sales charge	11.32%	5.94%	3.82%	6.71%	03/02/98
Class I	13.43%	7.03%	4.90%	6.58%	03/08/13
Class R6	13.44%	7.03%	—	5.51%	03/01/17
S&P 500 Index[5]	22.66%	13.19%	12.41%	7.92%	04/10/87
First Eagle Small Cap Opportunity Fund
Class A without sales charge	11.35%	—	—	-1.33%	07/01/21
with sales charge	5.79%	—	—	-3.10%	07/01/21
Class I	11.54%	—	—	-0.04%	04/27/21
Class R6	11.66%	—	—	-1.08%	07/01/21
Russell 2000® Value Index[10]	14.03%	—	—	-0.88%	04/27/21
Russell 2000® Index[11]	13.32%	—	—	-3.59%	04/27/21
S&P 500 Index[5]	22.66%	—	—	7.95%	04/27/21
First Eagle U.S. Smid Cap Opportunity Fund
Class A without sales charge	15.85%	—	—	3.28%	08/15/22
with sales charge	10.05%	—	—	0.20%	08/15/22
Class I	16.25%	—	—	3.61%	08/15/22
Class R6	16.24%	—	—	3.58%	08/15/22
Russell 2500TM Value Index[12]	15.24%	—	—	2.48%	08/15/22
Russell 2500TM Index[13]	14.79%	—	—	2.76%	08/15/22
S&P 500 Index[5]	22.66%	—	—	11.70%	08/15/22

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Real Assets Fund
Class A without sales charge	4.25%	—	—	3.77%	11/30/21
with sales charge	-0.99%	—	—	1.58%	11/30/21
Class I	4.51%	—	—	4.05%	11/30/21
Class R6	4.64%	—	—	4.07%	11/30/21
MSCI World Index[3]	18.39%	—	—	4.32%	11/30/21
Consumer Price Index for Urban Consumers (CPI-U)[14]	3.36%	—	—	4.93%	11/30/21
First Eagle High Yield Municipal Fund (formerly First Eagle High Income Fund)[15]
Class A without sales charge	9.11%	3.45%	3.03%	4.29%	01/03/12
with sales charge	4.16%	2.50%	2.56%	3.90%	01/03/12
Class C without sales charge	8.18%	2.65%	2.26%	3.50%	01/03/12
with sales charge	7.18%	2.65%	2.26%	3.50%	01/03/12
Class I	9.21%	3.69%	3.31%	6.60%	11/19/07[16]
Class R6	9.53%	3.77%	—	3.68%	03/01/17
S&P Municipal Yield Index[17]	5.83%	2.63%	4.23%	4.42%	11/19/07
S&P Municipal Bond Index[18]	2.35%	1.38%	2.46%	3.41%	11/19/07
Bloomberg U.S. Corporate High Yield Index[19]	9.02%	3.72%	4.28%	6.39%	11/19/07

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Short Duration High Yield Municipal Fund
Class A without sales charge	—	—	—	1.93%	1/2/24
with sales charge	—	—	—	-0.66%	1/2/24
Class I	—	—	—	2.03%	1/2/24
Class R6	—	—	—	2.02%	1/2/24
S&P Short Duration Municipal Yield Index[20]	—	—	—	0.75%	1/2/24
S&P Municipal Bond Index[18]	—	—	—	-1.16%	1/2/24

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteagle.com or by calling 800.334.2143.

The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield Municipal Fund gives effect to the deduction of the maximum sales charge of 4.50% (Effective March 1, 2024, the maximum sales charge changed to 2.50%). The average annual returns for Class A Shares "with sales charge" of First Eagle Short Duration High Yield Municipal Fund give effect to the deduction of the maximum sales charge of 2.50%.

The average annual returns for Class C Shares "with sales charge" reflect the maximum contingent deferred sales charge (CDSC), which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to the shares sold or redeemed within the first year of purchase.

For First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, a CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1 million or more without an initial sales charge.

With respect to the First Eagle Global Income Builder Fund, First Eagle High Yield Municipal Fund and First Eagle Short Duration High Yield Municipal Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund and First Eagle Short Duration High Yield Municipal Fund require $1 million minimum investment and are offered without a sales charge.

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

Class R6 Shares are offered without a sales charge.

2  First Eagle Global Fund commenced operations on April 28, 1970. Performance for periods prior to January 1, 2000, occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. Developed markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. With 1,480 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

4  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada.

5  The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested.

6  The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested.

7  The Composite Index consists of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index.

8  The Bloomberg U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency).

9  Effective March 1, 2023, First Eagle Rising Dividend Fund changed its name and principal investment strategy. Prior to August 14, 2020, the Fund pursued a different investment objective and principal investment strategy. Performance for the periods prior to March 1, 2023 and August 14, 2020 shown is based on the investment strategies utilized by the Fund at those times. The fund launched with share class Y on April 10, 1987. Class Y terminated in 2022.

10  The Russell 2000® Value Index is a widely followed, unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is completely reconstituted annually.

11  The Russell 2000® Index is a widely followed, unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is completely reconstituted annually.

12  The Russell 2500TM Value Index is a widely followed, unmanaged index that measures the performance of the small- to mid-cap value segment of the U.S. equity universe, commonly referred to as "smid" cap. It includes those Russell 2500TM companies with relatively low price-to-book ratios and lower forecasted growth values. The Russell 2500TM Value Index is completely reconstituted annually.

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

13  The Russell 2500TM Index is a widely followed, unmanaged index that measures the performance of the smid cap segment of the U.S. equity universe. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is completely reconstituted annually.

14  The Consumer Price Index for Urban Consumers (CPI-U) is a measurement of changes in the cost of living, and is comprised of components such as housing, food transportation, and energy. It is calculated monthly by the U.S. Bureau of Labor Statistics and covers approximately 93% of the total U.S. population.

15  Effective December 27, 2023, First Eagle High Yield Municipal Fund changed its name and principal investment strategy. Performance for the periods prior to December 27, 2023 shown is based on the investment strategies utilized by the First Eagle High Income Fund.

16  First Eagle High Yield Municipal Fund commenced operations on December 30, 2011, and is the successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

17  S&P Municipal Yield Index is a market value-weighted index that seeks to provide a measure of an investing strategy used in the municipal market that allocates a different percentage to bonds rated below investment grade and non-rated bonds than to bonds rated investment grade. The S&P Municipal Yield Index, whose constituents are derived from S&P Municipal Bond Index, incorporates a strategy of proportional investing in municipal bonds that typically have higher yields than other municipal bonds. Both tax-exempt bonds and bonds subject to the Alternative Minimum Tax (AMT) are included in the Index.

18  The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. It tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT).

19  The Bloomberg U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

20  The S&P Short Duration Municipal Yield Index measures the market-value-weighted performance of bonds issued by state and local municipalities in the U.S. and its territories with a minimum maturity of 6 months and a maximum maturity of 4 years.

Expense ratios as stated in the most recent prospectus.

	Class A	Class C	Class I	Class R6
First Eagle Global Fund	1.10%	1.86%	0.86%	0.79%
First Eagle Overseas Fund	1.15	1.88	0.88	0.80
First Eagle U.S. Value Fund	1.16	1.91	0.91	0.84
First Eagle Gold Fund	1.19	1.92	0.94	0.85
First Eagle Global Income Builder Fund	1.18	1.94	0.97	0.89

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

	Class A	Class C	Class I	Class R6
First Eagle Rising Dividend Fund[21,22]	1.10%	1.82%	0.77%	0.74%
First Eagle Small Cap Opportunity Fund[21,23]	1.33	—	1.10	1.03
First Eagle U.S. Smid Cap Opportunity Fund[21,24]	7.09	—	2.97	8.97
First Eagle Global Real Assets Fund[21,25]	5.91	—	5.46	5.51
First Eagle High Yield Municipal Fund[21,26]	1.53	2.28	1.28	1.28
First Eagle Short Duration High Yield Municipal Fund[21,27]	1.35	—	1.10	1.10

21  For the First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund and First Eagle Short Duration High Yield Municipal Fund, had fees not been waived and/or expenses reimbursed, returns would have been lower.

22  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

23  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 1.00% and 1.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

24  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.95% and 0.95% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

25  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

26  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.85%, 1.60%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 1.60%, 0.60% and 0.60% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

27  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.85%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 0.60% and 0.60% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

These expense ratios are presented as of March 1, 2024 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value and liquidity of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments including those of a

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

particular type, may decline significantly and rapidly. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of a Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If a Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

The COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of the date of this Semiannual Report, First Eagle Global Fund has significant exposure to Europe and Japan; the Overseas Fund has significant exposure to Canada, Europe and Japan; the Gold Fund has significant exposure to Australia and Canada; the Global Income Builder Fund has significant exposure to Europe and Canada; and the Real Assets Fund has significant exposure to Canada, Europe, and Mexico. A Fund's exposure to a particular county is determined in accordance with the Adviser's "country of risk" assessment. "Country of risk" is based on a multi-factor country of risk assessment determined by the Adviser, including factors such as an issuer's country of domicile, and the country of the stock exchange on which it trades, among others.

Investment in Australian issuers involve regulatory, political, currency, security, and economic risks specific to Australia. The Australian economy is susceptible to adverse changes in certain commodities markets, including those related to the mining and agricultural industries. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is also heavily dependent on trading with key partners, including the U.S., China, Japan, South Korea, other Asian and certain European countries. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australian economy. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada's dependency on the economy of the United States, in particular, makes Canada's economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect a Fund's performance.

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

A Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's ("UK") exit from the European Union ("Brexit"). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund's holdings.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect a Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect a Fund.

The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Mexico is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Mexico, which could negatively affect the value of Mexican securities.

The value of a Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

By investing in its Subsidiary, each of the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Real Assets Fund is indirectly exposed to the risks associated with that Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

In addition to investments in larger companies, each Fund may (and the First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund generally will) invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when a Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Each Fund (except the First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund) considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. The First Eagle Small Cap Opportunity Fund considers small companies to be companies with market capitalizations not greater than that of the largest company in the Russell 2000® Index at the time of investment. The First Eagle U.S. Smid Cap Opportunity Fund considers small and medium companies to be companies with market capitalizations not greater than that of the largest company in the Russell 2500TM Index at the time of investment. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

If one or more investors in a Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement and can result in a Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in a Fund's expense ratio. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets when a significant investor purchases, redeems or owns a substantial portion of a Fund's shares.

First Eagle Global Income Builder Funds will invests in high yield instruments (commonly known as "high yield" or "junk" bonds) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

First Eagle Global Income Builder Fund invests in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in a Fund's portfolio stop paying or reduce dividends, a Fund's ability to generate income will be adversely affected.

First Eagle Global Real Assets Fund will invest in companies operating in various industries related to real assets. To the extent there is a downturn in one or more of these industries, there would be a larger impact on the Fund than if the Fund's portfolio were more broadly diversified. Factors that may affect these industries include, but are not limited to, government regulation or deregulation, energy

First Eagle Funds | Semiannual Report | April 30, 2024

Performance Chart1 (unaudited)

conservation and supply/demand, raw material prices, commodities regulation, cost of transport, cost of labor, interest rates, and broad economic developments such as growth or contraction in different markets, currency valuation changes and central bank movements.

An investment strategy that employs a "value" approach may pose a risk to a Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, a Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors' rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer's obligations on such securities. These actions may increase a Fund's operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. Municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities.

All investments involve the risk of loss.

First Eagle Funds | Semiannual Report | April 30, 2024

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First Eagle Global Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Fund	Class A	without sales load	9.15	7.49	6.26
		with sales load	3.69	6.40	5.71
MSCI World Index			18.39	10.46	8.87

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	13.0
Commodities	12.0
Financials	11.4
Industrials	10.6
Information Technology	8.0
Health Care	7.6
Energy	7.0
Communication Services	7.0
Consumer Discretionary	5.9
Materials	4.5
Real Estate	3.0
Foreign Government Securities	0.4
Utilities	0.1
Short-Term Investments	9.5

Countries*~ (%)

United States	53.4
Japan	7.0
United Kingdom	6.6
Canada	4.8
France	3.2
Switzerland	2.8
South Korea	1.8
China	1.7
Mexico	1.6
Hong Kong	1.4
Taiwan	1.2
Brazil	1.1
Sweden	1.0
Belgium	1.0
Germany	0.9
Netherlands	0.5
Thailand	0.3
Norway	0.2
Short-Term Investments	9.5

^  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (3.3% of total investments) that settles in 90 days or less, long-term commercial paper (6.1% of total investments) that settles in 91 days or greater and other short-term investments (0.1% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. Developed markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. With 1,480 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	11.9
Oracle Corp. (Software, United States)	2.2
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.2
Meta Platforms, Inc., Class A (Interactive Media & Services, United States)	2.2
HCA Healthcare, Inc. (Health Care Providers & Services, United States)	1.9
Schlumberger NV (Energy Equipment & Services, United States)	1.8
Comcast Corp., Class A (Media, United States)	1.6
Elevance Health, Inc. (Health Care Providers & Services, United States)	1.5
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	1.5
Alphabet, Inc., Class C (Interactive Media & Services, United States)	1.4
Total	28.2

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 77.9%
Belgium — 0.9%
Groupe Bruxelles Lambert NV	6,469,396	480,223,030
Brazil — 1.1%
Ambev SA, ADR	149,620,059	347,118,537
Itausa SA (Preference)	103,903,979	191,295,698
		538,414,235
Canada — 4.8%
Agnico Eagle Mines Ltd.	2,830,107	179,224,006
Barrick Gold Corp.	25,083,139	417,383,433
Franco-Nevada Corp.	1,260,834	151,778,165
Imperial Oil Ltd.	10,896,401	749,169,618
Nutrien Ltd.	4,461,321	235,423,909
Power Corp. of Canada	12,323,141	328,342,580
Wheaton Precious Metals Corp.	7,936,282	413,797,743
		2,475,119,454
China — 1.7%
Alibaba Group Holding Ltd.	37,671,592	352,721,548
Prosus NV	15,821,294	529,379,709
		882,101,257
France — 3.2%
Danone SA	10,211,219	639,092,854
Legrand SA	1,954,335	200,840,342
LVMH Moet Hennessy Louis Vuitton SE	145,168	119,246,270
Sanofi SA	4,031,951	398,328,595
Sodexo SA	2,131,829	185,625,741
Wendel SE	867,489	88,462,885
		1,631,596,687
Germany — 0.9%
Brenntag SE	1,126,149	89,870,528
Henkel AG & Co. KGaA (Preference)	3,516,726	279,374,890
Merck KGaA	597,571	94,954,995
		464,200,413
Hong Kong — 1.4%
CK Asset Holdings Ltd.	37,986,500	162,034,309
Guoco Group Ltd.	12,748,580	121,411,943

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Hong Kong — 1.4% (continued)
Hongkong Land Holdings Ltd.	31,759,300	101,476,693
Hysan Development Co. Ltd.	23,322,348	36,349,842
Jardine Matheson Holdings Ltd.	7,051,271	270,557,268
		691,830,055
Japan — 7.0%
Chofu Seisakusho Co. Ltd. (a)	3,136,200	45,339,646
FANUC Corp.	16,005,400	474,068,717
Hirose Electric Co. Ltd.	1,258,915	133,628,587
Hoshizaki Corp.	5,662,600	195,125,940
Keyence Corp.	263,400	115,835,381
Komatsu Ltd.	6,756,000	201,708,136
Mitsubishi Electric Corp.	24,592,300	428,641,982
MS&AD Insurance Group Holdings, Inc.	26,478,960	476,066,428
Secom Co. Ltd.	6,337,130	440,192,907
Shimano, Inc.	2,469,690	401,356,770
SMC Corp.	442,156	232,294,025
Sompo Holdings, Inc.	18,813,600	372,323,616
T Hasegawa Co. Ltd. (a)	3,002,800	58,633,551
USS Co. Ltd.	2,597,200	19,840,777
		3,595,056,463
Mexico — 1.4%
Fomento Economico Mexicano SAB de CV, ADR	4,913,976	578,178,416
Fresnillo plc	5,590,827	38,720,855
Industrias Penoles SAB de CV*	6,401,020	92,894,800
		709,794,071
Netherlands — 0.5%
Heineken Holding NV	2,538,232	204,185,437
Pluxee NV*	2,131,829	65,727,290
		269,912,727
Norway — 0.2%
Orkla ASA	16,166,787	109,973,104
South Korea — 1.6%
Hyundai Mobis Co. Ltd.	999,985	163,596,850
KT&G Corp.	5,242,098	337,778,721

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
South Korea — 1.6% (continued)
NAVER Corp.	841,829	111,036,870
Samsung Electronics Co. Ltd. (Preference)	4,049,795	189,089,467
		801,501,908
Sweden — 1.0%
Investor AB, Class A	4,970,940	121,074,735
Investor AB, Class B	11,255,824	275,686,195
Svenska Handelsbanken AB, Class A	10,429,006	89,432,137
		486,193,067
Switzerland — 2.8%
Cie Financiere Richemont SA (Registered)	4,644,824	642,040,223
Nestle SA (Registered)	3,086,462	309,881,397
Schindler Holding AG	1,798,637	448,321,825
Schindler Holding AG (Registered)	211,870	51,622,921
		1,451,866,366
Taiwan — 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,606,256	632,623,199
Thailand — 0.3%
Bangkok Bank PCL, NVDR	42,690,800	157,503,801
United Kingdom — 6.6%
BAE Systems plc	30,239,911	502,956,744
Berkeley Group Holdings plc (a)	6,766,463	397,364,861
British American Tobacco plc	20,559,170	603,540,699
Derwent London plc, REIT	3,397,186	87,276,250
Diageo plc	3,588,503	124,017,509
Haleon plc	83,820,988	354,004,792
Lloyds Banking Group plc	396,239,696	255,726,550
Reckitt Benckiser Group plc	7,178,278	401,316,035
Unilever plc	12,894,404	667,004,063
		3,393,207,503
United States — 41.3%
Alphabet, Inc., Class A*	2,694,360	438,587,921
Alphabet, Inc., Class C*	4,503,302	741,423,641
American Express Co.	1,903,714	445,526,187
Analog Devices, Inc.	2,674,970	536,625,732

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
United States — 41.3% (continued)
Bank of New York Mellon Corp. (The)	11,016,077	622,298,190
Becton Dickinson & Co.	1,479,983	347,204,012
Berkshire Hathaway, Inc., Class A*	675	404,662,507
Boston Properties, Inc., REIT	2,473,129	153,061,954
Brown & Brown, Inc.	2,287,048	186,485,894
CH Robinson Worldwide, Inc (a)	8,084,325	573,987,075
Charles Schwab Corp. (The)	2,570,105	190,059,265
Colgate-Palmolive Co.	6,917,501	635,856,692
Comcast Corp., Class A	21,961,227	836,942,361
Cummins, Inc.	1,455,755	411,236,230
Deere & Co.	381,724	149,410,591
Dentsply Sirona, Inc.	7,189,968	215,770,940
Douglas Emmett, Inc., REIT (a)	9,162,021	125,611,308
Elevance Health, Inc.	1,464,449	774,078,452
Equity Residential, REIT	6,189,955	398,633,102
Expeditors International of Washington, Inc.	1,961,371	218,320,206
Extra Space Storage, Inc., REIT	1,155,209	155,121,464
Exxon Mobil Corp.	9,538,191	1,128,081,850
Fidelity National Financial, Inc.	4,297,027	212,702,836
Flowserve Corp. (a)	7,892,216	372,196,907
HCA Healthcare, Inc.	3,109,934	963,519,752
IPG Photonics Corp.* (a)	3,097,302	260,111,422
JG Boswell Co.	2,485	1,440,057
Kraft Heinz Co. (The)	4,471,740	172,653,881
Medtronic plc	6,323,862	507,426,687
Meta Platforms, Inc., Class A	2,584,560	1,111,800,175
Microsoft Corp.	466,954	181,799,201
Mills Music Trust (a)	31,592	1,103,509
Newmont Corp.	8,257,354	335,578,867
Noble Corp. plc	2,010,900	89,243,742
NOV, Inc. (a)	26,905,276	497,478,553
ONEOK, Inc.	2,398,383	189,760,063
Oracle Corp.	10,164,584	1,156,221,430
Philip Morris International, Inc.	7,366,039	699,331,743

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares		Value ($)
United States — 41.3% (continued)
PPG Industries, Inc.		853,547	110,107,563
Ross Stores, Inc.		1,271,219	164,686,421
Royal Gold, Inc.		1,476,988	177,430,568
RPM International, Inc.		850,166	90,891,247
Salesforce, Inc.		1,385,077	372,502,608
Schlumberger NV		19,905,698	945,122,541
Texas Instruments, Inc.		2,800,783	494,114,137
UGI Corp.		2,435,845	62,260,198
Universal Health Services, Inc., Class B		3,368,166	574,036,531
US Bancorp		5,965,007	242,358,234
Walmart, Inc.		3,753,467	222,768,266
Walt Disney Co. (The)		2,946,738	327,382,592
Weyerhaeuser Co., REIT		10,347,140	312,173,214
Willis Towers Watson plc		2,814,965	706,950,310
			21,244,138,829
Total Common Stocks (Cost $26,815,316,729)			40,015,256,169
	Ounces
Commodities — 11.9%
Gold bullion* (Cost $2,786,031,545)		2,676,160	6,132,020,318
	Principal Amount ($)
Foreign Government Securities — 0.4%
Mexico — 0.2%
Mex Bonos Desarr Fix Rt Series M, 5.75%, 3/5/2026	MXN	1,813,230,000	97,103,583
South Korea — 0.2%
Republic of Korea 1.25%, 3/10/2026	KRW	158,937,690,000	110,337,807
Total Foreign Government Securities (Cost 218,497,362)			207,441,390

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 0.0% (b)
United States — 0.0% (b)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $5,181,930)	5,467,000	4,933,968
Short-Term Investments — 9.5%
Commercial Paper — 9.4%
AES Corp. (The) 5.86%, 5/1/2024 (c)	58,833,000	58,823,391
BASF SE 5.49%, 6/12/2024 (c)(d)	70,000,000	69,547,524
5.51%, 7/30/2024 (c)(d)	75,000,000	73,970,689
BP Capital Markets plc 5.45%, 6/5/2024 (c)	100,000,000	99,458,400
5.46%, 6/10/2024 (c)	120,000,000	119,259,130
CVS Caremark Corp. 5.40%, 5/1/2024 (c)	37,470,000	37,464,388
Engie SA 5.39%, 5/9/2024 (c)(d)	30,900,000	30,859,241
5.39%, 5/14/2024 (c)	70,000,000	69,856,624
5.37%, 5/23/2024 (c)	77,450,000	77,190,567
5.35%, 5/28/2024 (c)	50,000,000	49,795,911
5.40%, 5/31/2024 (c)	50,000,000	49,773,772
5.40%, 7/8/2024 (c)	50,000,000	49,487,675
5.48%, 7/23/2024 (c)	50,000,000	49,375,133
5.43%, 7/29/2024 (c)	50,000,000	49,330,000
5.43%, 7/31/2024 (c)	37,500,000	36,986,103
Entergy Corp. 5.40%, 5/1/2024 (c)	20,415,000	20,411,943
Export Development Corp 5.25%, 7/23/2024 (c)	41,700,000	41,189,759
Export Development Corp. 5.25%, 7/22/2024 (c)	50,000,000	49,395,407
FMS Wertmanagement AöR 5.34%, 5/8/2024 (c)(d)	64,810,000	64,734,052
General Motors Financial Co., Inc. 5.43%, 5/1/2024 (c)	80,917,000	80,904,766
Global Payments, Inc. 5.96%, 5/1/2024 (c)	25,797,000	25,792,720

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.4% (continued)
Government of Quebec 5.30%, 6/11/2024 (c)(d)	50,000,000	49,688,966
5.31%, 7/11/2024 (c)	70,650,000	69,898,567
Hydro-Quebec 5.33%, 5/3/2024 (c)(d)	33,000,000	32,985,523
5.31%, 5/16/2024 (c)	68,500,000	68,339,167
5.30%, 6/25/2024 (c)	67,470,000	66,910,458
Intel Corp. 5.56%, 6/20/2024 (c)	36,350,000	36,068,266
Johnson & Johnson 5.32%, 7/2/2024 (c)(d)	75,000,000	74,300,831
5.33%, 7/5/2024 (c)	50,000,000	49,511,967
5.33%, 7/10/2024 (c)(d)	92,500,000	91,529,652
5.32%, 7/19/2024 (c)	37,500,000	37,057,500
Kreditanstalt fuer Wiederaufbau 5.29%, 5/2/2024 (c)(d)	117,000,000	116,966,181
5.31%, 5/10/2024 (c)	35,906,000	35,854,036
Lvmh Moet Hen Lv Se 5.36%, 6/26/2024 (c)	40,000,000	39,660,723
LVMH Moet Hennessy Louis Vuitton SE 5.36%, 7/2/2024 (c)	50,000,000	49,531,175
Microsoft Corp. 5.34%, 5/17/2024 (c)(d)	67,700,000	67,530,604
Nederlandse Waterschapsbank NV 5.36%, 5/6/2024 (c)(d)	175,000,000	174,844,624
5.37%, 5/9/2024 (c)(d)	100,000,000	99,866,706
5.35%, 5/17/2024 (c)	50,000,000	49,873,948
5.28%, 5/20/2024 (c)	75,000,000	74,777,452
NRW Bank 5.37%, 5/7/2024 (c)(d)	75,000,000	74,922,854
5.38%, 6/3/2024 (c)(d)	50,000,000	49,749,187
5.36%, 6/11/2024 (c)	40,000,000	39,752,013
5.39%, 7/17/2024 (c)	90,000,000	88,959,090
5.39%, 7/25/2024 (c)	55,000,000	54,297,595
5.39%, 7/26/2024 (c)	75,000,000	74,030,856
Oracle Corp. 5.45%, 7/25/2024 (c)(d)	22,750,000	22,458,228
5.48%, 7/26/2024 (c)(d)	46,620,000	46,015,102

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.4% (continued)
Philip Morris International, Inc. 5.35%, 5/10/2024 (c)	97,000,000	96,855,945
5.38%, 6/4/2024 (c)(d)	50,000,000	49,739,364
5.38%, 6/7/2024 (c)	100,000,000	99,433,941
Province of Quebec 5.36%, 5/13/2024 (c)(d)	101,794,000	101,598,985
5.34%, 5/22/2024 (c)(d)	97,550,000	97,233,278
PSP Capital, Inc. 5.30%, 5/3/2024 (c)(d)	100,000,000	99,955,762
5.35%, 5/24/2024 (c)(d)	100,000,000	99,647,911
5.35%, 6/17/2024 (c)(d)	100,000,000	99,292,800
5.36%, 6/18/2024 (c)	48,000,000	47,653,276
5.35%, 6/21/2024 (c)(d)	50,000,000	49,616,066
5.36%, 6/28/2024 (c)	75,000,000	74,343,994
Roche Holdings, Inc. 5.36%, 6/6/2024 (c)(d)	50,000,000	49,726,251
Sanofi SA 5.38%, 6/13/2024 (c)	75,000,000	74,510,133
5.42%, 7/24/2024 (c)(d)	95,000,000	93,798,469
Siemens Capital Co. LLC 5.34%, 6/20/2024 (c)	50,984,000	50,600,400
Svensk Exportkredit AB 5.34%, 5/14/2024 (c)	75,000,000	74,846,004
5.31%, 5/21/2024 (c)	100,000,000	99,691,883
5.30%, 5/28/2024 (c)	100,000,000	99,588,694
5.31%, 7/15/2024 (c)	100,000,000	98,879,141
Total Finance USA, Inc. 5.40%, 6/14/2024 (c)	94,900,000	94,262,391
5.42%, 6/20/2024 (c)	50,000,000	49,618,846
5.43%, 6/24/2024 (c)(d)	100,000,000	99,177,292
UnitedHealth Group, Inc. 5.37%, 8/1/2024 (c)	65,000,000	64,104,669
Total Commercial Paper (Cost $4,804,055,248)		4,803,163,961

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 5.29%, 6/13/2024 (c)	20,000,000	19,874,233
5.17%, 6/27/2024 (c)	20,000,000	19,833,037
5.22%, 9/5/2024 (c)	20,000,000	19,632,053
Total U.S. Treasury Obligations (Cost $59,358,756)		59,339,323
	Shares
Investment Companies — 0.0% (b)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (e) (Cost $544,072)	544,072	544,072
Total Short-Term Investments (Cost $4,863,958,076)		4,863,047,356
Total Investments — 99.7% (Cost $34,688,985,642)		51,222,699,201
Other Assets Less Liabilities — 0.3%		142,245,116
Net Assets — 100.0%		51,364,944,317

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Represents less than 0.05% of net assets.

(c)  The rate shown was the current yield as of April 30, 2024.

(d)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at April 30, 2024 amounted to $1,979,756,142, which represents approximately 3.85% of net assets of the Fund.

(e)  Represents 7-day effective yield as of April 30, 2024.

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,502,045,381
Aggregate gross unrealized depreciation	(1,927,672,370)
Net unrealized appreciation	$16,574,373,011
Federal income tax cost	$34,688,985,642

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of April 30, 2024

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	227,334,564	EUR	207,940,000	JPMorgan Chase Bank	6/5/2024	$5,107,601
USD	91,154,232	GBP	71,983,000	JPMorgan Chase Bank	6/5/2024	1,191,371
USD	109,862,487	JPY	15,953,736,000	JPMorgan Chase Bank	6/5/2024	8,158,154
USD	259,780,784	EUR	241,353,000	UBS AG	7/3/2024	1,520,570
USD	74,077,033	JPY	10,924,029,000	UBS AG	7/3/2024	4,147,059
USD	225,169,584	EUR	205,770,000	Bank of New York Mellon	8/7/2024	4,595,975
USD	108,731,543	JPY	15,907,827,000	Bank of New York Mellon	8/7/2024	6,341,323
USD	281,260,696	EUR	257,494,000	Goldman Sachs	9/4/2024	4,863,416
USD	106,835,859	GBP	84,149,000	Goldman Sachs	9/4/2024	1,599,418
USD	80,206,163	JPY	11,921,844,000	Goldman Sachs	9/4/2024	3,134,565
Net unrealized appreciation						$40,659,452

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Affiliated Securities

Security Description	Shares at April 30, 2024	Market Value October 31, 2023	Purchases at Cost	Proceeds from Sales
Common Stocks — 4.6%
Japan — 0.2%
Chofu Seisakusho Co. Ltd.	3,136,200	$44,698,784	$—	$—
T Hasegawa Co. Ltd.	3,002,800	62,909,936	—	—
		107,608,720	—	—
United Kingdom — 0.8%
Berkeley Group Holdings plc	6,766,463	332,616,729	—	—
United States — 3.6%
CH Robinson Worldwide, Inc.	8,084,325	547,603,660	111,156,693	—
Douglas Emmett, Inc., REIT	9,162,021	102,706,255	—	—
Flowserve Corp.	7,892,216	289,802,171	—	—
IPG Photonics Corp.*	3,097,302	266,058,242	—	—
Mills Music Trust	31,592	1,074,444	—	—
NOV, Inc.	26,905,276	537,029,309	—	—
		1,744,274,081	111,156,693	—
Total Common Stocks		2,184,499,530	111,156,693	—
Total		$2,184,499,530	$111,156,693	$—

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ Depreciation	Market Value April 30, 2024	Dividend Income
Common Stocks — 4.6%
Japan — 0.2%
Chofu Seisakusho Co. Ltd.	$—	$640,862	$45,339,646	$452,619
T Hasegawa Co. Ltd.	—	(4,276,385)	58,633,551	553,429
	—	(3,635,523)	103,973,197	1,006,048
United Kingdom — 0.8%
Berkeley Group Holdings plc	—	64,748,132	397,364,861	2,860,164
United States — 3.6%
CH Robinson Worldwide, Inc.	—	(84,773,278)	573,987,075	9,013,538
Douglas Emmett, Inc., REIT	—	22,905,053	125,611,308	3,481,568
Flowserve Corp.	—	82,394,736	372,196,907	3,235,809
IPG Photonics Corp.*	—	(5,946,820)	260,111,422	—
Mills Music Trust	—	29,065	1,103,509	37,931
NOV, Inc.	—	(39,550,756)	497,478,553	2,690,528
	—	(24,942,000)	1,830,488,774	18,459,374
Total Common Stocks	—	36,170,609	2,331,826,832	22,325,586
Total	$—	$36,170,609	$2,331,826,832	$22,325,586

*  Non-income producing security.

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on seeking securities that may be undervalued.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Overseas Fund	Class A	without sales load	4.58	4.63	3.80
		with sales load	-0.64	3.56	3.27
MSCI EAFE Index			9.28	6.18	4.38

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	20.1
Industrials	15.3
Financials	14.5
Commodities	11.4
Consumer Discretionary	8.8
Materials	7.8
Energy	6.6
Information Technology	4.1
Health Care	3.9
Real Estate	2.6
Foreign Government Securities	1.2
Communication Services	1.0
Short-Term Investments	2.7

Countries*~ (%)

Japan	15.8
United States	15.0
United Kingdom	13.9
Canada	9.0
France	6.2
Switzerland	4.6
South Korea	4.3
Hong Kong	3.4
Mexico	3.1
Sweden	3.0
Taiwan	2.6
China	2.6
Germany	2.5
Brazil	2.2
Singapore	2.2
Belgium	1.9
Netherlands	1.5
Chile	0.9
Norway	0.8
Thailand	0.8
Turkey	0.6
Faroe Islands	0.4
Short-Term Investments	2.7

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (1.7% of total investments) that settles in 90 days or less, long-term commercial paper (0.8% of total investments) that settles in 91 days or greater and other short-term investments (0.2% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	11.3
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	4.1
Shell plc (Oil, Gas & Consumable Fuels, United Kingdom)	2.5
Danone SA (Food Products, France)	2.4
Willis Towers Watson plc (Insurance, United States)	2.4
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment, Taiwan)	2.3
Unilever plc (Personal Care Products, United Kingdom)	2.1
Fomento Economico Mexicano SAB de CV, ADR (Beverages, Mexico)	2.1
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	2.0
British American Tobacco plc (Tobacco, United Kingdom)	1.9
Total	33.1

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 84.5%
Belgium — 2.0%
Groupe Bruxelles Lambert NV	2,922,262	216,919,402
Legris Industries SA*‡ (a)(b)(c)	905,366	21,865,255
		238,784,657
Brazil — 2.2%
Ambev SA, ADR	74,789,315	173,511,211
Itausa SA (Preference)	51,723,362	95,226,927
		268,738,138
Canada — 8.9%
Agnico Eagle Mines Ltd.	814,125	51,556,618
Barrick Gold Corp.	6,165,298	102,590,559
Franco-Nevada Corp.	316,575	38,109,039
Imperial Oil Ltd.	7,302,283	502,060,136
Nutrien Ltd.	2,436,243	128,560,543
Power Corp. of Canada	6,216,607	165,637,704
Wheaton Precious Metals Corp.	2,364,552	123,287,741
		1,111,802,340
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR (c)	9,392,572	113,650,121
China — 2.5%
Alibaba Group Holding Ltd.	13,666,828	127,963,393
Prosus NV	5,606,068	187,578,756
		315,542,149
Faroe Islands — 0.4%
Bakkafrost P/F	801,656	48,687,873
France — 6.2%
Danone SA	4,768,985	298,478,001
Laurent-Perrier (c)	558,938	72,772,834
Legrand SA	812,472	83,494,976
LVMH Moet Hennessy Louis Vuitton SE	33,358	27,401,473
Sanofi SA	1,679,882	165,960,607
Sodexo SA	801,545	69,793,302
Wendel SE	439,181	44,785,834
		762,687,027

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Germany — 2.5%
Brenntag SE	557,632	44,500,934
FUCHS SE (Preference)	2,322,615	108,464,449
Henkel AG & Co. KGaA (Preference)	1,476,257	117,276,449
Merck KGaA	226,858	36,048,102
		306,289,934
Hong Kong — 3.4%
CK Asset Holdings Ltd.	19,475,000	83,072,096
Great Eagle Holdings Ltd.	22,777,700	34,769,914
Guoco Group Ltd.	7,806,340	74,344,194
Hongkong Land Holdings Ltd.	15,883,500	50,750,648
Hysan Development Co. Ltd.	17,500,405	27,275,854
Jardine Matheson Holdings Ltd.	3,779,100	145,004,067
		415,216,773
Japan — 15.6%
As One Corp.	2,756,760	45,418,379
Chofu Seisakusho Co. Ltd.	1,704,600	24,643,186
Daiichikosho Co. Ltd. (c)	5,732,560	66,912,762
FANUC Corp.	6,945,600	205,723,798
Hirose Electric Co. Ltd.	758,730	80,536,031
Hoshizaki Corp.	2,554,200	88,014,459
Kansai Paint Co. Ltd.	8,320,730	108,320,735
Keyence Corp.	74,800	32,894,786
Komatsu Ltd.	3,814,300	113,880,305
MISUMI Group, Inc.	830,100	13,495,650
Mitsubishi Electric Corp.	11,266,300	196,370,781
MS&AD Insurance Group Holdings, Inc.	9,761,400	175,500,655
Nagaileben Co. Ltd.	1,687,224	25,169,487
Nihon Kohden Corp.	2,470,100	67,158,201
Pilot Corp.	700,700	18,754,064
Secom Co. Ltd.	2,958,100	205,477,028
Shimano, Inc.	1,012,170	164,490,799
SK Kaken Co. Ltd.	437,805	22,068,603
SMC Corp.	195,690	102,809,004
First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Japan — 15.6% (continued)
Sompo Holdings, Inc.	6,924,300	137,032,807
T Hasegawa Co. Ltd.	1,906,436	37,225,627
TIS, Inc.	121,100	2,586,281
USS Co. Ltd.	1,120,600	8,560,594
		1,943,044,022
Mexico — 2.8%
Fomento Economico Mexicano SAB de CV, ADR	2,174,086	255,802,959
Fresnillo plc	1,426,722	9,881,167
Grupo Mexico SAB de CV, Series B	6,905,948	42,671,488
Industrias Penoles SAB de CV*	2,246,692	32,605,116
		340,960,730
Netherlands — 1.5%
HAL Trust	644,459	85,142,936
Heineken Holding NV	973,676	78,326,355
Pluxee NV*	801,545	24,712,761
		188,182,052
Norway — 0.8%
Orkla ASA	14,829,598	100,876,997
Singapore — 1.6%
Haw Par Corp. Ltd. (c)	19,447,213	139,677,817
UOL Group Ltd.	15,047,300	64,248,248
		203,926,065
South Korea — 4.0%
Fursys, Inc. (c)	872,463	23,786,563
Hyundai Mobis Co. Ltd.	505,396	82,682,434
KT&G Corp.	2,451,893	157,989,660
NAVER Corp.	415,053	54,745,306
NongShim Co. Ltd.	203,663	58,479,717
Samsung Electronics Co. Ltd. (Preference)	2,345,824	109,529,151
		487,212,831
Sweden — 3.0%
Industrivarden AB, Class A	123,708	3,983,836
Industrivarden AB, Class C	1,572,517	50,556,174
Investor AB, Class A	1,542,690	37,574,540

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Sweden — 3.0% (continued)
Investor AB, Class B	8,384,352	205,355,921
L E Lundbergforetagen AB, Class B	296,080	14,593,153
Svenska Handelsbanken AB, Class A	6,838,494	58,642,323
		370,705,947
Switzerland — 4.7%
Cie Financiere Richemont SA (Registered)	1,767,922	244,374,606
Nestle SA (Registered)	1,236,148	124,109,504
Schindler Holding AG	724,861	180,676,260
Schindler Holding AG (Registered)	82,435	20,085,597
		569,245,967
Taiwan — 2.6%
Taiwan Secom Co. Ltd.	8,545,694	33,687,569
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,075,542	285,054,938
		318,742,507
Thailand — 0.8%
Bangkok Bank PCL, NVDR	20,440,959	75,415,048
Thai Beverage PCL	52,214,985	18,907,825
		94,322,873
Turkey — 0.6%
AG Anadolu Grubu Holding A/S	7,420,450	74,407,847
United Kingdom — 13.9%
BAE Systems plc	13,135,620	218,474,474
Berkeley Group Holdings plc	2,497,480	146,666,108
Big Yellow Group plc, REIT	2,602,379	35,008,067
British American Tobacco plc	8,042,810	236,106,962
Diageo plc	1,347,668	46,574,973
Great Portland Estates plc, REIT	4,895,618	23,979,892
Haleon plc	30,512,937	128,866,602
Lloyds Banking Group plc	189,904,219	122,561,044
Reckitt Benckiser Group plc	3,270,973	182,870,309
Shell plc	8,552,371	305,608,736
Unilever plc	5,122,575	264,981,487
		1,711,698,654
United States — 3.6%
Newmont Corp.	2,558,784	103,988,982

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares		Value ($)
United States — 3.6% (continued)
Royal Gold, Inc.		454,973	54,655,906
Willis Towers Watson plc		1,164,307	292,404,060
			451,048,948
Total Common Stocks (Cost $7,879,863,155)			10,435,774,452
	Ounces
Commodities — 11.3%
Gold bullion* (Cost $534,673,298)		611,537	1,401,246,132
	Principal Amount ($)
Foreign Government Securities — 1.2%
Mexico — 0.3%
Mex Bonos Desarr Fix Rt Series M, 5.75%, 3/5/2026	MXN	665,860,000	35,658,682
Singapore — 0.6%
Republic of Singapore 1.25%, 11/1/2026	SGD	108,048,000	74,926,367
South Korea — 0.3%
Republic of Korea 1.25%, 3/10/2026	KRW	59,926,230,000	41,602,019
Total Foreign Government Securities (Cost 157,228,153)			152,187,068
Short-Term Investments — 2.6%
Commercial Paper — 2.4%
AES Corp. (The) 5.86%, 5/1/2024 (d)		45,444,000	45,436,578
BASF SE 5.49%, 6/12/2024 (d)(e)		17,250,000	17,138,497
CVS Caremark Corp. 5.40%, 5/1/2024 (d)		28,944,000	28,939,665
Engie SA 5.43%, 7/31/2024 (d)		12,500,000	12,328,701

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 2.4% (continued)
Entergy Corp. 5.40%, 5/1/2024 (d)	15,769,000	15,766,638
FMS Wertmanagement AöR 5.34%, 5/8/2024 (d)(e)	10,190,000	10,178,059
General Motors Financial Co., Inc. 5.43%, 5/1/2024 (d)	62,503,000	62,493,550
Global Payments, Inc. 5.96%, 5/1/2024 (d)	19,927,000	19,923,694
Hydro-Quebec 5.33%, 5/3/2024 (d)(e)	22,000,000	21,990,349
Kreditanstalt fuer Wiederaufbau 5.31%, 5/10/2024 (d)	4,094,000	4,088,075
Nederlandse Waterschapsbank NV 5.28%, 5/20/2024 (d)	25,000,000	24,925,817
NRW Bank 5.39%, 7/17/2024 (d)	10,000,000	9,884,343
5.39%, 7/25/2024 (d)	20,000,000	19,744,580
Province of Quebec 5.38%, 5/13/2024 (d)(e)	5,906,000	5,894,685
Siemens Capital Co. LLC 5.34%, 6/20/2024 (d)	8,016,000	7,955,688
Total Commercial Paper (Cost $306,739,596)		306,688,919
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills 5.29%, 6/13/2024 (d)	10,000,000	9,937,117
5.17%, 6/27/2024 (d)	10,000,000	9,916,519
5.22%, 9/5/2024 (d)	10,000,000	9,816,026
Total U.S. Treasury Obligations (Cost $29,679,378)		29,669,662

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Investment Companies — 0.0% (f)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (g) (Cost $185,361)	185,361	185,361
Total Short-Term Investments (Cost $336,604,335)		336,543,942
Total Investments — 99.6% (Cost $8,908,368,941)		12,325,751,594
Other Assets Less Liabilities — 0.4%		45,754,682
Net Assets — 100.0%		12,371,506,276

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Represents a security that is subject to legal or contractual restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $21,865,255, which represents approximately 0.18% of net assets of the Fund.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Legris Industries SA	04/30/04	$23,433,066	$24.15

(b)  Security fair valued as of April 30, 2024 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2024 amounted to $21,865,255, which represents approximately 0.18% of net assets of the Fund.

(c)  Affiliated company as defined under the Investment Company Act of 1940.

(d)  The rate shown was the current yield as of April 30, 2024.

(e)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at April 30, 2024 amounted to $55,201,590, which represents approximately 0.45% of net assets of the Fund.

(f)  Represents less than 0.05% of net assets.

(g)  Represents 7-day effective yield as of April 30, 2024.

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,201,127,059
Aggregate gross unrealized depreciation	(761,778,073)
Net unrealized appreciation	$3,439,348,986
Federal income tax cost	$8,908,368,941

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of April 30, 2024

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	127,105,757	EUR	116,262,000	JPMorgan Chase Bank	6/5/2024	$2,855,727
USD	37,953,176	GBP	29,971,000	JPMorgan Chase Bank	6/5/2024	496,042
USD	62,014,275	JPY	9,005,434,000	JPMorgan Chase Bank	6/5/2024	4,605,048
USD	143,189,259	EUR	133,032,000	UBS AG	7/3/2024	838,127
USD	34,086,995	JPY	5,026,758,000	UBS AG	7/3/2024	1,908,294
USD	125,082,541	EUR	114,306,000	Bank of New York Mellon	8/7/2024	2,553,081
USD	55,680,109	JPY	8,146,206,000	Bank of New York Mellon	8/7/2024	3,247,315
USD	165,772,910	EUR	151,765,000	Goldman Sachs	9/4/2024	2,866,460
USD	43,895,830	GBP	34,579,000	Goldman Sachs	9/4/2024	651,456
USD	49,762,433	JPY	7,396,688,000	Goldman Sachs	9/4/2024	1,944,783
Net unrealized appreciation						$21,966,333

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Affiliated Securities

Security Description	Shares at April 30, 2024	Market Value October 31, 2023	Purchases at Cost	Proceeds from Sales
Common Stocks — 3.5%
Belgium — 0.2%
Legris Industries SA*‡ (a)(b)	905,366	$15,384,962	$—	$—
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	9,392,572	105,666,435	—	—
France — 0.6%
Laurent-Perrier	558,938	69,786,652	—	—
Japan — 0.5%
Daiichikosho Co. Ltd.	5,732,560	84,735,608	—	—
Singapore — 1.1%
Haw Par Corp. Ltd.	19,447,213	135,861,236	—	—
South Korea — 0.2%
Fursys, Inc.	872,463	18,766,466	—	—
Total Common Stocks		430,201,359	—	—
Total		$430,201,359	$—	$—

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Overseas Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value April 30, 2024	Dividend Income
Common Stocks — 3.5%
Belgium — 0.2%
Legris Industries SA*‡ (a)(b)	$—	$6,480,293	$21,865,255	$—
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	—	7,983,686	113,650,121	2,363,311
France — 0.6%
Laurent-Perrier	—	2,986,182	72,772,834	—
Japan — 0.5%
Daiichikosho Co. Ltd.	—	(17,822,846)	66,912,762	988,372
Singapore — 1.1%
Haw Par Corp. Ltd.	—	3,816,581	139,677,817	—
South Korea — 0.2%
Fursys, Inc.	—	5,020,097	23,786,563	632,116
Total Common Stocks	—	8,463,993	438,665,352	3,983,799
Total	$—	$8,463,993	$438,665,352	$3,983,799

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of April 30, 2024 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2024 amounted to $21,865,255, which represents approximately 0.18% of net assets of the Fund.

(b)  Represents a security that is subject to legal or contractual restrictions on resale.

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One-Year	Five-Years	Ten-Years
First Eagle U.S. Value Fund	Class A	without sales charge	12.70	8.65	7.60
		with sales charge	7.06	7.55	7.05
S&P 500 Index			22.66	13.19	12.41

Asset Allocation* (%)

Sectors* (%)

Health Care	12.8
Commodities	12.7
Financials	11.4
Communication Services	11.0
Information Technology	10.6
Energy	8.9
Consumer Staples	7.0
Industrials	6.6
Materials	4.1
Real Estate	3.8
Consumer Discretionary	0.5
Utilities	0.2
Short-Term Investments	10.4

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (2.7% of total investments) that settles in 90 days or less, long-term commercial paper (4.7% of total investments) that settles in 91 days or greater and other short-term investments (3.0% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	12.7
HCA Healthcare, Inc. (Health Care Providers & Services, United States)	3.9
Oracle Corp. (Software, United States)	3.4
Meta Platforms, Inc., Class A (Interactive Media & Services, United States)	3.3
Elevance Health, Inc. (Health Care Providers & Services, United States)	3.1
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	3.0
Philip Morris International, Inc. (Tobacco, United States)	2.8
Comcast Corp., Class A (Media, United States)	2.8
Colgate-Palmolive Co. (Household Products, United States)	2.7
Bank of New York Mellon Corp. (The) (Capital Markets, United States)	2.6
Total	40.3

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 74.2%
Air Freight & Logistics — 2.9%
CH Robinson Worldwide, Inc.	362,126	25,710,946
Expeditors International of Washington, Inc.	98,323	10,944,333
		36,655,279
Banks — 1.1%
US Bancorp	330,658	13,434,635
Capital Markets — 3.5%
Bank of New York Mellon Corp. (The)	589,455	33,298,313
Charles Schwab Corp. (The)	143,493	10,611,307
		43,909,620
Chemicals — 1.3%
Nutrien Ltd. (Canada)	158,929	8,386,684
PPG Industries, Inc.	37,210	4,800,090
RPM International, Inc.	30,241	3,233,065
		16,419,839
Consumer Finance — 1.5%
American Express Co.	78,997	18,487,668
Consumer Staples Distribution & Retail — 0.7%
Walmart, Inc.	159,034	9,438,668
Electronic Equipment, Instruments & Components — 1.2%
IPG Photonics Corp.*	178,742	15,010,753
Energy Equipment & Services — 3.5%
Noble Corp. plc	73,511	3,262,418
NOV, Inc.	999,361	18,478,185
Schlumberger NV	471,530	22,388,244
		44,128,847
Entertainment — 1.0%
Walt Disney Co. (The)	109,127	12,124,010
Financial Services — 1.5%
Berkshire Hathaway, Inc., Class A*	32	19,184,000
Food Products — 0.8%
Kraft Heinz Co. (The)	262,298	10,127,326
Gas Utilities — 0.2%
UGI Corp.	101,078	2,583,554

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Health Care Equipment & Supplies — 3.4%
Becton Dickinson & Co.	56,173	13,178,186
Dentsply Sirona, Inc.	362,850	10,889,129
Medtronic plc	233,051	18,700,012
		42,767,327
Health Care Providers & Services — 9.2%
Elevance Health, Inc.	73,259	38,723,242
HCA Healthcare, Inc.	157,427	48,774,032
Universal Health Services, Inc., Class B	170,425	29,045,533
		116,542,807
Household Products — 2.6%
Colgate-Palmolive Co.	365,303	33,578,652
Insurance — 3.2%
Brown & Brown, Inc.	85,039	6,934,080
Fidelity National Financial, Inc.	158,855	7,863,322
Willis Towers Watson plc	104,185	26,165,021
		40,962,423
Interactive Media & Services — 7.3%
Alphabet, Inc., Class A*	126,759	20,633,830
Alphabet, Inc., Class C*	188,322	31,005,334
Meta Platforms, Inc., Class A	95,714	41,173,291
		92,812,455
Machinery — 3.7%
Cummins, Inc.	73,903	20,876,858
Deere & Co.	20,543	8,040,736
Flowserve Corp.	378,708	17,859,869
		46,777,463
Media — 2.8%
Comcast Corp., Class A	920,308	35,072,938
Metals & Mining — 2.8%
Agnico Eagle Mines Ltd. (Canada)	82,024	5,194,387
Barrick Gold Corp. (Canada)	619,890	10,314,970
Franco-Nevada Corp. (Canada)	31,259	3,762,933
Newmont Corp.	278,379	11,313,322

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Metals & Mining — 2.8% (continued)
Royal Gold, Inc.	38,764	4,656,719
		35,242,331
Office REITs — 0.9%
Boston Properties, Inc., REIT	102,688	6,355,360
Douglas Emmett, Inc., REIT	359,380	4,927,100
		11,282,460
Oil, Gas & Consumable Fuels — 3.5%
Exxon Mobil Corp.	317,531	37,554,392
ONEOK, Inc.	88,869	7,031,315
		44,585,707
Residential REITs — 1.5%
Equity Residential, REIT	296,839	19,116,432
Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	132,445	26,569,791
Texas Instruments, Inc.	137,787	24,308,383
		50,878,174
Software — 5.4%
Microsoft Corp.	22,886	8,910,207
Oracle Corp.	376,864	42,868,280
Salesforce, Inc.	61,730	16,601,666
		68,380,153
Specialized REITs — 1.4%
Extra Space Storage, Inc., REIT	42,904	5,761,149
Weyerhaeuser Co., REIT	401,701	12,119,319
		17,880,468
Specialty Retail — 0.5%
Ross Stores, Inc.	46,793	6,062,033
Tobacco — 2.8%
Philip Morris International, Inc.	372,296	35,345,782
Total Common Stocks (Cost $524,548,683)		938,791,804
	Ounces
Commodities — 12.7%
Gold bullion* (Cost $76,000,336)	70,320	161,127,602

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Master Limited Partnerships — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Enterprise Products Partners LP (Cost $14,041,160)	685,243	19,241,623
	Principal Amount ($)
Corporate Bonds — 0.9%
Banks — 0.1%
Manufacturers & Traders Trust Co. 4.65%, 1/27/2026	1,205,000	1,173,292
Financial Services — 0.2%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028‡ (a)	3,099,000	2,795,581
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡	600,000	541,500
Embecta Corp. 5.00%, 2/15/2030 (a)	3,000,000	2,312,853
		2,854,353
Oil, Gas & Consumable Fuels — 0.4%
Enterprise Products Operating LLC Series E, (CME Term SOFR 3 Month + 3.29%), 5.25%, 8/16/2077 (b)	2,600,000	2,438,782
(CME Term SOFR 3 Month + 2.83%), 5.38%, 2/15/2078 (b)	2,750,000	2,546,789
		4,985,571
Total Corporate Bonds (Cost $11,946,172)		11,808,797
Convertible Preferred Stocks — 0.4%
Banks — 0.4%
Bank of America Corp. Series L, 7.25%, (c) (Cost $5,693,463)	4,250	4,887,500

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 10.4%
Commercial Paper — 7.4%
AES Corp. (The) 5.86%, 5/1/2024 (d)	8,822,000	8,820,559
Coca-Cola Co. (The) 5.28%, 7/1/2024 (d)	10,000,000	9,908,952
CVS Caremark Corp. 5.40%, 5/1/2024 (d)	5,619,000	5,618,159
Entergy Corp. 5.40%, 5/1/2024 (d)	3,061,000	3,060,542
General Motors Financial Co., Inc. 5.43%, 5/1/2024 (d)	12,134,000	12,132,165
Global Payments, Inc. 5.96%, 5/1/2024 (d)	3,868,000	3,867,358
Intel Corp. 5.56%, 6/20/2024 (d)	10,000,000	9,922,494
Johnson & Johnson 5.32%, 7/19/2024 (d)	12,500,000	12,352,500
Microsoft Corp. 5.36%, 5/29/2024 (a)(d)	8,000,000	7,965,915
PepsiCo, Inc. 5.35%, 6/13/2024 (d)	10,000,000	9,935,279
UnitedHealth Group, Inc. 5.37%, 8/1/2024 (d)	10,000,000	9,862,257
Total Commercial Paper (Cost $93,466,223)		93,446,180
	Shares
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (f) (Cost $29,273)	29,273	29,273

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 3.0%
U.S. Treasury Bills 5.17%, 5/9/2024 (d)	5,000,000	4,994,132
5.29%, 6/13/2024 (d)	5,000,000	4,968,558
5.14%, 7/18/2024 (d)	9,000,000	8,897,625
5.22%, 8/15/2024 (d)	5,000,000	4,923,224
5.22%, 9/5/2024 (d)	5,000,000	4,908,013
5.24%, 9/19/2024 (d)	9,100,000	8,914,396
Total U.S. Treasury Obligations (Cost $37,619,323)		37,605,948
Total Short-Term Investments (Cost $131,114,819)		131,081,401
Total Investments — 100.1% (Cost $763,344,633)		1,266,938,727
Liabilities in Excess of Other Assets — (0.1%)		(1,145,407)
Net Assets — 100.0%		1,265,793,320

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at April 30, 2024 amounted to $13,074,349, which represents approximately 1.03% of net assets of the Fund.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of April 30, 2024.

(c)  Perpetual security. The rate reflected was the rate in effect on April 30, 2024. The maturity date reflects the next call date.

(d)  The rate shown was the current yield as of April 30, 2024.

(e)  Represents less than 0.05% of net assets.

(f)  Represents 7-day effective yield as of April 30, 2024.

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$529,949,820
Aggregate gross unrealized depreciation	(26,355,726)
Net unrealized appreciation	$503,594,094
Federal income tax cost	$763,344,633

Abbreviations

REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Gold Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund that seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Gold Fund	Class A	without sales load	-1.29	12.39	4.32
		with sales load	-6.23	11.24	3.79
FTSE Gold Mines Index			-2.62	8.06	2.82
MSCI World Index			18.39	10.46	8.87

Asset Allocation* (%)

Sectors* (%)

Materials	75.2
Commodities	18.5
Short-Term Investments	6.3

Countries*~ (%)

Canada	54.5
United States	27.4
Australia	5.7
South Africa	3.1
United Kingdom	1.7
Mexico	1.3
Short-Term Investments	6.3

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (6.3% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. Developed markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. With 1,480 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	17.5
Wheaton Precious Metals Corp. (Metals & Mining, Canada)	14.2
Barrick Gold Corp. (Metals & Mining, Canada)	11.5
Northern Star Resources Ltd. (Metals & Mining, Australia)	5.7
Dundee Precious Metals, Inc. (Metals & Mining, Canada)	4.9
Agnico Eagle Mines Ltd. (Metals & Mining, Canada)	4.9
Alamos Gold, Inc., Class A (Metals & Mining, Canada)	4.8
Royal Gold, Inc. (Metals & Mining, United States)	4.6
Newmont Corp. (Metals & Mining, United States)	4.3
Franco-Nevada Corp. (Metals & Mining, Canada)	4.2
Total	76.6

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Gold Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 74.9%
Australia — 5.7%
Northern Star Resources Ltd.	13,928,483	132,024,378
Canada — 54.1%
Agnico Eagle Mines Ltd.	1,793,824	113,598,646
Alamos Gold, Inc., Class A	7,665,172	112,751,776
B2Gold Corp.	17,553,298	44,372,555
Barrick Gold Corp.	16,161,427	268,926,145
Dundee Precious Metals, Inc. (a)	15,097,108	114,271,504
Franco-Nevada Corp.	821,800	98,927,611
G Mining Ventures Corp.*	4,988,627	7,609,862
Kinross Gold Corp.	3,900,000	25,155,000
MAG Silver Corp.* (a)	5,137,579	63,181,791
Novagold Resources, Inc.* (a)	17,740,710	51,448,059
Orla Mining Ltd.*	7,840,941	30,471,823
Wheaton Precious Metals Corp.	6,361,144	331,670,049
		1,262,384,821
Mexico — 1.3%
Fresnillo plc	1,477,558	10,233,246
Industrias Penoles SAB de CV*	1,403,600	20,369,744
		30,602,990
South Africa — 3.1%
Gold Fields Ltd., ADR	4,469,810	72,276,828
United Kingdom — 1.8%
Anglogold Ashanti plc	1,766,965	40,622,525
United States — 8.9%
Newmont Corp.	2,473,906	100,539,540
Royal Gold, Inc.	891,278	107,069,226
		207,608,766
Total Common Stocks (Cost $1,172,073,110)		1,745,520,308
	Ounces
Commodities — 18.4%
Gold bullion*	178,417	408,815,002
Silver bullion*	806,263	21,209,567
Total Commodities (Cost $332,645,059)		430,024,569

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Gold Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Number of Rights	Value ($)
Rights — 0.2%
Canada — 0.2%
Pan American Silver Corp., CVR, expiring 2/22/2029* Cost $$45,973,716	6,835,667	3,537,458
	Principal Amount ($)
Short-Term Investments — 6.3%
Commercial Paper — 6.3%
AES Corp. (The) 5.86%, 5/1/2024 (b)	38,827,000	38,820,658
CVS Caremark Corp. 5.40%, 5/1/2024 (b)	24,729,000	24,725,297
Entergy Corp. 5.40%, 5/1/2024 (b)	13,473,000	13,470,982
General Motors Financial Co., Inc. 5.43%, 5/1/2024 (b)	53,403,000	53,394,926
Global Payments, Inc. 5.96%, 5/1/2024 (b)	17,025,000	17,022,176
Total Commercial Paper (Cost $147,457,000)		147,434,039
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (d) (Cost $65,551)	65,551	65,551
Total Short-Term Investments (Cost $147,522,551)		147,499,590
Total Investments — 99.8% (Cost $1,698,214,436)		2,326,581,925
Other Assets Less Liabilities — 0.2%		5,130,216
Net Assets — 100.0%		2,331,712,141

*  Non-income producing security.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The rate shown was the current yield as of April 30, 2024.

(c)  Represents less than 0.05% of net assets.

(d)  Represents 7-day effective yield as of April 30, 2024.

Abbreviations

ADR  — American Depositary Receipt

CVR  — Contingent Value Rights

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Gold Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$717,103,371
Aggregate gross unrealized depreciation	(88,735,882)
Net unrealized appreciation	$628,367,489
Federal income tax cost	$1,698,214,436

Affiliated Securities

Security Description	Shares at April 30, 2024	Market Value October 31, 2023	Purchases at Cost	Proceeds from Sales
Common Stocks — 9.8%
Canada — 9.8%
Dundee Precious Metals, Inc.	15,097,108	$93,341,751	$6,655,129	$(784,914)
MAG Silver Corp.*^	5,137,579	54,322,011	6,687,094	(11,382,104)
Novagold Resources, Inc.*	17,740,710	62,447,299	—	—
Total Common Stocks		210,111,061	13,342,223	(12,167,018)
Total		$210,111,061	$13,342,223	$(12,167,018)

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ Depreciation	Market Value April 30, 2024	Dividend Income
Common Stocks — 9.8%
Canada — 9.8%
Dundee Precious Metals, Inc.	$76,405	$14,983,133	$114,271,504	$1,036,632
MAG Silver Corp.*^	(2,304,442)	15,859,232	63,181,791	—
Novagold Resources, Inc.*	—	(10,999,240)	51,448,059	—
Total Common Stocks	(2,228,037)	19,843,125	228,901,354	1,036,632
Total	$(2,228,037)	$19,843,125	$228,901,354	$1,036,632

*  Non-income producing security.

^  Represents an unaffiliated issuer as of April 30, 2024.

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

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First Eagle Global Income Builder Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Income Builder	Class A	without sales load	3.35	5.11	4.27
		with sales load	-1.86	4.03	3.74
Composite Index			10.16	6.41	5.98
MSCI World Index			18.39	10.46	8.87
Bloomberg U.S. Aggregate Index			-1.47	-0.16	1.20

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	22.8
Financials	13.2
U.S. Treasury Obligations	12.0
Energy	8.0
Industrials	7.3
Health Care	7.3
Commodities	7.1
Materials	4.8
Real Estate	4.5
Consumer Discretionary	4.5
Information Technology	3.7
Foreign Government Securities	1.9
Communication Services	1.2
Utilities	0.5
Asset-Backed Securities	0.2
Short-Term Investments	1.0

Countries*~ (%)

United States	55.7
United Kingdom	9.2
Canada	5.1
Switzerland	4.4
Mexico	4.1
Japan	3.2
Hong Kong	3.1
South Korea	2.4
France	1.7
Brazil	1.7
Germany	1.6
Chile	1.4
Netherlands	1.0
Singapore	0.9
Norway	0.9
Thailand	0.7
Sweden	0.5
Taiwan	0.4
Italy	0.3
Australia	0.2
Colombia	0.2
Romania	0.2
Saudi Arabia	0.1
Poland	0.0	***
Short-Term Investments	1.0

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (1.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

***  Less than 0.05%.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index. The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. Developed markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. With 1,480 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Bloomberg U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	7.1
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.9
Unilever plc (Personal Care Products, United Kingdom)	2.7
British American Tobacco plc (Tobacco, United Kingdom)	2.2
Nestle SA (Registered) (Food Products, Switzerland)	2.0
Colgate-Palmolive Co. (Household Products, United States)	2.0
Philip Morris International, Inc. (Tobacco, United States)	1.9
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.6
KT&G Corp. (Tobacco, South Korea)	1.6
Power Corp. of Canada (Insurance, Canada)	1.4
Total	25.4

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 61.8%
Brazil — 1.4%
Ambev SA, ADR	7,643,841	17,733,711
Itausa SA (Preference)	3,672,034	6,760,514
		24,494,225
Canada — 4.2%
Agnico Eagle Mines Ltd.	16,806	1,064,284
Barrick Gold Corp.	90,496	1,505,853
Franco-Nevada Corp.	32,962	3,968,625
Franco-Nevada Corp.	42,649	5,134,052
Imperial Oil Ltd.	238,922	16,426,810
Nutrien Ltd.	87,298	4,606,715
Power Corp. of Canada	883,284	23,534,564
Wheaton Precious Metals Corp. (a)	281,516	14,678,244
		70,919,147
Chile — 1.4%
Cia Cervecerias Unidas SA, ADR	1,327,830	16,066,743
Quinenco SA	2,083,758	7,259,999
		23,326,742
France — 1.7%
Danone SA	107,035	6,699,034
Sanofi SA	161,273	15,932,646
Sodexo SA	54,727	4,765,270
Wendel SE	19,995	2,039,006
		29,435,956
Germany — 1.3%
FUCHS SE (Preference)	341,114	15,929,778
Henkel AG & Co. KGaA (Preference)	81,279	6,456,947
		22,386,725
Hong Kong — 3.1%
CK Asset Holdings Ltd.	2,483,000	10,591,426
Great Eagle Holdings Ltd.	1,203,774	1,837,548
Hongkong Land Holdings Ltd.	2,934,100	9,374,979
Hysan Development Co. Ltd.	1,027,083	1,600,795
Jardine Matheson Holdings Ltd.	720,400	27,641,748
Mandarin Oriental International Ltd.	1,047,200	1,764,532
		52,811,028

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Japan — 3.1%
FANUC Corp.	294,600	8,725,845
MS&AD Insurance Group Holdings, Inc.	471,200	8,471,726
Nagaileben Co. Ltd.	22,700	338,632
Nohmi Bosai Ltd.	70,300	1,069,966
Secom Co. Ltd.	176,700	12,274,024
Shimano, Inc.	91,300	14,837,438
Sompo Holdings, Inc.	204,800	4,053,019
USS Co. Ltd.	429,800	3,283,369
		53,054,019
Mexico — 3.1%
Bolsa Mexicana de Valores SAB de CV	403,523	758,015
Coca-Cola Femsa SAB de CV, ADR (a)	187,816	18,621,956
Fomento Economico Mexicano SAB de CV, ADR (a)	153,196	18,025,041
GMexico Transportes SAB de CV (b)	1,116,309	2,382,398
Grupo Mexico SAB de CV, Series B	2,026,562	12,522,020
		52,309,430
Netherlands — 1.0%
HAL Trust	40,521	5,353,447
Heineken Holding NV	113,543	9,133,849
Pluxee NV*	54,727	1,687,310
		16,174,606
Norway — 0.9%
Orkla ASA	2,142,238	14,572,380
Singapore — 0.6%
United Overseas Bank Ltd.	316,000	7,012,294
UOL Group Ltd.	764,200	3,262,945
		10,275,239
South Korea — 2.2%
KT&G Corp.	419,335	27,020,182
Samsung Electronics Co. Ltd. (Preference)	227,622	10,627,926
		37,648,108
Sweden — 0.5%
Svenska Handelsbanken AB, Class A	996,753	8,547,483

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Switzerland — 4.4%
Cie Financiere Richemont SA (Registered)	168,707	23,319,867
Nestle SA (Registered)	340,778	34,214,179
Schindler Holding AG	61,668	15,371,145
Schindler Holding AG (Registered)	7,544	1,838,124
		74,743,315
Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (a)	47,844	6,570,895
Thailand — 0.7%
Bangkok Bank PCL, NVDR	1,467,900	5,415,683
Thai Beverage PCL	17,954,100	6,501,447
		11,917,130
United Kingdom — 9.0%
BAE Systems plc	807,624	13,432,577
Berkeley Group Holdings plc	222,665	13,076,144
British American Tobacco plc	1,251,219	36,731,132
Diageo plc	124,310	4,296,114
Great Portland Estates plc, REIT	327,228	1,602,840
Haleon plc	4,109,584	17,356,183
Lloyds Banking Group plc	11,546,087	7,451,654
Reckitt Benckiser Group plc	239,281	13,377,484
Unilever plc	871,901	45,101,853
		152,425,981
United States — 22.8%
Analog Devices, Inc. (a)	73,648	14,774,525
Bank of New York Mellon Corp. (The) (a)	258,634	14,610,235
Becton Dickinson & Co. (a)	75,146	17,629,252
Boston Properties, Inc., REIT (a)	125,907	7,792,384
CH Robinson Worldwide, Inc.	150,984	10,719,864
Colgate-Palmolive Co. (a)	359,338	33,030,349
Comcast Corp., Class A (a)	541,473	20,635,536
Douglas Emmett, Inc., REIT	366,396	5,023,289
Elevance Health, Inc.	17,617	9,311,994
Equity Residential, REIT	345,193	22,230,429
Exxon Mobil Corp. (a)	412,370	48,771,000
Fidelity National Financial, Inc.	84,603	4,187,848

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
United States — 22.8% (continued)
Fidelity National Information Services, Inc. (a)	51,600	3,504,672
General Dynamics Corp. (a)	7,297	2,094,896
HCA Healthcare, Inc. (a)	75,005	23,238,049
IDACORP, Inc.	62,953	5,966,685
Kraft Heinz Co. (The)	133,886	5,169,338
Linde plc (a)	6,853	3,021,899
Medtronic plc	224,887	18,044,933
ONEOK, Inc. (a)	126,214	9,986,052
Oracle Corp. (a)	29,638	3,371,322
Philip Morris International, Inc. (a)	345,552	32,806,707
Royal Gold, Inc. (a)	90,423	10,862,515
Schlumberger NV	153,224	7,275,076
Texas Instruments, Inc. (a)	121,579	21,448,967
Truist Financial Corp.	44	1,652
UGI Corp.	38,944	995,409
Universal Health Services, Inc., Class B (a)	19,258	3,282,141
US Bancorp (a)	326,193	13,253,222
Walmart, Inc. (a)	140,933	8,364,374
Weyerhaeuser Co., REIT (a)	129,131	3,895,882
		385,300,496
Total Common Stocks (Cost $937,101,921)		1,046,912,905
	Principal Amount ($)
U.S. Treasury Obligations — 11.9%
U.S. Treasury Bonds 6.63%, 2/15/2027	7,350,000	7,702,283
6.13%, 11/15/2027	21,467,400	22,375,572
U.S. Treasury Inflation Linked Notes 0.13%, 7/15/2024	13,800,000	18,051,696
0.25%, 1/15/2025	11,300,000	14,556,336
0.38%, 7/15/2025	13,375,000	17,096,030
0.13%, 4/15/2027	14,230,800	14,603,539
1.25%, 4/15/2028	13,225,000	13,100,701

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 11.9% (continued)
U.S. Treasury Notes 3.00%, 7/31/2024	4,300,000	4,274,133
1.75%, 12/31/2024	17,647,000	17,238,913
1.75%, 3/15/2025	10,680,000	10,360,643
2.75%, 6/30/2025	17,750,000	17,259,795
0.38%, 12/31/2025	21,807,700	20,170,419
1.75%, 12/31/2026	9,260,000	8,536,201
4.63%, 9/30/2028	3,350,000	3,331,025
3.38%, 5/15/2033	12,050,000	10,890,187
3.88%, 8/15/2033	2,700,000	2,534,625
		202,082,098
Total U.S. Treasury Obligations (Cost 205,514,453)		202,082,098
Corporate Bonds — 10.9%
Australia — 0.2%
Coronado Finance Pty. Ltd. 10.75%, 5/15/2026 (c)	1,459,000	1,508,741
Nufarm Australia Ltd. 5.00%, 1/27/2030 (c)	2,595,000	2,369,032
		3,877,773
Canada — 0.8%
Nutrien Ltd. 4.90%, 3/27/2028	866,000	847,521
TransCanada PipeLines Ltd. (United States SOFR Compounded Index + 1.52%), 6.88%, 3/9/2026 (d)	4,400,000	4,404,385
Transcanada Trust Series 16-A, 5.88%, 8/15/2076	9,142,000	8,763,992
		14,015,898
Germany — 0.3%
IHO Verwaltungs GmbH 4.75%, (4.75% Cash or 5.50% PIK), 9/15/2026 (c)(e)	3,879,000	3,735,379
6.00%, (6.00% Cash or 6.75% PIK), 5/15/2027 (c)(e)	1,336,632	1,313,311
		5,048,690

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Mexico — 0.6%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028‡ (c)	11,835,000	10,676,250
Poland — 0.0% (f)
Canpack SA 3.13%, 11/1/2025 (c)	420,000	401,600
United Kingdom — 0.2%
BAT Capital Corp. 3.22%, 9/6/2026	2,425,000	2,294,182
United States — 8.8%
ACCO Brands Corp. 4.25%, 3/15/2029 (c)	6,858,000	5,963,665
American Airlines, Inc. 5.50%, 4/20/2026 (c)	2,845,222	2,812,215
5.75%, 4/20/2029 (c)	502,000	484,798
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	2,959,000	2,779,483
Aramark Services, Inc. 5.00%, 2/1/2028 (c)	1,800,000	1,709,070
Ball Corp. 6.88%, 3/15/2028	4,152,000	4,217,368
Bank of New York Mellon Corp. (The) Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 3.75%, 12/20/2026 (d)(g)	9,889,000	8,886,315
Boston Properties LP REIT, 3.20%, 1/15/2025	1,817,000	1,781,443
Carnival Corp. 4.00%, 8/1/2028 (c)	1,206,000	1,102,653
Centene Corp. 4.25%, 12/15/2027	2,873,000	2,709,271
4.63%, 12/15/2029	450,000	419,048
Charles River Laboratories International, Inc. 4.25%, 5/1/2028 (c)	2,282,000	2,122,523
3.75%, 3/15/2029 (c)	1,522,000	1,367,195
CITGO Petroleum Corp. 7.00%, 6/15/2025 (c)	9,457,000	9,447,304
6.38%, 6/15/2026 (c)	5,182,000	5,173,978

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
United States — 8.8% (continued)
Crown Americas LLC 4.75%, 2/1/2026	875,000	856,215
5.25%, 4/1/2030	900,000	857,592
CVS Health Corp. 3.88%, 7/20/2025	875,000	855,851
1.30%, 8/21/2027	1,000,000	874,970
4.30%, 3/25/2028	850,000	815,620
DT Midstream, Inc. 4.13%, 6/15/2029 (c)	2,433,000	2,205,195
Edgewell Personal Care Co. 5.50%, 6/1/2028 (c)	1,770,000	1,707,980
4.13%, 4/1/2029 (c)	1,557,000	1,407,312
Embecta Corp. 5.00%, 2/15/2030 (c)	4,893,000	3,772,264
6.75%, 2/15/2030 (c)	2,292,000	1,959,206
Enterprise Products Operating LLC Series E, (CME Term SOFR 3 Month + 3.29%), 5.25%, 8/16/2077 (d)	3,600,000	3,376,775
Fair Isaac Corp. 4.00%, 6/15/2028 (c)	2,764,000	2,545,829
GE HealthCare Technologies, Inc. 5.60%, 11/15/2025	2,525,000	2,520,950
HCA, Inc. 5.38%, 2/1/2025	4,401,000	4,381,269
5.88%, 2/15/2026	3,449,000	3,450,605
3.50%, 9/1/2030	2,788,000	2,458,073
Iron Mountain, Inc. REIT, 4.88%, 9/15/2027 (c)	3,609,000	3,444,156
REIT, 5.25%, 3/15/2028 (c)	1,005,000	961,593
REIT, 5.00%, 7/15/2028 (c)	1,596,000	1,504,045
REIT, 4.88%, 9/15/2029 (c)	1,322,000	1,219,897
JPMorgan Chase & Co. (SOFR + 0.92%), 2.60%, 2/24/2026 (d)	1,750,000	1,703,868
KeyBank NA 4.15%, 8/8/2025	2,575,000	2,499,573
KFC Holding Co. 4.75%, 6/1/2027 (c)	2,322,000	2,241,111
Kraft Heinz Foods Co. 3.00%, 6/1/2026	1,800,000	1,718,183

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
United States — 8.8% (continued)
Laboratory Corp. of America Holdings 3.60%, 2/1/2025	2,625,000	2,579,510
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (c)	2,583,000	2,302,235
Manufacturers & Traders Trust Co. 4.65%, 1/27/2026	3,480,000	3,388,428
4.70%, 1/27/2028	3,825,000	3,621,235
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	3,535,717	3,541,688
MSCI, Inc. 4.00%, 11/15/2029 (c)	4,725,000	4,269,798
PRA Group, Inc. 7.38%, 9/1/2025 (c)	2,123,000	2,113,182
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (c)	4,405,000	3,981,082
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (c)	1,202,000	709,216
Service Corp. International 4.63%, 12/15/2027	1,749,000	1,664,811
5.13%, 6/1/2029	857,000	818,262
Teleflex, Inc. 4.63%, 11/15/2027	2,919,000	2,779,401
4.25%, 6/1/2028 (c)	782,000	722,624
Truist Financial Corp. Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (d)(g)	14,157,000	13,697,172
WESCO Distribution, Inc. 7.25%, 6/15/2028 (c)	2,136,000	2,169,789
		148,672,894
Total Corporate Bonds (Cost 187,983,534)		184,987,287
	Ounces
Commodities — 7.1%
Gold bullion* (Cost $64,357,110)	52,290	119,814,964

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 1.9%
Brazil — 0.3%
Notas do Tesouro Nacional 10.00%, 1/1/2025	BRL	24,000,000	4,605,107
Canada — 0.0% (f)
Province of Quebec 2.50%, 4/20/2026		893,000	848,179
Colombia — 0.2%
Republic of Colombia 3.00%, 1/30/2030		4,290,000	3,441,015
Italy — 0.3%
Republic of Italy 2.38%, 10/17/2024		5,300,000	5,215,825
Mexico — 0.4%
Mex Bonos Desarr Fix Rt Series M, 5.75%, 3/5/2026	MXN	111,800,000	5,987,206
Romania — 0.1%
Romania Government Bond 6.63%, 2/17/2028 (c)		2,450,000	2,478,175
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia 4.75%, 1/18/2028 (c)		1,750,000	1,716,978
Singapore — 0.3%
Republic of Singapore 1.25%, 11/1/2026	SGD	7,592,000	5,264,706
South Korea — 0.2%
Republic of Korea 1.25%, 3/10/2026	KRW	4,480,550,000	3,110,490
Total Foreign Government Securities (Cost 33,547,409)			32,667,681
	Shares
Preferred Stocks — 1.7%
United States — 1.7%
Charles Schwab Corp. (The) Series D, 5.95%, (g)		46,239	1,151,351
General American Investors Co., Inc. Series B, 5.95%, (g)		4,712	116,672

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
United States — 1.7% (continued)
MetLife, Inc. Series A, (SOFR + 1.00%, 4.00% Floor), 6.59%, (d)(g)	128,986	3,125,331
Northern Trust Corp. Series E, 4.70%, (g)	135,349	2,815,259
State Street Corp. Series G, 5.35%, (d)(g)	100,371	2,386,822
Truist Financial Corp. Series R, 4.75%, (g)	499,123	9,897,609
US Bancorp Series A, (CME Term SOFR 3 Month + 1.28%), 6.61%, (d)(g)	5,200	4,482,400
Series B, (CME Term SOFR 3 Month + 0.86%, 1.02% Floor), 6.19%, (d)(g)	213,750	4,253,625
Total Preferred Stocks (Cost 30,261,458)		28,229,069
	Principal Amount ($)
Convertible Preferred Stocks — 1.5%
United States — 1.5%
Bank of America Corp. Series L, 7.25%, (g)	10,496	12,070,400
Wells Fargo & Co. Series L, 7.50%, (g)	11,123	12,740,729
Total Convertible Preferred Stocks (Cost 30,438,618)		24,811,129
	Shares
Master Limited Partnerships — 1.0%
United States — 1.0%
Enterprise Products Partners LP (Cost $11,024,328)	612,186	17,190,183
	Principal Amount ($)
Municipal Bonds — 0.2%
New York — 0.2%
Oneida Indian Nation of New York, Revenue, Series 2024 A, 8.00%, 09/01/2040 (c) (Cost $2,933,062)	3,000,000	2,848,398

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Loan Assignments — 0.2%
United States — 0.2%
Aramark Intermediate HoldCo Corp., Term Loan B-7 (SOFR 1 month + 2.00%), 7.32%, 4/6/2028 (d) (Cost $2,500,000)	2,500,000	2,504,437
Asset-Backed Securities — 0.2%
United States — 0.2%
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027 (Cost $3,647,663)	3,661,121	3,651,070
Short-Term Investments — 1.0%
Commercial Paper — 1.0%
AES Corp. (The) 5.86%, 5/1/2024 (h)	4,325,000	4,324,294
CVS Caremark Corp. 5.40%, 5/1/2024 (h)	2,755,000	2,754,587
Entergy Corp. 5.40%, 5/1/2024 (h)	1,501,000	1,500,775
General Motors Financial Co., Inc. 5.43%, 5/1/2024 (h)	5,949,000	5,948,101
Global Payments, Inc. 5.96%, 5/1/2024 (h)	1,896,000	1,895,685
Total Commercial Paper (Cost $16,426,000)		16,423,442
	Shares
Investment Companies — 0.0% (f)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (i) (Cost $4,527)	4,527	4,527
Total Short-Term Investments (Cost $16,430,527)		16,427,969
Total Investments — 99.4% (Cost $1,525,740,083)		1,682,127,190
Other Assets Less Liabilities — 0.6%		10,648,173
Net Assets — 100.0%		1,692,775,363

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

(a)  All or a portion of the security pledged as collateral for call options written.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at April 30, 2024 amounted to $102,788,950, which represents approximately 6.07% of net assets of the Fund.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of April 30, 2024.

(e)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

(f)  Represents less than 0.05% of net assets.

(g)  Perpetual security. The rate reflected was the rate in effect on April 30, 2024. The maturity date reflects the next call date.

(h)  The rate shown was the current yield as of April 30, 2024.

(i)  Represents 7-day effective yield as of April 30, 2024.

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$261,801,797
Aggregate gross unrealized depreciation	(104,923,344)
Net unrealized appreciation	$156,878,453
Federal income tax cost	$1,525,740,083

Forward Foreign Currency Exchange Contracts outstanding as of April 30, 2024

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,645,237	EUR	6,993,000	JPMorgan Chase Bank	6/5/2024	$171,768
USD	3,084,780	GBP	2,436,000	JPMorgan Chase Bank	6/5/2024	40,318
USD	1,481,047	JPY	215,071,000	JPMorgan Chase Bank	6/5/2024	109,980
USD	6,650,779	EUR	6,179,000	UBS AG	7/3/2024	38,929
USD	820,257	JPY	120,962,000	UBS AG	7/3/2024	45,920
USD	6,008,681	EUR	5,491,000	Bank of New York Mellon	8/7/2024	122,644
USD	1,866,316	JPY	273,049,000	Bank of New York Mellon	8/7/2024	108,845
USD	7,801,207	EUR	7,142,000	Goldman Sachs	9/4/2024	134,895
USD	3,127,910	GBP	2,465,000	Goldman Sachs	9/4/2024	45,189
USD	1,490,924	JPY	221,611,000	Goldman Sachs	9/4/2024	58,267
Net unrealized appreciation						$876,755
First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Abbreviations

ADR  — American Depositary Receipt

BRL  — Brazilian Real

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

PIK  — Pay in Kind

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

Written Call Options Contracts as of April 30, 2024:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Analog Devices, Inc.	Exchange Traded	92	USD	(1,845,612)	USD	220.00	6/21/2024	(20,240)
Analog Devices, Inc.	Exchange Traded	87	USD	(1,745,307)	USD	240.00	6/21/2024	(3,045)
Bank of New York Mellon Corp. (The)	Exchange Traded	330	USD	(1,864,170)	USD	60.00	6/21/2024	(14,850)
Bank of New York Mellon Corp. (The)	Exchange Traded	329	USD	(1,858,521)	USD	60.00	7/19/2024	(37,835)
Bank of New York Mellon Corp. (The)	Exchange Traded	702	USD	(3,965,598)	USD	60.00	12/20/2024	(217,620)
Bank of New York Mellon Corp. (The)	Exchange Traded	314	USD	(1,773,786)	USD	65.00	6/21/2024	(2,198)
Bank of New York Mellon Corp. (The)	Exchange Traded	304	USD	(1,717,296)	USD	65.00	7/19/2024	(7,600)
Bank of New York Mellon Corp. (The)	Exchange Traded	311	USD	(1,756,839)	USD	75.00	1/17/2025	(13,995)
Becton Dickinson & Co.	Exchange Traded	138	USD	(3,237,480)	USD	290.00	6/21/2024	(4,140)
Boston Properties, Inc., REIT	Exchange Traded	237	USD	(1,466,793)	USD	90.00	7/19/2024	(35,550)
Boston Properties, Inc., REIT	Exchange Traded	250	USD	(1,547,250)	USD	95.00	1/17/2025	(16,250)
Coca-Cola Femsa SAB de CV, ADR	Exchange Traded	200	USD	(1,983,000)	USD	90.00	5/17/2024	(191,000)

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Written Call Options Contracts as of April 30, 2024: (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Coca-Cola Femsa SAB de CV, ADR	Exchange Traded	187	USD	(1,854,105)	USD	110.00	8/16/2024	(24,310)
Colgate-Palmolive Co.	Exchange Traded	433	USD	(3,980,136)	USD	85.00	5/17/2024	(303,966)
Colgate-Palmolive Co.	Exchange Traded	214	USD	(1,967,088)	USD	85.00	8/16/2024	(177,620)
Colgate-Palmolive Co.	Exchange Traded	215	USD	(1,976,280)	USD	90.00	6/21/2024	(75,250)
Colgate-Palmolive Co.	Exchange Traded	218	USD	(2,003,856)	USD	95.00	6/21/2024	(18,530)
Colgate-Palmolive Co.	Exchange Traded	205	USD	(1,884,360)	USD	95.00	8/16/2024	(39,975)
Comcast Corp., Class A	Exchange Traded	400	USD	(1,524,400)	USD	55.00	6/21/2024	(1,400)
Comcast Corp., Class A	Exchange Traded	400	USD	(1,524,400)	USD	65.00	1/17/2025	(7,200)
Exxon Mobil Corp.	Exchange Traded	169	USD	(1,998,763)	USD	115.00	5/17/2024	(67,938)
Exxon Mobil Corp.	Exchange Traded	163	USD	(1,927,801)	USD	120.00	6/21/2024	(44,825)
Exxon Mobil Corp.	Exchange Traded	169	USD	(1,998,763)	USD	125.00	12/20/2024	(99,710)
Exxon Mobil Corp.	Exchange Traded	152	USD	(1,797,704)	USD	140.00	9/20/2024	(13,376)
Exxon Mobil Corp.	Exchange Traded	170	USD	(2,010,590)	USD	145.00	12/20/2024	(24,055)
Exxon Mobil Corp.	Exchange Traded	144	USD	(1,703,088)	USD	150.00	9/20/2024	(4,320)
Exxon Mobil Corp.	Exchange Traded	144	USD	(1,703,088)	USD	155.00	10/18/2024	(4,320)
Exxon Mobil Corp.	Exchange Traded	140	USD	(1,655,780)	USD	170.00	12/20/2024	(3,010)
Fidelity National Information Services, Inc.	Exchange Traded	516	USD	(3,504,672)	USD	72.50	10/18/2024	(196,080)
Fomento Economico Mexicano SAB de CV, ADR	Exchange Traded	133	USD	(1,564,878)	USD	130.00	5/17/2024	(9,975)
Fomento Economico Mexicano SAB de CV, ADR	Exchange Traded	140	USD	(1,647,240)	USD	130.00	7/19/2024	(67,200)
General Dynamics Corp.	Exchange Traded	72	USD	(2,067,048)	USD	280.00	1/17/2025	(182,160)
HCA Healthcare, Inc.	Exchange Traded	118	USD	(3,655,876)	USD	330.00	9/20/2024	(146,910)
HCA Healthcare, Inc.	Exchange Traded	66	USD	(2,044,812)	USD	350.00	6/21/2024	(4,290)

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Written Call Options Contracts as of April 30, 2024: (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
HCA Healthcare, Inc.	Exchange Traded	66	USD	(2,044,812)	USD	350.00	1/17/2025	(97,680)
HCA Healthcare, Inc.	Exchange Traded	52	USD	(1,611,064)	USD	365.00	6/21/2024	(7,800)
HCA Healthcare, Inc.	Exchange Traded	64	USD	(1,982,848)	USD	370.00	6/21/2024	(6,080)
HCA Healthcare, Inc.	Exchange Traded	52	USD	(1,611,064)	USD	375.00	9/20/2024	(11,700)
HCA Healthcare, Inc.	Exchange Traded	52	USD	(1,611,064)	USD	380.00	6/21/2024	(4,940)
HCA Healthcare, Inc.	Exchange Traded	54	USD	(1,673,028)	USD	450.00	1/17/2025	(4,995)
Linde plc	Exchange Traded	68	USD	(2,998,528)	USD	370.00	6/21/2024	(500,480)
ONEOK, Inc.	Exchange Traded	217	USD	(1,716,904)	USD	90.00	7/19/2024	(7,595)
ONEOK, Inc.	Exchange Traded	487	USD	(3,853,144)	USD	90.00	10/18/2024	(58,440)
Oracle Corp.	Exchange Traded	155	USD	(1,763,125)	USD	150.00	6/21/2024	(2,170)
Philip Morris International, Inc.	Exchange Traded	182	USD	(1,727,908)	USD	110.00	6/21/2024	(1,820)
Philip Morris International, Inc.	Exchange Traded	187	USD	(1,775,378)	USD	120.00	1/17/2025	(6,545)
Royal Gold, Inc.	Exchange Traded	139	USD	(1,669,807)	USD	175.00	7/19/2024	(5,560)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Exchange Traded	122	USD	(1,675,548)	USD	180.00	5/17/2024	(488)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Exchange Traded	122	USD	(1,675,548)	USD	190.00	6/21/2024	(1,586)
Texas Instruments, Inc.	Exchange Traded	96	USD	(1,693,632)	USD	220.00	6/21/2024	(960)
Texas Instruments, Inc.	Exchange Traded	98	USD	(1,728,916)	USD	230.00	6/21/2024	(2,499)
Universal Health Services, Inc., Class B	Exchange Traded	95	USD	(1,619,085)	USD	200.00	5/17/2024	(12,825)
US Bancorp	Exchange Traded	378	USD	(1,535,814)	USD	60.00	6/21/2024	(28,350)
US Bancorp	Exchange Traded	397	USD	(1,613,011)	USD	60.00	9/20/2024	(2,581)
Walmart, Inc.	Exchange Traded	333	USD	(1,976,355)	USD	61.67	5/17/2024	(15,651)
Walmart, Inc.	Exchange Traded	333	USD	(1,976,355)	USD	63.33	6/21/2024	(15,984)
Walmart, Inc.	Exchange Traded	321	USD	(1,905,135)	USD	65.00	6/21/2024	(7,704)

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Income Builder Fund | Schedule of Investments | April 30, 2024 (unaudited)

Written Call Options Contracts as of April 30, 2024: (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Weyerhaeuser Co., REIT	Exchange Traded	475	USD	(1,433,075)	USD	40.00	7/19/2024	(11,875)
Wheaton Precious Metals Corp.	Exchange Traded	339	USD	(1,767,546)	USD	70.00	9/20/2024	(18,645)
								(2,915,696)
Total Written Options Contracts (Premiums Received ($2,530,287))								(2,915,696)

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Rising Dividend Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns^ (%)			One-Year	Five-Years	Ten-Years
First Eagle Rising Dividend	Class A	without sales charge	13.19	6.74	4.61
		with sales charge	7.53	5.65	4.07
S&P 500 Index			22.66	13.19	12.41

Asset Allocation* (%)

Sectors* (%)

Information Technology	20.5
Health Care	18.3
Communication Services	15.8
Consumer Staples	11.8
Industrials	9.4
Consumer Discretionary	8.7
Energy	7.8
Financials	3.9
Real Estate	2.7
Short-Term Investments	1.1

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (1.1% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Rising Dividend Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment, United States)	6.5
Alphabet, Inc., Class A (Interactive Media & Services, United States)	6.2
Oracle Corp. (Software, United States)	6.1
Medtronic plc (Health Care Equipment & Supplies, United States)	5.6
Comcast Corp., Class A (Media, United States)	5.5
UnitedHealth Group, Inc. (Health Care Providers & Services, United States)	4.7
Home Depot, Inc. (The) (Specialty Retail, United States)	4.7
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components, United States)	4.7
Schindler Holding AG (Machinery, Switzerland)	4.3
Meta Platforms, Inc., Class A (Interactive Media & Services, United States)	4.0
Total	52.3

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Rising Dividend Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 95.8%
Air Freight & Logistics — 5.1%
CH Robinson Worldwide, Inc.	136,764	9,710,244
Expeditors International of Washington, Inc.	91,333	10,166,276
		19,876,520
Beverages — 2.8%
PepsiCo, Inc.	63,492	11,168,878
Capital Markets — 2.7%
Bank of New York Mellon Corp. (The)	187,882	10,613,454
Electronic Equipment, Instruments & Components — 4.7%
TE Connectivity Ltd.	129,703	18,350,380
Food Products — 0.4%
Nestle SA (Registered)	16,864	1,693,149
Health Care Equipment & Supplies — 9.4%
Becton Dickinson & Co.	65,039	15,258,149
Medtronic plc	273,442	21,940,986
		37,199,135
Health Care Providers & Services — 8.5%
HCA Healthcare, Inc.	48,384	14,990,331
UnitedHealth Group, Inc.	38,470	18,607,939
		33,598,270
Hotels, Restaurants & Leisure — 1.1%
Starbucks Corp.	50,446	4,463,967
Household Products — 3.9%
Colgate-Palmolive Co.	167,320	15,380,054
Insurance — 1.2%
Fidelity National Financial, Inc.	98,833	4,892,234
Interactive Media & Services — 10.2%
Alphabet, Inc., Class A*	150,817	24,549,991
Meta Platforms, Inc., Class A	36,292	15,611,730
		40,161,721
IT Services — 0.2%
Accenture plc, Class A	2,689	809,147
Machinery — 4.3%
Schindler Holding AG (Switzerland)	67,600	16,849,734

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Rising Dividend Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Media — 5.5%
Comcast Corp., Class A	567,210	21,616,373
Oil, Gas & Consumable Fuels — 5.3%
Exxon Mobil Corp.	112,338	13,286,215
ONEOK, Inc.	93,731	7,415,997
		20,702,212
Pharmaceuticals — 0.2%
Merck KGaA (Germany)	4,233	672,631
Semiconductors & Semiconductor Equipment — 7.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	40,257	5,528,896
Texas Instruments, Inc.	144,695	25,527,092
		31,055,988
Software — 7.6%
Microsoft Corp.	15,215	5,923,656
Oracle Corp.	212,025	24,117,844
		30,041,500
Specialized REITs — 2.7%
Extra Space Storage, Inc., REIT	78,725	10,571,193
Specialty Retail — 7.5%
Home Depot, Inc. (The)	55,628	18,591,990
Ross Stores, Inc.	84,625	10,963,169
		29,555,159
Tobacco — 4.6%
British American Tobacco plc (United Kingdom)	129,979	3,815,699
Philip Morris International, Inc.	151,420	14,375,815
		18,191,514
Total Common Stocks (Cost $298,404,312)		377,463,213
Master Limited Partnerships — 2.5%
Oil, Gas & Consumable Fuels — 2.5%
Enterprise Products Partners LP (Cost $8,768,243)	350,759	9,849,313

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Rising Dividend Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 1.1%
Commercial Paper — 1.1%
AES Corp. (The) 5.86%, 5/1/2024 (a)	1,102,000	1,101,820
CVS Caremark Corp. 5.40%, 5/1/2024 (a)	703,000	702,895
Entergy Corp. 5.40%, 5/1/2024 (a)	383,000	382,942
General Motors Financial Co., Inc. 5.43%, 5/1/2024 (a)	1,517,000	1,516,771
Global Payments, Inc. 5.96%, 5/1/2024 (a)	484,000	483,920
Total Commercial Paper (Cost $4,189,000)		4,188,348
	Shares
Investment Companies — 0.0% (b)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (c) (Cost $1,606)	1,606	1,606
Total Short-Term Investments (Cost $4,190,606)		4,189,954
Total Investments — 99.4% (Cost $311,363,161)		391,502,480
Other Assets Less Liabilities — 0.6%		2,361,394
Net Assets — 100.0%		393,863,874

*  Non-income producing security.

(a)  The rate shown was the current yield as of April 30, 2024.

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of April 30, 2024.

Abbreviations

ADR  — American Depositary Receipt

REIT  — Real Estate Investment Trust

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$87,468,905
Aggregate gross unrealized depreciation	(7,329,586)
Net unrealized appreciation	$80,139,319
Federal income tax cost	$311,363,161

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

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First Eagle Small Cap Opportunity Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Small Cap Opportunity Fund seeks long-term growth of capital.

Average Annual Returns^ (%)		One-Year	Since Inception (4/27/21)
First Eagle Small Cap Opportunity Fund	Class I	11.54	-0.04
Russell 2000® Value Index		14.03	-0.88
Russell 2000® Index		13.32	-3.59
S&P 500 Index		22.66	7.95

Asset Allocation* (%)

Sectors* (%)

Industrials	20.8
Information Technology	14.2
Consumer Discretionary	12.5
Materials	11.5
Financials	10.2
Health Care	9.7
Energy	6.4
Consumer Staples	2.8
Real Estate	2.4
Communication Services	1.5
Utilities	0.8
Short-Term Investments	7.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (7.2% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Russell 2000® Value Index is a widely followed, unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is completely reconstituted annually. One cannot invest directly in an index.

The Russell 2000® Index is a widely followed, unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is completely reconstituted annually. One cannot invest directly in an index.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Air Lease Corp. (Trading Companies & Distributors, United States)	0.9
FTAI Aviation Ltd. (Trading Companies & Distributors, United States)	0.8
Kemper Corp. (Insurance, United States)	0.8
Black Hills Corp. (Multi-Utilities, United States)	0.8
Matador Resources Co. (Oil, Gas & Consumable Fuels, United States)	0.8
Tenet Healthcare Corp. (Health Care Providers & Services, United States)	0.8
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment, United States)	0.8
Kaiser Aluminum Corp. (Metals & Mining, United States)	0.8
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment, United States)	0.8
Chefs' Warehouse, Inc. (The) (Consumer Staples Distribution & Retail, United States)	0.8
Total	8.1

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 92.7%
Aerospace & Defense — 4.2%
AAR Corp.*	175,771	12,152,807
Astronics Corp.*	332,372	5,573,878
Curtiss-Wright Corp.	38,393	9,729,554
Ducommun, Inc.*	201,042	10,874,362
Hexcel Corp.	121,860	7,824,630
Kratos Defense & Security Solutions, Inc.*	340,468	6,067,140
Leonardo DRS, Inc.*	348,263	7,494,620
Triumph Group, Inc.*	594,530	7,942,921
V2X, Inc.*	165,434	8,036,784
		75,696,696
Air Freight & Logistics — 1.0%
Air Transport Services Group, Inc.*	447,377	5,735,373
GXO Logistics, Inc.*	206,586	10,259,061
Radiant Logistics, Inc.*	472,715	2,335,212
		18,329,646
Automobile Components — 0.8%
Goodyear Tire & Rubber Co. (The)*	868,317	10,385,072
Modine Manufacturing Co.*	51,402	4,761,367
		15,146,439
Banks — 2.8%
Ameris Bancorp	245,919	11,676,234
Axos Financial, Inc.*	183,534	9,288,656
Dime Community Bancshares, Inc.	364,656	6,636,739
Old National Bancorp	428,565	7,088,465
Seacoast Banking Corp. of Florida	508,703	11,735,779
Valley National Bancorp	538,519	3,775,018
		50,200,891
Beverages — 0.2%
Duckhorn Portfolio, Inc. (The)*	328,112	2,779,109
Biotechnology — 0.8%
CareDx, Inc.*	905,242	7,024,678
Ironwood Pharmaceuticals, Inc.*	932,893	7,229,921
		14,254,599

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Building Products — 2.5%
AZEK Co., Inc. (The)*	118,589	5,412,402
Gibraltar Industries, Inc.*	86,413	6,175,073
Insteel Industries, Inc.	286,046	9,182,077
Janus International Group, Inc.*	696,472	10,036,162
JELD-WEN Holding, Inc.*	302,207	6,195,243
Quanex Building Products Corp.	218,914	7,272,323
		44,273,280
Capital Markets — 1.2%
Evercore, Inc., Class A	57,889	10,506,854
Forge Global Holdings, Inc.*	205,888	376,775
Moelis & Co., Class A	109,300	5,364,444
Perella Weinberg Partners	296,107	4,417,916
		20,665,989
Chemicals — 4.9%
AdvanSix, Inc.	434,903	10,985,650
American Vanguard Corp.	349,836	3,984,632
Ashland, Inc.	94,150	8,975,320
Huntsman Corp.	524,269	12,509,058
Intrepid Potash, Inc.*	511,005	10,281,421
Kronos Worldwide, Inc.	192,636	2,205,682
LSB Industries, Inc.*	1,108,868	10,312,472
Mativ Holdings, Inc.	374,681	6,841,675
Minerals Technologies, Inc.	69,174	5,042,093
Stepan Co.	65,010	5,395,180
Tronox Holdings plc, Class A	662,363	11,253,547
		87,786,730
Commercial Services & Supplies — 2.5%
ARC Document Solutions, Inc.	127,399	336,333
CECO Environmental Corp.*	568,839	12,298,299
Driven Brands Holdings, Inc.*	209,328	2,999,670
Interface, Inc.	128,479	1,964,444
Performant Financial Corp.*	2,022,609	5,380,140
Quest Resource Holding Corp.*	314,736	3,191,423
Stericycle, Inc.*	221,776	9,920,041

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Commercial Services & Supplies — 2.5% (continued)
VSE Corp.	110,996	8,665,458
		44,755,808
Communications Equipment — 1.7%
ADTRAN Holdings, Inc.	372,639	1,632,159
Aviat Networks, Inc.*	177,151	5,925,701
Ceragon Networks Ltd. (Israel)*	495,552	1,372,679
Digi International, Inc.*	277,123	8,496,591
Lantronix, Inc.*	588,458	2,212,602
NETGEAR, Inc.*	109,800	1,622,844
NetScout Systems, Inc.*	206,813	3,983,218
Viavi Solutions, Inc.*	688,260	5,437,254
		30,683,048
Construction & Engineering — 0.6%
Arcosa, Inc.	124,209	9,442,368
Orion Group Holdings, Inc.*	269,034	1,912,832
		11,355,200
Consumer Staples Distribution & Retail — 0.8%
Chefs' Warehouse, Inc. (The)*	407,908	13,493,597
Natural Grocers by Vitamin Cottage, Inc.	77,243	1,263,695
		14,757,292
Containers & Packaging — 0.9%
Sealed Air Corp.	343,910	10,826,287
TriMas Corp.	180,902	4,701,643
		15,527,930
Diversified Consumer Services — 0.9%
Chegg, Inc.*	536,610	2,774,274
Lincoln Educational Services Corp.*	632,086	6,738,037
Universal Technical Institute, Inc.*	394,612	6,005,994
		15,518,305
Diversified REITs — 0.5%
Armada Hoffler Properties, Inc., REIT	890,332	9,366,293
Electrical Equipment — 1.2%
Encore Wire Corp.	7,456	2,082,908
EnerSys	47,003	4,251,421
Generac Holdings, Inc.*	48,255	6,560,750

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Electrical Equipment — 1.2% (continued)
LSI Industries, Inc.	377,239	5,507,690
Thermon Group Holdings, Inc.*	92,254	2,945,670
		21,348,439
Electronic Equipment, Instruments & Components — 4.2%
Advanced Energy Industries, Inc.	96,169	9,216,837
Airgain, Inc.*	415,940	2,179,525
Avnet, Inc.	184,602	9,021,500
Belden, Inc.	86,846	7,057,974
Benchmark Electronics, Inc.	259,535	7,840,552
Coherent Corp.*	114,401	6,249,727
Fabrinet (Thailand)*	28,151	4,872,093
Iteris, Inc.*	468,714	2,099,839
Plexus Corp.*	45,509	4,596,864
Sanmina Corp.*	170,945	10,371,233
SmartRent, Inc.*	1,276,927	2,962,471
TTM Technologies, Inc.*	608,848	9,090,101
		75,558,716
Energy Equipment & Services — 2.1%
Bristow Group, Inc.*	76,854	2,022,029
Helix Energy Solutions Group, Inc.*	300,884	3,231,494
Helmerich & Payne, Inc.	93,631	3,682,507
Liberty Energy, Inc., Class A	153,363	3,373,986
NOV, Inc.	182,764	3,379,306
Oil States International, Inc.*	1,480,495	5,907,175
ProPetro Holding Corp.*	457,182	3,986,627
RPC, Inc.	270,656	1,810,689
SEACOR Marine Holdings, Inc.*	206,253	2,520,412
US Silica Holdings, Inc.*	457,629	7,061,215
		36,975,440
Financial Services — 2.4%
Cantaloupe, Inc.*	88,190	510,620
International Money Express, Inc.*	325,694	6,588,790
MGIC Investment Corp.	626,667	12,708,807
NMI Holdings, Inc., Class A*	369,139	11,391,629

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Financial Services — 2.4% (continued)
Radian Group, Inc.	392,766	11,731,920
		42,931,766
Food Products — 1.3%
Hain Celestial Group, Inc. (The)*	598,490	3,674,728
Ingredion, Inc.	90,781	10,402,595
Mama's Creations, Inc.*	312,905	1,858,656
Utz Brands, Inc.	400,365	7,218,581
		23,154,560
Ground Transportation — 0.9%
Heartland Express, Inc.	610,974	6,073,082
Werner Enterprises, Inc.	300,531	10,278,160
		16,351,242
Health Care Equipment & Supplies — 2.4%
Accuray, Inc.*	892,460	1,900,940
Artivion, Inc.*	530,383	10,406,115
Embecta Corp.	351,908	3,564,828
Enovis Corp.*	227,438	12,561,401
Neuronetics, Inc.*	719,563	2,424,927
Silk Road Medical, Inc.*	160,727	3,124,533
Varex Imaging Corp.*	327,957	5,329,301
Zimvie, Inc.*	205,587	3,124,922
		42,436,967
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc.*	121,294	8,968,478
AdaptHealth Corp.*	690,706	6,803,454
Addus HomeCare Corp.*	27,487	2,642,875
Brookdale Senior Living, Inc.*	982,092	6,668,405
Community Health Systems, Inc.*	1,140,625	3,764,063
InfuSystem Holdings, Inc.*	555,014	4,168,155
Option Care Health, Inc.*	170,483	5,095,737
Owens & Minor, Inc.*	244,339	6,044,947
Patterson Cos., Inc.	198,269	5,049,911
Pennant Group, Inc. (The)*	354,669	7,416,129
Quipt Home Medical Corp.*	607,896	2,188,426

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Health Care Providers & Services — 5.2% (continued)
RadNet, Inc.*	95,531	4,633,254
Select Medical Holdings Corp.	259,012	7,348,170
Surgery Partners, Inc.*	311,320	7,767,434
Tenet Healthcare Corp.*	127,177	14,280,705
		92,840,143
Health Care REITs — 0.4%
Healthpeak Properties, Inc., REIT	382,152	7,111,849
Health Care Technology — 0.7%
HealthStream, Inc.	476,372	12,276,107
iCAD, Inc.*	637,491	911,612
		13,187,719
Hotels, Restaurants & Leisure — 3.7%
BJ's Restaurants, Inc.*	134,654	4,388,374
Bloomin' Brands, Inc.	129,712	3,345,272
Cheesecake Factory, Inc. (The)	353,674	12,208,826
Chuy's Holdings, Inc.*	280,059	8,250,538
Denny's Corp.*	1,013,033	8,124,525
Dine Brands Global, Inc.	224,557	9,902,964
El Pollo Loco Holdings, Inc.*	133,843	1,140,342
ONE Group Hospitality, Inc. (The)*	702,504	3,765,421
Potbelly Corp.*	802,109	8,173,491
Red Robin Gourmet Burgers, Inc.* (a)	914,323	6,903,139
		66,202,892
Household Durables — 3.7%
Beazer Homes USA, Inc.*	323,278	9,061,482
Cavco Industries, Inc.*	11,266	4,103,190
Century Communities, Inc.	85,638	6,792,806
Ethan Allen Interiors, Inc.	67,095	1,894,763
Helen of Troy Ltd.*	48,821	4,526,195
Installed Building Products, Inc.	32,332	7,621,623
LGI Homes, Inc.*	75,971	6,832,072
Skyline Champion Corp.*	78,781	5,907,787
Snap One Holdings Corp.*	171,188	1,811,169
Sonos, Inc.*	325,052	5,493,379

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Household Durables — 3.7% (continued)
Taylor Morrison Home Corp.*	104,024	5,826,384
Universal Electronics, Inc.*	173,856	1,962,834
Vizio Holding Corp., Class A*	449,130	4,760,778
		66,594,462
Household Products — 0.6%
Spectrum Brands Holdings, Inc.	123,569	10,116,594
Insurance — 3.8%
Axis Capital Holdings Ltd.	170,568	10,460,935
Citizens, Inc.*	344,214	767,597
First American Financial Corp.	166,601	8,924,816
Kemper Corp.	253,831	14,800,886
Lincoln National Corp.	380,904	10,387,252
Old Republic International Corp.	371,458	11,091,736
Stewart Information Services Corp.	182,546	11,319,677
		67,752,899
Interactive Media & Services — 1.5%
Cars.com, Inc.*	443,360	7,408,545
DHI Group, Inc.*	453,352	1,060,844
EverQuote, Inc., Class A *	489,569	9,874,607
QuinStreet, Inc.*	503,645	9,110,938
		27,454,934
IT Services — 0.4%
Backblaze, Inc., Class A*	788,984	7,345,441
Brightcove, Inc.*	401,456	714,592
		8,060,033
Leisure Products — 0.3%
AMMO, Inc.*	938,017	2,382,563
Clarus Corp.	492,715	3,118,886
		5,501,449
Life Sciences Tools & Services — 0.6%
Fortrea Holdings, Inc.*	269,500	9,861,005
Machinery — 4.2%
Astec Industries, Inc.	194,696	8,138,293
Barnes Group, Inc.	347,417	12,062,318

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Machinery — 4.2% (continued)
Columbus McKinnon Corp.	169,077	6,977,808
Enpro, Inc.	59,908	8,993,988
Gencor Industries, Inc.*	65,306	1,108,243
Graham Corp.*	268,160	7,465,574
John Bean Technologies Corp.	62,518	5,569,729
Luxfer Holdings plc (United Kingdom)	224,365	2,160,635
Manitex International, Inc.*	276,030	1,438,116
Mayville Engineering Co., Inc.*	133,470	1,836,547
Park-Ohio Holdings Corp.	100,942	2,577,049
Shyft Group, Inc. (The)	435,826	4,741,787
Trinity Industries, Inc.	435,420	11,329,629
		74,399,716
Metals & Mining — 5.1%
Arch Resources, Inc.	50,028	7,943,446
Carpenter Technology Corp.	132,604	11,364,163
Century Aluminum Co.*	716,761	12,435,803
Coeur Mining, Inc.*	2,173,892	9,825,992
Commercial Metals Co.	201,081	10,806,093
Compass Minerals International, Inc.	111,176	1,384,141
Ferroglobe plc	1,491,701	7,831,430
Haynes International, Inc.	152,092	9,148,334
Hecla Mining Co.	1,357,343	6,420,232
Kaiser Aluminum Corp.	151,407	13,700,820
		90,860,454
Multi-Utilities — 0.8%
Black Hills Corp.	263,923	14,489,373
Oil, Gas & Consumable Fuels — 4.4%
Dorian LPG Ltd.	248,333	10,261,119
Matador Resources Co.	231,680	14,433,664
Navigator Holdings Ltd.	494,734	7,430,905
PBF Energy, Inc., Class A	217,402	11,581,004
Permian Resources Corp.	646,376	10,826,798
Riley Exploration Permian, Inc.	207,445	5,379,049
SM Energy Co.	167,137	8,104,473

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Oil, Gas & Consumable Fuels — 4.4% (continued)
Vital Energy, Inc.*	194,032	10,287,577
		78,304,589
Paper & Forest Products — 0.6%
Louisiana-Pacific Corp.	143,215	10,481,906
Passenger Airlines — 0.3%
Allegiant Travel Co.	110,588	6,033,681
Professional Services — 0.1%
Asure Software, Inc.*	260,263	1,923,344
Retail REITs — 1.0%
Macerich Co. (The), REIT	290,077	3,991,459
Tanger, Inc., REIT	101,082	2,865,675
Whitestone REIT, REIT	999,478	11,493,997
		18,351,131
Semiconductors & Semiconductor Equipment — 6.3%
Alpha & Omega Semiconductor Ltd.*	408,825	8,941,003
Amkor Technology, Inc.	430,096	13,913,606
Amtech Systems, Inc.*	594,077	2,863,451
Cohu, Inc.*	198,842	6,028,889
FormFactor, Inc.*	140,121	6,247,995
Ichor Holdings Ltd.*	324,085	12,568,016
inTEST Corp.*	471,541	5,314,267
Kulicke & Soffa Industries, Inc. (Singapore)	187,528	8,678,796
MKS Instruments, Inc.	114,962	13,678,179
Onto Innovation, Inc.*	28,815	5,344,894
SMART Global Holdings, Inc.*	437,111	7,986,018
Ultra Clean Holdings, Inc.*	296,097	12,385,738
Veeco Instruments, Inc.*	272,557	9,632,164
		113,583,016
Software — 1.5%
8x8, Inc.*	730,627	1,614,686
Everbridge, Inc.*	140,942	4,897,734
SecureWorks Corp., Class A*	810,805	4,937,802
Upland Software, Inc.*	547,016	1,181,555
Yext, Inc.*	588,865	3,232,869

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Software — 1.5% (continued)
Zeta Global Holdings Corp., Class A*	877,624	10,847,433
		26,712,079
Specialized REITs — 0.4%
Outfront Media, Inc., REIT	478,882	7,595,068
Specialty Retail — 2.6%
Academy Sports & Outdoors, Inc.	94,667	5,519,086
CarParts.com, Inc.*	549,898	676,375
Lithia Motors, Inc., Class A	12,829	3,263,441
Monro, Inc.	218,929	5,965,815
National Vision Holdings, Inc.*	310,588	5,410,443
RH*	12,850	3,174,593
Shoe Carnival, Inc.	323,339	10,812,456
Tile Shop Holdings, Inc.*	338,275	2,273,208
Tilly's, Inc., Class A*	391,574	2,376,854
Zumiez, Inc.*	431,661	7,424,569
		46,896,840
Textiles, Apparel & Luxury Goods — 0.4%
Steven Madden Ltd.	124,870	5,045,996
Unifi, Inc.*	485,373	2,897,677
		7,943,673
Trading Companies & Distributors — 3.3%
Air Lease Corp.	314,203	15,785,559
Custom Truck One Source, Inc.*	82,587	412,109
DNOW, Inc.*	238,081	3,359,323
FTAI Aviation Ltd.	214,459	15,057,166
H&E Equipment Services, Inc.	182,246	8,800,659
Herc Holdings, Inc.	51,487	7,364,185
Titan Machinery, Inc.*	222,545	4,953,852
WESCO International, Inc.	17,121	2,615,233
		58,348,086
Total Common Stocks (Cost $1,480,292,287)		1,660,461,320

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Number of Rights	Value ($)
Rights — 0.0% (b)
IT Services — 0.0% (b)
Flexion, Inc., CVR*‡ (c) (Cost $27,802)	44,841	—
	Shares
Short-Term Investments — 7.1%
Investment Companies — 7.1%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (d) (Cost $127,923,513)	127,923,513	127,923,513
Total Investments — 99.8% (Cost $1,608,243,602)		1,788,384,833
Other Assets Less Liabilities — 0.2%		2,913,694
Net Assets — 100.0%		1,791,298,527

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Represents less than 0.05% of net assets.

(c)  Security fair valued as of April 30, 2024 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2024 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)  Represents 7-day effective yield as of April 30, 2024.

Abbreviations

CVR  — Contingent Value Rights

REIT  — Real Estate Investment Trust

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$271,218,194
Aggregate gross unrealized depreciation	(91,076,963)
Net unrealized appreciation	$180,141,231
Federal income tax cost of investments	$1,608,243,602

Affiliated Securities

Security Description	Shares at April 30, 2024	Market Value October 31, 2023	Purchases at Cost	Proceeds from Sales
Common Stocks — 0.4%
United States — 0.4%
Red Robin Gourmet Burgers, Inc.*	914,323	$6,188,769	$1,380,551	$—
Total Common Stocks		6,188,769	1,380,551	—
Total		$6,188,769	$1,380,551	$—

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Small Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Affiliated Securities (continued)

Security Description	Net Realized Gains (Loss)	Change in Unrealized Appreciation/ Depreciation	Market Value April 30, 2024	Dividend Income
Common Stocks — 0.4%
United States — 0.4%
Red Robin Gourmet Burgers, Inc.*	$—	$(666,181)	$6,903,139	$—
Total Common Stocks	—	(666,181)	6,903,139	—
Total	$—	$(666,181)	$6,903,139	$—

*  Non-income producing security.

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle U.S. Smid Cap Opportunity Fund seeks long-term growth of capital.

Average Annual Returns^ (%)		One-Year	Since Inception (8/15/22)
First Eagle U.S. Smid Cap Opportunity Fund	Class I	16.25	3.61
Russell 2500TM Value Index		15.24	2.48
Russell 2500TM Index		14.79	2.76
S&P 500 Index		22.66	11.70

Asset Allocation* (%)

Sectors* (%)

Industrials	24.0
Information Technology	14.7
Health Care	14.6
Financials	11.3
Consumer Discretionary	10.3
Energy	7.2
Consumer Staples	6.3
Materials	5.9
Utilities	0.5
Short-Term Investments	5.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (5.2% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Russell 2500TM Value Index is a widely followed, unmanaged index that measures the performance of the small- to mid-cap value segment of the U.S. equity universe, commonly referred to as "smid" cap. It includes those Russell 2500TM companies with relatively low price-to-book ratios and lower forecasted growth values. The Russell 2500TM Value Index is completely reconstituted annually. One cannot invest directly in an index.

The Russell 2500TM Index is a widely followed, unmanaged index that measures the performance of the smid cap segment of the U.S. equity universe. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is completely reconstituted annually. One cannot invest directly in an index.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Tenet Healthcare Corp. (Health Care Providers & Services, United States)	2.8
Curtiss-Wright Corp. (Aerospace & Defense, United States)	2.7
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment, United States)	2.4
Cardinal Health, Inc. (Health Care Providers & Services, United States)	2.4
Air Lease Corp. (Trading Companies & Distributors, United States)	2.2
Performance Food Group Co. (Consumer Staples Distribution & Retail, United States)	2.1
Evercore, Inc., Class A (Capital Markets, United States)	2.0
Quanta Services, Inc. (Construction & Engineering, United States)	1.9
Matador Resources Co. (Oil, Gas & Consumable Fuels, United States)	1.9
Dover Corp. (Machinery, United States)	1.9
Total	22.3

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 95.4%
Aerospace & Defense — 4.0%
AAR Corp.*	6,968	481,768
Curtiss-Wright Corp.	3,746	949,311
		1,431,079
Air Freight & Logistics — 1.0%
GXO Logistics, Inc.*	6,948	345,038
Automobile Components — 1.1%
Goodyear Tire & Rubber Co. (The)*	33,899	405,432
Biotechnology — 1.3%
CareDx, Inc.*	16,615	128,932
Exelixis, Inc.*	14,371	337,144
		466,076
Building Products — 2.6%
AZEK Co., Inc. (The)*	6,450	294,378
Lennox International, Inc.	1,337	619,592
		913,970
Capital Markets — 3.4%
Evercore, Inc., Class A	3,990	724,185
Raymond James Financial, Inc.	4,093	499,346
		1,223,531
Chemicals — 4.0%
Huntsman Corp.	16,072	383,478
International Flavors & Fragrances, Inc.	3,977	336,653
Westlake Corp.	4,652	685,519
		1,405,650
Construction & Engineering — 1.9%
Quanta Services, Inc.	2,668	689,838
Consumer Staples Distribution & Retail — 4.8%
Casey's General Stores, Inc.	1,823	582,595
Chefs' Warehouse, Inc. (The)*	11,279	373,109
Performance Food Group Co.*	10,850	736,498
		1,692,202
Containers & Packaging — 0.8%
Sealed Air Corp.	9,262	291,568

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Electrical Equipment — 2.8%
EnerSys	6,021	544,599
Generac Holdings, Inc.*	2,435	331,063
NEXTracker, Inc., Class A*	2,563	109,671
		985,333
Electronic Equipment, Instruments & Components — 4.8%
Avnet, Inc.	6,328	309,249
Belden, Inc.	4,625	375,874
Coherent Corp.*	4,081	222,945
Fabrinet (Thailand)*	1,536	265,836
Flex Ltd.*	11,848	339,445
Trimble, Inc.*	3,203	192,404
		1,705,753
Financial Services — 4.2%
MGIC Investment Corp.	15,325	310,791
Radian Group, Inc.	21,131	631,183
Rocket Cos., Inc., Class A*	43,300	531,724
		1,473,698
Food Products — 1.6%
Ingredion, Inc.	5,012	574,325
Ground Transportation — 2.5%
Knight-Swift Transportation Holdings, Inc.	5,095	235,542
XPO, Inc.*	5,935	637,775
		873,317
Health Care Equipment & Supplies — 2.4%
Enovis Corp.*	2,908	160,609
Zimmer Biomet Holdings, Inc.	5,627	676,815
		837,424
Health Care Providers & Services — 7.5%
Amedisys, Inc.*	3,430	315,731
Cardinal Health, Inc.	8,129	837,612
Quest Diagnostics, Inc.	3,935	543,738
Tenet Healthcare Corp.*	8,733	980,629
		2,677,710

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Hotels, Restaurants & Leisure — 4.6%
Aramark	11,985	377,647
Cheesecake Factory, Inc. (The)	14,715	507,962
Chuy's Holdings, Inc.*	10,633	313,248
Denny's Corp.*	31,848	255,421
Vail Resorts, Inc.	961	181,985
		1,636,263
Household Durables — 2.8%
Beazer Homes USA, Inc.*	11,412	319,879
LGI Homes, Inc.*	2,539	228,332
Skyline Champion Corp.*	1,395	104,611
Toll Brothers, Inc.	2,991	356,258
		1,009,080
Insurance — 3.7%
Axis Capital Holdings Ltd.	7,662	469,910
First American Financial Corp.	5,447	291,796
Old Republic International Corp.	18,860	563,160
		1,324,866
IT Services — 0.6%
Amdocs Ltd.	2,376	199,560
Life Sciences Tools & Services — 3.5%
Avantor, Inc.*	15,914	385,596
Bio-Rad Laboratories, Inc., Class A*	2,303	621,235
Revvity, Inc.	2,294	235,066
		1,241,897
Machinery — 5.5%
Donaldson Co., Inc.	8,321	600,776
Dover Corp.	3,826	686,002
Ingersoll Rand, Inc.	7,242	675,823
		1,962,601
Metals & Mining — 1.1%
Cleveland-Cliffs, Inc.*	23,153	391,286
Multi-Utilities — 0.5%
Black Hills Corp.	3,280	180,072

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Oil, Gas & Consumable Fuels — 7.3%
Chesapeake Energy Corp.	7,474	671,763
HF Sinclair Corp.	10,791	585,412
Matador Resources Co.	11,037	687,605
Permian Resources Corp.	37,671	630,989
		2,575,769
Passenger Airlines — 1.6%
Delta Air Lines, Inc.	11,194	560,484
Semiconductors & Semiconductor Equipment — 9.5%
Amkor Technology, Inc.	20,376	659,164
Entegris, Inc.	4,066	540,453
MKS Instruments, Inc.	7,147	850,350
ON Semiconductor Corp.*	8,963	628,844
Onto Innovation, Inc.*	3,693	685,014
		3,363,825
Specialty Retail — 0.9%
Lithia Motors, Inc., Class A	824	209,609
RH*	409	101,043
		310,652
Textiles, Apparel & Luxury Goods — 0.9%
Steven Madden Ltd.	8,278	334,514
Trading Companies & Distributors — 2.2%
Air Lease Corp.	15,792	793,390
Total Common Stocks (Cost $28,236,057)		33,876,203
Short-Term Investments — 5.2%
Investment Companies — 5.2%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (a) (Cost $1,864,952)	1,864,952	1,864,952
Total Investments — 100.6% (Cost $30,101,009)		35,741,155
Liabilities in Excess of Other Assets — (0.6%)		(196,821)
Net Assets — 100.0%		35,544,334

*  Non-income producing security.

(a)  Represents 7-day effective yield as of April 30, 2024.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle U.S. Smid Cap Opportunity Fund | Schedule of Investments | April 30, 2024 (unaudited)

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,441,324
Aggregate gross unrealized depreciation	(801,178)
Net unrealized appreciation	$5,640,146
Federal income tax cost of investments	$30,101,009

See Notes to Financial Statements.
First Eagle Funds | Semiannual Report | April 30, 2024

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First Eagle Global Real Assets Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Global Real Assets Fund seeks long-term growth of capital.

Average Annual Returns^ (%)		One-Year	Since Inception (11/30/21)
First Eagle Global Real Assets	Class I	4.51	4.05
MSCI World Index		18.39	4.32
Consumer Price Index for Urban Consumers (CPI-U)		3.36	4.93

Asset Allocation* (%)

Sectors* (%)

Materials	23.2
Real Estate	23.1
Energy	16.3
Industrials	11.3
Utilities	6.1
Consumer Staples	3.7
Commodities	3.3
Communication Services	2.0
Health Care	1.9
Investment Funds	1.1
Information Technology	0.9
Consumer Discretionary	0.9
Short-Term Investments	6.2

Countries*~ (%)

United States	45.2
Canada	12.3
United Kingdom	10.3
Mexico	7.8
Japan	3.3
Hong Kong	3.2
Germany	2.3
Australia	2.3
Singapore	1.9
Belgium	1.2
Spain	1.1
France	1.0
Faroe Islands	1.0
South Korea	0.9
Russia	0.0
Short-Term Investments	6.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (6.2% of total investments), such as U.S. treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Real Assets Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. Developed markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. With 1,480 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Consumer Price Index for Urban Consumers (CPI-U) is a measurement of changes in the cost of living, and is comprised of components such as housing, food transportation, and energy. It is calculated monthly by the U.S. Bureau of Labor Statistics and covers approximately 93% of the total U.S. population. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	3.4
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels, United States)	2.7
Shell plc (Oil, Gas & Consumable Fuels, United Kingdom)	2.7
TF Administradora Industrial S de RL de CV, REIT (Industrial REITs, Mexico)	2.7
Grupo Mexico SAB de CV, Series B (Metals & Mining, Mexico)	2.6
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	2.5
United Utilities Group plc (Water Utilities, United Kingdom)	2.5
CRH plc (Construction Materials, United States)	2.5
FUCHS SE (Preference) (Chemicals, Germany)	2.4
Glencore plc (Metals & Mining, Australia)	2.4
Total	26.4

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

**  The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

  Percentages are based on total net assets.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 89.1%
Australia — 2.4%
Glencore plc	54,858	319,195
Belgium — 1.2%
Shurgard Self Storage Ltd., REIT	3,990	163,515
Canada — 12.7%
Agnico Eagle Mines Ltd.	2,173	137,611
Canadian National Railway Co.	1,722	209,007
Canadian Pacific Kansas City Ltd.	2,382	186,871
Franco-Nevada Corp.	949	114,240
Imperial Oil Ltd.	4,933	339,163
Nutrien Ltd.	5,605	295,548
StorageVault Canada, Inc.	30,197	103,753
Wheaton Precious Metals Corp.	6,002	312,689
		1,698,882
Faroe Islands — 1.1%
Bakkafrost P/F	2,316	140,660
France — 1.1%
Air Liquide SA	731	142,968
Germany — 2.4%
FUCHS SE (Preference)	6,868	320,731
Hong Kong — 3.3%
CK Asset Holdings Ltd.	42,500	181,287
Guoco Group Ltd.	15,000	142,853
Hongkong Land Holdings Ltd.	38,000	121,417
		445,557
Japan — 3.4%
Kansai Paint Co. Ltd.	11,000	143,200
Komatsu Ltd.	7,700	229,892
Shin-Etsu Chemical Co. Ltd.	2,000	77,418
		450,510
Mexico — 8.0%
FIBRA Macquarie Mexico, REIT (a)	97,946	176,215
Fibra MTY SAPI de CV, REIT	103,204	61,149

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Mexico — 8.0% (continued)
GMexico Transportes SAB de CV (a)	62,322	133,006
Grupo Mexico SAB de CV, Series B	55,722	344,303
TF Administradora Industrial S de RL de CV, REIT	144,894	356,256
		1,070,929
Russia — 0.0%
Alrosa PJSC‡ (b)	48,132	—
Singapore — 2.0%
Sheng Siong Group Ltd.	134,100	152,014
UOL Group Ltd.	27,400	116,991
		269,005
South Korea — 1.0%
Samsung Electronics Co. Ltd. (Preference)	2,795	130,502
Spain — 1.2%
Aena SME SA (a)	839	152,899
United Kingdom — 10.6%
Ashtead Group plc	3,052	221,612
Berkeley Group Holdings plc	2,145	125,967
Big Yellow Group plc, REIT	13,387	180,086
Cranswick plc	2,527	135,713
Great Portland Estates plc, REIT	12,442	60,944
Shell plc	9,974	356,409
United Utilities Group plc	25,524	332,710
		1,413,441
United States — 38.7%
American Homes 4 Rent, Class A, REIT	5,618	201,124
American Water Works Co., Inc.	1,175	143,726
Boston Properties, Inc., REIT	3,481	215,439
Charter Communications, Inc., Class A*	211	54,003
Comcast Corp., Class A	5,731	218,408
CRH plc	4,294	332,531
Cummins, Inc.	492	138,985
Deere & Co.	347	135,819
Diamond Offshore Drilling, Inc.*	9,907	121,262
Douglas Emmett, Inc., REIT	11,816	161,997
EastGroup Properties, Inc., REIT	538	83,584

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
United States — 38.7% (continued)
Equinix, Inc., REIT	84	59,733
Equity Residential, REIT	3,986	256,698
Extra Space Storage, Inc., REIT	2,299	308,710
Exxon Mobil Corp.	1,024	121,108
HCA Healthcare, Inc.	869	269,234
IDACORP, Inc.	2,608	247,186
Mid-America Apartment Communities, Inc., REIT	739	96,070
Noble Corp. plc	4,647	206,234
NOV, Inc.	1,788	33,060
ONEOK, Inc.	3,821	302,318
PPG Industries, Inc.	702	90,558
Reliance, Inc.	660	187,915
Royal Gold, Inc.	1,613	193,770
RPM International, Inc.	1,778	190,086
SBA Communications Corp., REIT	892	166,019
Schlumberger NV	4,308	204,544
Terreno Realty Corp., REIT	1,975	107,341
UGI Corp.	4,792	122,484
Walmart, Inc.	1,329	78,876
Williams Cos., Inc. (The)	3,107	119,185
		5,168,007
Total Common Stocks (Cost $11,532,822)		11,886,801
	Ounces
Commodities — 3.4%
Gold bullion* (Cost $348,267)	197	451,231
	Shares
Master Limited Partnerships — 3.3%
United States — 3.3%
Black Stone Minerals LP	5,614	89,543
Enterprise Products Partners LP	12,711	356,925
Total Master Limited Partnerships (Cost 393,320)		446,468

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Global Real Assets Fund | Consolidated Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Exchange Traded Funds — 1.1%
United States
iShares Gold Trust (Cost $134,961)	3,393	146,917
Short-Term Investment — 6.4%
Investment Companies — 6.4%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (c) (Cost $848,576)	848,576	848,576
Total Investments — 103.3% (Cost $13,257,946)		13,779,993
Liabilities in Excess of Other Assets — (3.3)%		(433,012)
Net Assets — 100.0%		13,346,981

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  Security fair valued as of April 30, 2024 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2024 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  Represents 7-day effective yield as of April 30, 2024.

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,424,393
Aggregate gross unrealized depreciation	(902,346)
Net unrealized appreciation	$522,047
Federal income tax cost of investments	$13,257,946

Abbreviations

PJSC  — Public Joint Stock Company

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund (formerly First Eagle High Income Fund)

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle High Yield Municipal Fund seeks to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund's primary objective.

Average Annual Returns^ (%)		One-Year	Five-Years	Ten-Years
First Eagle High Yield Municipal Yield	Class I	9.21	3.69	3.31
S&P Municipal Yield Index		5.83	2.63	4.23
S&P Municipal Bond Index		2.35	1.38	2.46
Bloomberg U.S. Corporate High Yield Index		9.02	3.72	4.28

Asset Allocation* (%)

Bond Credit Quality* (%)

AA	2.3
A	1.7
BBB	7.7
BB or lower	12.9
N/R (not rated)	7.7
N/A (not applicable)	67.7

Portfolio Composition* (%)

Hospital	14.1
Public Transportation	10.3
Community Development District	9.7
Charter School	7.9
Economic/Industrial Development	7.3
State Multi-Family Housing	7.3
Continuing Care Retirement Community	6.6
Special Assessment Financing	5.2
Nursing Home	3.6
Tax Increment Financing	3.5
Higher Education	2.8
Local Multi-Family Housing	2.7
Indian Tribal Bond	2.3
Student Housing	2.2
Tobacco Master Settlement Agreement	2.1
General Obligation Hospital/Health District	1.7
Public Power System	1.5
Port/Marina	1.2
Toll Highway/Bridge/Tunnel	1.2
General Obligation	1.0
Sales & Excise Tax	1.0
Mello-Roos	0.7
Private/Religious School	0.7
Water & Sewer	0.7
Metro Development District	0.6
General Obligation District (Other)	0.4
Assisted Living	0.3
Miscellaneous Tax	0.3
School District	0.3
Appropriation	0.2

Portfolio Composition* (%) (continued)

General Revenue Tax-Guaranteed	0.2
Parking Facility	0.2
Not-For-Profit Cultural Organization	0.1
Telecom	0.1
Airport	0.0	‡
Short-Term Investments	0.0	‡

States and Territories* (%)

Florida	25.0
California	12.4
Wisconsin	9.1
Texas	8.4
Ohio	7.1
New York	6.7
Georgia	3.0
Pennsylvania	2.6
Louisiana	2.4
Utah	2.1
Illinois	2.0
Colorado	1.7
Missouri	1.5
District of Columbia	1.4
Arkansas	1.2
New Hampshire	1.2
Puerto Rico	1.2
Washington	1.2
Arizona	1.0
Idaho	1.0
Iowa	0.7
Kansas	0.7
Minnesota	0.7
New Jersey	0.7
North Dakota	0.7
Oklahoma	0.7
Oregon	0.6
Alabama	0.5
Indiana	0.5
Michigan	0.4
Virginia	0.4
Maryland	0.3
Connecticut	0.2
Delaware	0.2
Virgin Islands	0.2
Kentucky	0.1
Nevada	0.1
Rhode Island	0.1
American Samoa	0.0	‡
Montana	0.0	‡
Short-Term Investments	0.0	‡

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

‡  Less than 0.05%.

*  Asset Allocation, Bond Credit Quality, Portfolio Composition and States and Territories percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, longterm commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.0% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

S&P Municipal Yield Index is a market value-weighted index that seeks to provide a measure of an investing strategy used in the municipal market that allocates a different percentage to bonds rated below investment grade and non-rated bonds than to bonds rated investment grade. The S&P Municipal Yield Index, whose constituents are derived from S&P Municipal Bond Index, incorporates a strategy of proportional investing in municipal bonds that typically have higher yields than other municipal bonds. Both tax-exempt bonds and bonds subject to the Alternative Minimum Tax (AMT) are included in the Index. One cannot invest directly in an index.

The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. It tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT). One cannot invest directly in an index.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Municipal Bonds — 112.4%
Alabama — 0.5%
Hoover Industrial Development Board, United States Steel Corp., Revenue, AMT, Series 2019, 5.75%, 10/01/2049	1,750,000	1,794,821
Industrial Development Board of the City of Mobile Alabama, Alabama Power Co., Revenue, AMT, Series 2001 A, 4.05%, 05/01/2024 (a)(b)	890,000	890,000
Walker County Economic & Industrial Development Authority, Alabama Power Co., Revenue, First Series, AMT, Series 2023, 4.10%, 05/01/2024 (a)(b)	1,865,000	1,865,000
		4,549,821
American Samoa — 0.0% (c)
American Samoa Economic Development Authority, Revenue, Series 2018, 6.50%, 09/01/2028 (d)	250,000	259,879
Arizona — 1.0%
Maricopa County Industrial Development Authority, Choice Academies, Inc., Revenue, Refunding, Series 2022, 5.75%, 09/01/2045 (d)	2,300,000	2,266,317
Morrison Education Group Obligated Group, Revenue, Refunding, Series 2024 A, 6.75%, 07/01/2063 (d)	2,000,000	2,061,421
Prescott Valley Charter School, Revenue, Series 2024, 6.50%, 07/01/2039 (d)	380,000	374,456
Prescott Valley Charter School, Revenue, Series 2024, 7.13%, 07/01/2054 (d)	2,000,000	1,933,599
Prescott Valley Charter School, Revenue, Series 2024, 7.38%, 07/01/2063 (d)	1,850,000	1,786,640
Superstition Vistas, Community Facilities District No. 1 Assessment Area 3, Special Assessment, Series 2024, 5.80%, 07/01/2048 (e)	348,000	348,339
Tempe Industrial Development Authority, Tempe Life Care Village Obligated Group, Revenue, Refunding, Series 2021 A, 4.00%, 12/01/2046	1,000,000	799,619
		9,570,391

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Arkansas — 1.4%
Arkansas Development Finance Authority, Hybar LLC, Revenue, AMT, Series 2023 B, 7.38%, 07/01/2048 (d)(f)	11,250,000	12,237,787
California — 13.9%
Antelope Valley Healthcare District, Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 03/01/2031	2,765,000	2,763,291
Obligated Group, Revenue, Refunding, Series 2016, 5.25%, 03/01/2036	1,885,000	1,879,474
Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 03/01/2041	2,280,000	2,153,681
Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 03/01/2046	1,500,000	1,357,875
Bay Area Toll Authority, Revenue, Refunding, Series 2023 B, 3.85%, 05/01/2024 (a)(b)	8,200,000	8,200,000
California Community Housing Agency, Brio Apartments & Next on Lex Apartments, Revenue, Senior Lien, Series 2021 A-1, 4.00%, 02/01/2056 (d)	2,300,000	1,879,232
Creekwood Apartments, Revenue, Series 2021 A, 4.00%, 02/01/2056 (d)	10,000,000	6,561,140
California Infrastructure & Economic Development Bank, WFCS Holdings II LLC, Revenue, Series 2021 A-1, 5.00%, 01/01/2056 (d)	1,800,000	1,482,552
WFCS Holdings II LLC, Revenue, Series 2021 B, 0.00%, 01/01/2061 (d)(g)	10,200,000	689,494
California Municipal Finance Authority, Catalyst Impact Fund 1 LLC, Revenue, Series 2024, Class I, 6.00%, 01/01/2039 (d)	2,000,000	2,060,407
City of Elk Grove Community Facilities District No. G30 2023-7 Improvement Area No. 1, Special Tax, Series 2024, 5.00%, 09/01/2054	1,000,000	987,065
Clinicas del Camino Real, Inc., Revenue, Series 2020, 4.00%, 03/01/2050	4,000,000	3,121,581
Special Tax, Series 2024 A, 5.00%, 09/01/2048	375,000	356,658
Special Tax, Series 2024 A, 5.13%, 09/01/2054	1,000,000	960,029
Westside Neighborhood School, Revenue, Series 2024, 5.90%, 06/15/2044 (d)(e)	775,000	798,542
Westside Neighborhood School, Revenue, Series 2024, 6.20%, 06/15/2054 (d)(e)	1,600,000	1,647,969

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
California — 13.9% (continued)
Westside Neighborhood School, Revenue, Series 2024, 6.38%, 06/15/2064 (d)(e)	3,250,000	3,345,550
California School Finance Authority, Harbor Springs Obligated Group, Revenue, Series 2024 A, 5.63%, 07/01/2063 (d)	1,000,000	1,002,519
California Statewide Communities Development Authority, Community Facilities District 2022-12 Improvement Area No. 1, Special Tax, Series 2024, 5.00%, 09/01/2054	1,000,000	964,600
Front Porch Communities & Services Obligated Group, Revenue, Refunding, Series 2021 A, 3.00%, 04/01/2051	3,000,000	2,159,024
Loma Linda University Medical Center Obligated Group, Revenue, Series 2014 A, 5.50%, 12/01/2054	1,000,000	1,003,032
California Statewide Financing Authority, TSR Multi-County Special Purpose Trust, Revenue, Series 2002 B, 6.00%, 05/01/2037	290,000	296,409
California Statewide Financing Authority, TSR Multi-County Special Purpose Trust, Revenue, Series 2002 A, 6.00%, 05/01/2037	1,010,000	1,032,319
TSR Multi-County Special Purpose Trust, Revenue, Series 2002 A, 6.00%, 05/01/2043	800,000	817,678
Chino Community Facilities District, City of Chino Community Facilities District No. 2003-3 Improvement Area No. 10, Special Tax, Series 2024, 5.00%, 09/01/2049 (e)	680,000	680,859
City of Chino Community Facilities District No. 2003-3 Improvement Area No. 10, Special Tax, Series 2024, 5.00%, 09/01/2054 (e)	745,000	743,368
City of Long Beach, Marina System, Revenue, Series 2015, 5.00%, 05/15/2045	500,000	498,229
City of Rancho Cordova, Grantline 220 Community Facilities District No. 2023-1 Improvement Area No. 1, Special Tax, Series 2024, 5.00%, 09/01/2049	550,000	530,579
Grantline 220 Community Facilities District No. 2023-1 Improvement Area No. 1, Special Tax, Series 2024, 5.00%, 09/01/2053	545,000	523,611
CSCDA Community Improvement Authority, CTR City Anaheim, Revenue, Series 2020 A, 5.00%, 01/01/2054 (d)	5,500,000	4,358,061

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
California — 13.9% (continued)
Escondido Portfolio, Revenue, Senior Lien, Series 2021 A-2, 4.00%, 06/01/2058 (d)	5,875,000	4,358,817
Link — Glendale (The), Revenue, Series 2021 A-2, 4.00%, 07/01/2056 (d)	510,000	368,180
Millennium South Bay-Hawthorne, Revenue, Series 2021 A-2, 3.25%, 07/01/2056 (d)	11,365,000	7,704,458
Monterey Station Apartments, Revenue, Senior Lien, Series 2021 A-2, 3.13%, 07/01/2056 (d)	6,250,000	4,105,025
Oceanaire Apartments, Revenue, Series 2021 A-2, 4.00%, 09/01/2056 (d)	15,365,000	10,995,008
Parrallel-Anaheim, Revenue, Series 2021 A, 4.00%, 08/01/2056 (d)	3,400,000	2,829,705
Waterscape Apartments, Revenue, Senior Lien, Series 2021 A, 3.00%, 09/01/2056 (d)	2,310,000	1,564,712
Westgate Apartments, Revenue, Senior Lien, Series 2021 A-2, 3.13%, 06/01/2057 (d)	17,090,000	9,961,014
Wood Creek Apartments, Revenue, Senior Lien, Series 2021 A-2, 4.00%, 12/01/2058 (d)	22,450,000	16,552,098
Folsom Ranch Financing Authority, City of Folsom Community Facilities District No. 23 Improvement Area No. 2, Special Tax, Series 2024, 5.00%, 09/01/2049	400,000	396,951
City of Folsom Community Facilities District No. 23 Improvement Area No. 2, Special Tax, Series 2024, 5.00%, 09/01/2053	460,000	454,136
Kaweah Delta Health Care District Guild, Revenue, Series 2015 B, 4.00%, 06/01/2037	290,000	248,355
Revenue, Series 2015 B, 5.00%, 06/01/2040	375,000	347,977
Revenue, Series 2015 B, 4.00%, 06/01/2045	2,405,000	1,895,176
Palomar Health, Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 11/01/2031	2,485,000	2,410,150
Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 11/01/2039	100,000	94,131
Obligated Group, COP, Series 2017, 5.00%, 11/01/2032	2,000,000	1,945,038
Palomar Health Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 11/01/2036	750,000	719,093
Palomar Health Obligated Group, Revenue, Refunding, Series 2017, 5.00%, 11/01/2042	1,100,000	1,020,730

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
California — 13.9% (continued)
Woodland-Davis Clean Water Agency, Revenue, Sub. Lien, Refunding, Series 2015 B, 4.70%, 03/01/2039 (d)	1,590,952	1,390,764
		124,216,346
Colorado — 2.0%
Colorado Educational & Cultural Facilities Authority, Expeditionary Learning School Board of Cooperative Educational Services, Revenue, Series 2019, 5.00%, 03/01/2050 (d)	2,000,000	1,794,015
Colorado Health Facilities Authority, BSLC Obligated Group, Revenue, Refunding, Series 2018 A-1, 5.00%, 09/15/2048	7,000,000	6,157,795
Hess Ranch Metropolitan District No. 5, Special Improvement District No. 1, Special Assessment, Series 2024 A-2, 6.50%, 12/01/2043 (e)	2,250,000	2,217,602
Special Improvement District No. 1, Special Assessment, Series 2024 A-1, 6.00%, 12/01/2043	2,500,000	2,462,342
Prairie Center Metropolitan District No. 3, GO, Series 2024 B, 5.88%, 12/15/2046	1,000,000	1,049,198
GO, Refunding, Series 2024 A, 5.88%, 12/15/2046	2,125,000	2,229,544
Sterling Ranch Community Authority Board, Sterling Ranch Metropolitan District No. 1, Special Assessment, Series 2024, 5.63%, 12/01/2043	1,500,000	1,520,550
		17,431,046
Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue, Refunding, Series 2019 N, 4.00%, 07/01/2049	3,415,000	2,480,773
Delaware — 0.3%
Town of Bridgeville, Heritage Shores Special Development District, Special Tax, Series 2024, 5.25%, 07/01/2044 (d)	875,000	901,732
Heritage Shores Special Development District, Special Tax, Series 2024, 5.63%, 07/01/2053 (d)	1,535,000	1,589,605
		2,491,337

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
District of Columbia — 1.6%
District of Columbia, KIPP Obligated Group, Revenue, Refunding, Series 2017 A, 5.00%, 07/01/2048	5,800,000	5,832,277
Rocketship Obligated Group, Revenue, Series 2024 A, 5.75%, 06/01/2054	3,100,000	3,106,845
Rocketship Obligated Group, Revenue, Series 2024 A, 6.00%, 06/01/2058	400,000	405,643
Tobacco Settlement Financing Corp., Revenue, Series 2006 A, 0.00%, 06/15/2046 (g)	20,000,000	4,655,328
		14,000,093
Florida — 27.9%
Academical Village Community Development District, Special Assessment, Series 2020, 3.63%, 05/01/2040	2,320,000	1,948,870
Special Assessment, Series 2020, 4.00%, 05/01/2051	3,000,000	2,427,420
Bridgewater North Community Development District, Special Assessment, Series 2022, 4.00%, 05/01/2052	2,000,000	1,543,030
Buckhead Trails Community Development District, Special Assessment, Series 2024, 5.60%, 05/01/2044	1,000,000	983,420
Special Assessment, Series 2024, 5.88%, 05/01/2054	1,675,000	1,642,515
Capital Projects Finance Authority, Kissimmee Charter Academy, Revenue, Series 2024, 6.13%, 06/15/2044 (d)	420,000	420,579
Kissimmee Charter Academy, Revenue, Series 2024, 6.50%, 06/15/2054 (d)	235,000	235,316
Kissimmee Charter Academy, Revenue, Series 2024, 6.63%, 06/15/2059 (d)	1,015,000	1,016,352
Capital Trust Agency, Inc., Babcock Neighborhood School, Inc., Revenue, Series 2021, 4.20%, 08/15/2056 (d)	1,450,000	1,112,974
Babcock Neighborhood School, Inc., Revenue, Series 2021, 4.25%, 08/15/2061 (d)	1,000,000	757,809
Franklin Academy Obligated Group, Revenue, Series 2020, 5.00%, 12/15/2035 (d)	1,085,000	1,051,131
Marie Selby Botanical Gardens, Inc. (The), Revenue, Series 2021, 4.00%, 06/15/2051 (d)	2,000,000	1,469,434

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
WFCS Holdings II LLC, Revenue, Series 2021 A-1, 5.00%, 01/01/2056 (d)	3,250,000	2,602,168
Capital Trust Authority, IDEA Florida, Inc., Revenue, Refunding, Series 2023 A, 6.38%, 06/15/2058 (d)	1,500,000	1,554,672
KIPP Miami Obligated Group, Revenue, Refunding, Series 2024 A, 5.63%, 06/15/2044 (d)	810,000	817,538
KIPP Miami Obligated Group, Revenue, Refunding, Series 2024 A, 6.00%, 06/15/2054 (d)	1,250,000	1,269,110
KIPP Miami Obligated Group, Revenue, Refunding, Series 2024 A, 6.13%, 06/15/2060 (d)	1,100,000	1,118,504
Caymas Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.63%, 05/01/2054	1,000,000	976,477
Chapel Creek Community Development District, Assessment Area, Special Assessment, Series 2024, 5.75%, 05/01/2054	1,000,000	992,760
Charlotte County Industrial Development Authority, MSKP Town & Country Utility LLC, Revenue, AMT, Series 2021 A, 4.00%, 10/01/2051 (d)	5,735,000	4,675,871
Coral Creek Community Development District, Special Assessment, Series 2024, 5.75%, 05/01/2054	1,700,000	1,694,884
Coral Lakes Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.75%, 11/01/2053	1,000,000	1,006,948
Crosswinds East Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.75%, 05/01/2054	1,500,000	1,491,246
Dowden West Community Development District, Special Assessment, Series 2024, 5.25%, 05/01/2044	495,000	486,548
Special Assessment, Series 2024, 5.55%, 05/01/2054	855,000	837,815
Edgewater East Community Development District, Assessment Area 1, Special Assessment, Series 2021, 4.00%, 05/01/2051	1,210,000	1,000,419
Epperson North Community Development District, Assessment Area 3, Special Assessment, Series 2021 A, 4.00%, 11/01/2051	2,185,000	1,674,471

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
Everlands Community Development District, Assessment Area 2, Special Assessment, Series 2024, 5.55%, 06/15/2054	1,000,000	992,521
Florida Development Finance Corp., AAF Operations Holdings LLC, Revenue, AMT, Refunding, Series 2024, 12.00%, 07/15/2028 (b)(d)(f)	41,500,000	42,745,000
Assistance Unlimited, Inc., Revenue, Refunding, Series 2022, 6.00%, 08/15/2057 (d)	5,000,000	4,818,183
Brightline Florida Holdings LLC, Revenue, AMT, Refunding, Series 2023 C, 8.25%, 08/15/2024 (b)(d)(f)	20,000,000	20,037,286
Brightline Trains Florida LLC, Revenue, AMT, Series 2019 B, 7.38%, 01/01/2049 (d)	21,350,000	22,843,928
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2019 A, 6.50%, 01/01/2029 (b)(d)(f)	1,500,000	1,517,031
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2019 A-1, 7.38%, 01/01/2049 (d)	5,000,000	5,349,866
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2024, 5.50%, 07/01/2053	10,000,000	10,355,880
Downtown Doral Charter Elementary School, Inc., Revenue, Series 2017 C, 5.75%, 07/01/2047 (d)	2,000,000	2,001,255
Waste Pro USA, Inc., Revenue, AMT, Series 2019, 5.00%, 05/01/2029 (d)	2,300,000	2,293,969
Waste Pro USA, Inc., Revenue, AMT, Series 2021, 3.00%, 06/01/2032	5,000,000	4,161,250
Waste Pro USA, Inc., Revenue, AMT, Series 2023, 6.13%, 07/01/2026 (b)(d)(f)	1,265,000	1,290,639
Gracewater Sarasota Community Development District, Assessments, Special Assessment, Series 2021, 4.00%, 05/01/2052	2,710,000	2,151,847
Hamilton Bluff Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.50%, 05/01/2044	1,360,000	1,343,562
Assessment Area 1, Special Assessment, Series 2024, 5.80%, 05/01/2054	2,000,000	1,966,171
Highland Trails Community Development District, Assessments, Special Assessment, Series 2024, 5.85%, 05/01/2054	880,000	876,150
Hillcrest Community Development District, Special Assessment, Series 2018, 5.00%, 11/01/2048	300,000	290,483

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
Hills of Minneola Community Development District, Special Assessment, Series 2021, 4.00%, 05/01/2052	1,900,000	1,534,320
South Parcel Assessment Area, Special Assessment, Series 2020, 4.00%, 05/01/2050 (d)	3,000,000	2,457,402
Hobe-St. Lucie Conservancy District, Unit of Development No. 1A, Special Assessment, Series 2024, 5.60%, 05/01/2044	1,900,000	1,926,976
Unit of Development No. 1A, Special Assessment, Series 2024, 5.88%, 05/01/2055	2,690,000	2,722,593
Lake Hideaway Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.65%, 05/01/2044	2,000,000	1,960,030
Assessment Area 1, Special Assessment, Series 2024, 5.90%, 05/01/2054	2,750,000	2,666,903
Lake Mattie Preserve Community Development District, Special Assessment, Series 2024, 5.85%, 05/01/2054	570,000	557,300
Lakewood Ranch Stewardship District, Assessment Lorraine Lakes, Special Assessment, Series 2020, 3.88%, 05/01/2051 (d)	2,285,000	1,848,035
Longleaf Community Development District, Neighborhood 4 Assessment Area 1, Special Assessment, Series 2024, 5.75%, 05/01/2054 (d)	1,000,000	1,008,227
Los Cayos Community Development District, Special Assessment, Series 2024, 5.55%, 06/15/2054	800,000	791,853
LT Ranch Community Development District, Assessments, Special Assessment, Series 2019, 4.00%, 05/01/2050	1,000,000	821,750
Phase IIB Assessment Area, Special Assessment, Series 2024, 5.50%, 05/01/2044	275,000	273,665
Phase IIB Assessment Area, Special Assessment, Series 2024, 5.85%, 05/01/2054	1,000,000	994,248
LTC Ranch West Residential Community Development District, Assessment Area 2, Special Assessment, Series 2024 AA-2, 6.00%, 05/01/2054	605,000	597,467
Assessment Area 3, Special Assessment, Series 2024 AA-3, 6.05%, 05/01/2054	1,405,000	1,387,584

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
Miami Health Facilities Authority, Miami Jewish Health Systems Obligated Group, Revenue, Refunding, Series 2017, 5.00%, 07/01/2026	1,260,000	1,230,951
Miami Jewish Health Systems Obligated Group, Revenue, Refunding, Series 2017, 5.00%, 07/01/2027	1,000,000	971,425
Mirada Community Development District, Assessment Area 3, Special Assessment, Refunding, Series 2024, 6.00%, 05/01/2055	2,000,000	1,972,102
North AR-1 Pasco Community Development District, Assessment Area 4, Special Assessment, Series 2024, 5.75%, 05/01/2054	1,140,000	1,121,109
North AR-1 Pasco Community Development District, Assessment Area 5, Special Assessment, Series 2024 A, 5.75%, 05/01/2044	1,500,000	1,494,653
North AR-1 Pasco Community Development District, Assessment Area 5, Special Assessment, Series 2024 A, 6.00%, 05/01/2054	2,000,000	1,991,406
Palm Beach County Health Facilities Authority, Federation CCRC Operations Corp. Obligated Group, Revenue, Series 2020 A, 5.00%, 06/01/2055	145,000	131,068
Federation CCRC Operations Corp. Obligated Group, Revenue, Refunding, Series 2022, 4.00%, 06/01/2041	1,500,000	1,279,567
Lifespace Communities, Inc. Obligated Group, Revenue, Series 2019 B, 4.00%, 05/15/2053	150,000	104,734
Parker Road Community Development District, Assessment Area, Special Assessment, Refunding, Series 2020, 4.10%, 05/01/2050	2,000,000	1,519,145
Parrish Plantation Community Development District, Assessment Area 3, Special Assessment, Series 2024, 5.80%, 05/01/2044	700,000	695,882
Assessment Area 3, Special Assessment, Series 2024, 6.05%, 05/01/2054	1,545,000	1,534,181
Peace Creek Village Community Development District, Special Assessment, Series 2024, 5.75%, 05/01/2054	905,000	894,640
Pine Island Community Development District, Special Assessment, Series 2004, 5.75%, 05/01/2035	2,500,000	2,500,057
Preston Cove Community Development District, Assessments, Special Assessment, Series 2022, 4.13%, 05/01/2052	1,870,000	1,515,982

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
Regal Village Community Development District, Special Assessment, Series 2024, 5.50%, 05/01/2054	725,000	711,372
River Hall Community Development District, Assessment Area 3, Special Assessment, Series 2020 A, 3.88%, 05/01/2051	3,690,000	2,907,859
Saltleaf Community Development District, Assessments, Special Assessment, Series 2024, 5.63%, 05/01/2044	1,750,000	1,703,698
Assessments, Special Assessment, Series 2024, 6.00%, 05/01/2056	3,000,000	2,928,977
Sawgrass Village Community Development District, Assessment Area 3, Special Assessment, Series 2024, 5.55%, 05/01/2044 (d)	700,000	690,981
Assessment Area 3, Special Assessment, Series 2024, 5.88%, 05/01/2054 (d)	1,380,000	1,359,211
Shadowlawn Community Development District, Special Assessment, Series 2024, 5.50%, 05/01/2044	1,585,000	1,556,634
Special Assessment, Series 2024, 5.85%, 05/01/2054	1,500,000	1,468,781
Silver Oaks Community Development District, Special Assessment, Series 2024, 5.85%, 05/01/2054	1,500,000	1,497,908
Six Mile Creek Community Development District, Assessment Area 2, Special Assessment, Refunding, Series 2021, 4.00%, 05/01/2052	2,050,000	1,636,504
Solaeris Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.20%, 05/01/2031 (e)	500,000	500,180
Assessment Area 1, Special Assessment, Series 2024, 6.00%, 05/01/2044 (e)	1,790,000	1,791,589
Assessment Area 1, Special Assessment, Series 2024, 6.25%, 05/01/2055 (e)	2,750,000	2,716,223
Southern Groves Community Development District No. 5, Assessment Area, Special Assessment, Series 2024, 5.45%, 05/01/2044	1,350,000	1,341,810
Assessment Area, Special Assessment, Series 2024, 5.70%, 05/01/2050	1,035,000	1,027,987
Summit View Community Development District, Assessment Area 2, Special Assessment, Series 2024, 5.63%, 05/01/2044	1,025,000	1,009,250

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
Assessment Area 2, Special Assessment, Series 2024, 6.00%, 05/01/2054	1,425,000	1,399,679
Tern Bay Community Development District, Special Assessment, Series 2022, 4.00%, 06/15/2052	1,000,000	802,221
Triple Creek Community Development District, Assessment Area, Special Assessment, Series 2019 A, 4.75%, 05/01/2050	325,000	293,522
Twisted Oaks Pointe Community Development District, Assessment Area 3, Special Assessment, Series 2024, 5.63%, 05/01/2044	1,065,000	1,041,734
Assessment Area 3, Special Assessment, Series 2024, 6.00%, 05/01/2055	1,375,000	1,350,210
Veranda Community Development District II, Assessment Area 5 Phase 2, Special Assessment, Refunding, Series 2024, 5.63%, 05/01/2054	1,000,000	994,797
Verano No. 2 Community Development District, Pod D, Special Assessment, Series 2024, 5.80%, 05/01/2054	1,000,000	987,284
Villages of Westport Community Development District, Assessments, Special Assessment, Series 2005 A, 5.70%, 05/01/2035	3,225,000	3,225,146
Villamar Community Development District, Assessment Area 6, Special Assessment, Series 2024, 5.75%, 05/01/2054	1,000,000	1,004,432
West Villages Improvement District, Unit of Development No. 7, Special Assessment, Series 2019, 5.00%, 05/01/2050	2,500,000	2,387,346
West Villages Improvement District, Unit of Development No. 10 Assessment Area 1, Special Assessment, Series 2024, 5.38%, 05/01/2044	1,000,000	981,933
Unit of Development No. 10 Assessment Area 1, Special Assessment, Series 2024, 5.63%, 05/01/2054	1,500,000	1,452,283
Westside Haines City Community Development District, Assessment Area 2, Special Assessment, Series 2024, 6.00%, 05/01/2054	2,500,000	2,482,536
Windsor Cay Community Development District, Assessment Area 1, Special Assessment, Series 2024, 5.75%, 05/01/2054	1,000,000	983,015

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 27.9% (continued)
Wiregrass Community Development District, Assessment Area 2, Special Assessment, Series 2016, 5.00%, 05/01/2047	1,020,000	967,761
		247,551,420
Georgia — 3.3%
Bartow County Development Authority, Georgia Power Co., Revenue, First Series, AMT, Series 2022, 4.15%, 05/01/2024 (a)(b)	900,000	900,000
DeKalb County Development Authority, GLOBE Academy, Inc. (The), Revenue, Series 2024 A, 5.00%, 06/01/2063	1,320,000	1,237,917
Development Authority of Burke County (The), Georgia Power Co., Revenue, First Series, Series 2009, 3.65%, 05/01/2024 (a)(b)	8,320,000	8,320,000
Georgia Power Co., Revenue, Third Series, AMT, Series 2012, 4.15%, 05/01/2024 (a)(b)	3,600,000	3,600,000
Fulton County Residential Care Facilities for the Elderly Authority, All Saints-St. Luke's Episcopal Home for the Retired Obligated Group, Revenue, Refunding, Series 2019 A-1, 5.00%, 04/01/2047 (d)	2,000,000	1,725,841
All Saints-St. Luke's Episcopal Home for the Retired Obligated Group, Revenue, Series 2021 A, 4.00%, 04/01/2056 (d)	800,000	549,887
George L Smith II Congress Center Authority, Signia Hotel Management LLC, Revenue, Second Tier, Series 2021 B, 3.63%, 01/01/2031 (d)	2,000,000	1,867,647
Signia Hotel Management LLC, Revenue, Second Tier, Series 2021 B, 5.00%, 01/01/2054 (d)	10,025,000	8,904,816
Oconee County Industrial Development Authority, Westminster Presbyterian Homes Obligated Group, Revenue, Series 2018 A-1, 6.38%, 12/01/2053	3,000,000	2,600,734
		29,706,842
Idaho — 1.2%
Spring Valley Community Infrastructure District No. 1, Assessment Area 1, Special Assessment, Series 2021, 3.75%, 09/01/2051 (d)	1,413,000	1,151,350
Assessment Area 2, Special Assessment, Series 2024, 6.25%, 09/01/2053 (d)	9,000,000	9,127,061
		10,278,411

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Illinois — 2.3%
Chicago Board of Education, GO, Series 2022 A, 5.00%, 12/01/2047	1,000,000	988,515
GO, Series 2017 H, 5.00%, 12/01/2046	2,525,000	2,474,677
Illinois Finance Authority, Benedictine University, Revenue, Refunding, Series 2017, 5.00%, 10/01/2038	2,070,000	1,818,675
Columbia College Chicago, Revenue, Series 2019, 5.00%, 12/01/2029	2,055,000	2,017,060
Plymouth Place Obligated Group, Revenue, Refunding, Series 2021 A, 5.00%, 05/15/2036	325,000	296,373
Roosevelt University, Revenue, Refunding, Series 2018 B, 6.00%, 04/01/2038 (d)	1,290,000	1,282,337
Washington and Jane Smith Community — Orland Park, Revenue, Refunding, Series 2022, 4.00%, 10/15/2037	7,000,000	5,904,023
Westminster Village, Inc. Obligated Group, Revenue, Refunding, Series 2018 A, 5.00%, 05/01/2048	4,030,000	3,408,043
Southwestern Illinois Development Authority, United States Steel Corp., Revenue, AMT, Series 2012, 5.75%, 08/01/2042	2,000,000	2,000,221
		20,189,924
Indiana — 0.5%
City of Valparaiso, Pratt Paper IN LLC, Revenue, AMT, Refunding, Series 2024, 5.00%, 01/01/2054 (d)	2,000,000	2,024,306
Indiana Finance Authority, Lutheran University Association, Inc. (The), Revenue, Series 2014, 5.00%, 10/01/2039	750,000	743,895
Rock Creek Community Academy, Inc., Revenue, Series 2018 A-1, 5.88%, 07/01/2038 (d)	1,800,000	1,798,386
		4,566,587
Iowa — 0.8%
Iowa Finance Authority, Lifespace Communities, Inc. Obligated Group, Revenue, Refunding, Series 2021 A, 4.00%, 05/15/2029	1,000,000	949,110
Lifespace Communities, Inc. Obligated Group, Revenue, Series 2018 A, 5.00%, 05/15/2048	7,105,000	6,198,467
		7,147,577

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Kansas — 0.8%
City of Colby, Citizens Medical Center, Inc., Revenue, Series 2024, 5.50%, 07/01/2026	7,000,000	6,979,759
Kentucky — 0.2%
City of Campbellsville, Campbellsville University, Inc., Revenue, Refunding, Series 2017, 4.50%, 03/01/2047	840,000	688,347
Louisville/Jefferson County Metropolitan Government, Bellarmine University, Inc., Revenue, Refunding, Series 2015, 5.00%, 05/01/2027	500,000	489,874
		1,178,221
Louisiana — 2.7%
Calcasieu Parish Memorial Hospital Service District, Southwest Louisiana Healthcare System Obligated Group, Revenue, Refunding, Series 2019, 5.00%, 12/01/2039	2,750,000	2,579,765
Louisiana Local Government Environmental Facilities & Community Development Authority, Provident Group — ULM Properties LLC, Revenue, Series 2019 A, 5.00%, 07/01/2029 (d)	1,045,000	1,030,923
Provident Group — ULM Properties LLC, Revenue, Series 2019 A, 5.00%, 07/01/2039 (d)	2,900,000	2,654,166
Provident Group — ULM Properties LLC, Revenue, Series 2019 A, 5.00%, 07/01/2054 (d)	8,265,000	6,947,504
Louisiana Public Facilities Authority, Athlos Academy of Jefferson, Revenue, Series 2024 A, 7.38%, 06/01/2054 (d)	6,000,000	6,052,535
Louisiana Public Facilities Authority, Waste Pro USA, Inc., Revenue, AMT, Series 2023 R-2, 6.50%, 10/01/2028 (b)(d)(f)	3,745,000	3,952,298
Parish of St. James, NuStar Logistics LP, Revenue, Series 2010, 6.35%, 07/01/2040 (d)	1,000,000	1,080,799
		24,297,990
Maryland — 0.3%
County of Prince George's, Tax Allocation, Series 2018, 5.25%, 07/01/2048 (d)	3,000,000	2,980,999

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Michigan — 0.5%
Flint Hospital Building Authority, Hurley Medical Center, Revenue, Series 2013 A, 5.25%, 07/01/2039	2,000,000	1,909,219
Michigan Finance Authority, Provident Group — HFH Energy LLC, Revenue, Series 2024, 5.50%, 02/28/2057	500,000	534,700
Michigan Finance Authority, Aquinas College, Revenue, Refunding, Series 2021, 4.00%, 05/01/2031	1,080,000	945,967
Michigan Strategic Fund, United Methodist Retirement Communities, Inc. Obligated Group, Revenue, Refunding, Series 2020, 5.00%, 05/15/2044	1,000,000	869,578
		4,259,464
Minnesota — 0.8%
City of Bethel Housing and Health Care Facilities, Second Century Housing & Owatonna Senior Living LLC Obligated Group, Revenue, Refunding, Series 2024 A, 6.13%, 03/01/2044	1,250,000	1,246,318
Second Century Housing & Owatonna Senior Living LLC Obligated Group, Revenue, Refunding, Series 2024 A, 6.13%, 03/01/2049	1,400,000	1,352,280
City of Cologne, Cologne Academy, Revenue, Series 2014 A, 5.00%, 07/01/2045	3,565,000	3,368,813
Minnesota Higher Education Facilities Authority, University of St. Thomas, Revenue, Series 2024 A, 4.13%, 10/01/2053	750,000	709,923
		6,677,334
Missouri — 1.7%
Citizens Memorial Hospital District, Revenue, Series 2024 D, 6.75%, 02/01/2053	475,000	451,883
Grindstone Plaza Transportation Development District, Revenue, Series 2006 A, 5.40%, 10/01/2026	365,000	360,961
Revenue, Series 2006 A, 5.50%, 10/01/2031	2,280,000	2,246,487
Revenue, Series 2006 A, 5.55%, 10/01/2036	1,840,000	1,769,278
Kansas City Industrial Development Authority, Ward Parkway Center Community Improvement District, Revenue, Refunding, Series 2016 A, 5.00%, 04/01/2046 (d)	1,100,000	961,331

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Missouri — 1.7% (continued)
Lees Summit Industrial Development Authority, John Knox Village Obligated Group, Revenue, Refunding, Series 2024 A, 5.25%, 08/15/2044 (e)	540,000	541,227
John Knox Village Obligated Group, Revenue, Refunding, Series 2024 A, 5.63%, 08/15/2054 (e)	1,940,000	1,949,561
John Knox Village Obligated Group, Revenue, Refunding, Series 2024 A, 5.75%, 08/15/2059 (e)	1,835,000	1,841,861
Rolla Industrial Development Authority, Tax Allocation, Series 2017 A, 5.38%, 05/01/2044	860,000	827,595
St. Charles County Industrial Development Authority, Economic Development Council of St. Charles County Suemandy/Mid-Rivers Sales Tax, Revenue, Series 2016, 4.00%, 10/01/2028 (d)	45,000	42,142
Economic Development Council of St. Charles County Suemandy/Mid-Rivers Sales Tax, Revenue, Series 2016, 4.25%, 10/01/2034 (d)	1,325,000	1,164,761
Economic Development Council of St. Charles County Suemandy/Mid-Rivers Sales Tax, Revenue, Series 2016, 5.00%, 10/01/2046 (d)	3,775,000	3,089,237
		15,246,324
Montana — 0.0% (c)
Montana Facility Finance Authority, Montana Children's Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2044	460,000	331,244
Nevada — 0.1%
City of Las Vegas, Special Improvement District No. 613, Special Assessment, Series 2024, 5.25%, 12/01/2047	550,000	542,247
Special Improvement District No. 613, Special Assessment, Series 2024, 5.50%, 12/01/2053	600,000	598,708
		1,140,955
New Hampshire — 1.3%
New Hampshire Business Finance Authority, Covanta Holding Corp., Revenue, AMT, Refunding, Series 2020 B, 3.75%, 07/02/2040 (b)(d)(f)	5,000,000	3,955,921
Covanta Holding Corp., Revenue, Refunding, Series 2018 B, 4.63%, 11/01/2042 (d)	7,495,000	6,698,766
Covanta Holding Corp., Revenue, Refunding, Series 2020 A, 3.63%, 07/02/2040 (b)(d)(f)	250,000	196,762

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
New Hampshire — 1.3% (continued)
Pennichuck Water Works, Inc., Revenue, AMT, Series 2024 A, 5.38%, 04/01/2049	295,000	289,937
Pennichuck Water Works, Inc., Revenue, AMT, Series 2024 A, 5.50%, 04/01/2038	200,000	211,122
Pennichuck Water Works, Inc., Revenue, AMT, Series 2024 A, 5.50%, 04/01/2043	200,000	205,120
Pennichuck Water Works, Inc., Revenue, AMT, Series 2024 A, 5.50%, 04/01/2054	275,000	269,357
Pennichuck Water Works, Inc., Revenue, AMT, Series 2024 A, 5.63%, 04/01/2059	350,000	343,813
		12,170,798
New Jersey — 0.8%
New Jersey Economic Development Authority, Teaneck Community Charter School A New Jersey Nonprofit Corp., Revenue, Refunding, Series 2017 A, 5.00%, 09/01/2037 (d)	1,120,000	1,120,430
New Jersey Economic Development Authority, United Airlines, Inc., Revenue, AMT, Refunding, Series 2012, 5.75%, 09/15/2027	500,000	500,296
New Jersey Economic Development Authority, LEAP Academy University Charter School, Inc., Revenue, Series 2014 A, 6.20%, 10/01/2044 (d)	100,000	100,198
New Jersey Educational Facilities Authority, Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 5.00%, 07/01/2047‡ (h)	3,250,000	2,497,555
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group, Revenue, Refunding, Series 2024 A, 4.25%, 07/01/2054	2,975,000	2,890,044
		7,108,523
New York — 7.5%
Build NYC Resource Corp., Albert Einstein College of Medicine, Inc., Revenue, Series 2015, 5.50%, 09/01/2045 (d)	1,000,000	999,867
City of New York, GO, Series 2021-3, 3.90%, 05/07/2024 (a)(b)	4,385,000	4,385,000
City of New York, GO, Series 2021-2, 3.90%, 05/07/2024 (a)(b)	5,000,000	5,000,000
Monroe County Industrial Development Corp., St. Ann's of Greater Rochester Obligated Group, Revenue, Refunding, Series 2019, 4.00%, 01/01/2030	800,000	722,639

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
New York — 7.5% (continued)
St. Ann's of Greater Rochester Obligated Group, Revenue, Refunding, Series 2019, 5.00%, 01/01/2040	13,200,000	11,329,225
Nassau County Tobacco Settlement Corp., Revenue, Series 2006 A-3, 5.13%, 06/01/2046	5,710,000	5,205,506
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue, Refunding, Series 2014, Class 3, 7.25%, 11/15/2044 (d)	2,000,000	2,011,561
New York State Dormitory Authority, St. Joseph's College, Revenue, Series 2021, 5.00%, 07/01/2051	1,750,000	1,545,990
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue, Refunding, Series 2017, 5.00%, 12/01/2031 (d)	1,000,000	953,740
Garnet Health Medical Center Obligated Group, Revenue, Refunding, Series 2017, 5.00%, 12/01/2032 (d)	1,100,000	1,040,522
Garnet Health Medical Center Obligated Group, Revenue, Refunding, Series 2017, 5.00%, 12/01/2037 (d)	2,000,000	1,755,668
New York State Dormitory Authority, Montefiore Obligated Group, Revenue, Refunding, Series 2018 A, 5.00%, 08/01/2024	5,000	4,992
Oneida Indian Nation of New York, Revenue, Series 2024 B, 6.00%, 09/01/2043 (d)	3,500,000	3,694,038
Suffolk Regional Off-Track Betting Co., Revenue, Series 2024, 5.75%, 12/01/2044	7,000,000	7,072,439
Revenue, Series 2024, 6.00%, 12/01/2053	16,000,000	16,150,445
Westchester County Local Development Corp., Westchester County Health Care Corp. Obligated Group, Revenue, Refunding, Series 2016, 3.75%, 11/01/2037	630,000	536,353
Westchester County Local Development Corp., Purchase Senior Learning Community Obligated Group, Revenue, Refunding, Series 2021 A, 5.00%, 07/01/2046 (d)	525,000	495,421
Purchase Senior Learning Community Obligated Group, Revenue, Refunding, Series 2021 A, 5.00%, 07/01/2056 (d)	4,385,000	4,000,363
		66,903,769

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
North Dakota — 0.8%
City of Horace, GO, Refunding, Series 2024 A, 5.38%, 05/01/2050	800,000	782,854
County of Ward, Trinity Health Obligated Group, Revenue, Series 2017 C, 5.00%, 06/01/2029	1,300,000	1,290,680
Trinity Health Obligated Group, Revenue, Series 2017 C, 5.00%, 06/01/2031	1,665,000	1,650,442
Trinity Health Obligated Group, Revenue, Series 2017 C, 5.00%, 06/01/2048	3,500,000	3,044,775
		6,768,751
Ohio — 8.1%
Buckeye Tobacco Settlement Financing Authority, Revenue, Senior Lien, Refunding, Series 2020 B-3, Class 2, 0.00%, 06/01/2057 (g)	53,200,000	5,257,623
County of Cuyahoga, Eliza Jennings Obligated Group, Revenue, Refunding, Series 2022 A, 5.00%, 05/15/2032	2,525,000	2,461,400
County of Hamilton, UC Health Obligated Group, Revenue, Series 2020, 4.00%, 09/15/2050	3,175,000	2,496,958
County of Hardin, Ohio Northern University, Revenue, Refunding, Series 2020, 4.00%, 05/01/2026	240,000	233,430
Ohio Northern University, Revenue, Refunding, Series 2020, 5.00%, 05/01/2030	1,000,000	986,462
County of Lucas, Promedica Healthcare Obligated Group, Revenue, Series 2015 B, 4.00%, 11/15/2045	810,000	614,175
County of Lucas, Promedica Healthcare Obligated Group, Revenue, Refunding, Series 2018 A, 5.25%, 11/15/2048	12,755,000	12,666,900
County of Muskingum, Genesis Healthcare System Obligated Group, Revenue, Series 2013, 5.00%, 02/15/2044	1,190,000	1,095,468
Genesis Healthcare System Obligated Group, Revenue, Series 2013, 5.00%, 02/15/2048	1,000,000	896,143
County of Washington, Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2022, 6.75%, 12/01/2052	11,700,000	12,585,200

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Ohio — 8.1% (continued)
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Revenue, Series 2009 C, 1.50%, 11/04/2025 (b)(f)	1,035,000	973,464
Ohio Air Quality Development Authority, AMG Vanadium LLC, Revenue, AMT, Series 2019, 5.00%, 07/01/2049 (d)	4,500,000	4,126,285
Southeastern Ohio Port Authority, Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2015, 5.00%, 12/01/2035	1,750,000	1,641,511
Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2015, 5.00%, 12/01/2043	6,695,000	5,796,167
Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2015, 5.50%, 12/01/2043	6,375,000	5,877,890
State of Ohio, University Hospitals Health System, Inc. Obligated Group, Revenue, Series 2015 C, 4.05%, 05/01/2024 (a)(b)	4,300,000	4,300,000
University Hospitals Health System, Inc. Obligated Group, Revenue, Refunding, Series 2014 B, 3.97%, 05/07/2024 (a)(b)	3,625,000	3,625,000
University Hospitals Health System, Inc. Obligated Group, Revenue, Refunding, Series 2015 A, 3.97%, 05/07/2024 (a)(b)	3,230,000	3,230,000
Summit County Development Finance Authority, UAkronPark, Inc., Revenue, Series 2023, 5.63%, 12/01/2048	800,000	843,239
UAkronPark, Inc., Revenue, Series 2023, 5.75%, 12/01/2053	1,400,000	1,477,959
		71,185,274
Oklahoma — 0.7%
Norman Regional Hospital Authority, Obligated Group, Revenue, Series 2019, 4.00%, 09/01/2045	630,000	504,886
Oklahoma Development Finance Authority, OU Medicine Obligated Group, Revenue, Series 2018 B, 5.00%, 08/15/2038	1,500,000	1,519,682

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Oklahoma — 0.7% (continued)
Tulsa Airports Improvement Trust, American Airlines, Inc., Revenue, AMT, Refunding, Series 2001 B, 5.50%, 12/01/2035	2,800,000	2,800,512
Tulsa Authority for Economic Opportunity, Increment District No. 8, Tax Allocation, Series 2021, 4.38%, 12/01/2041 (d)	1,980,000	1,752,065
		6,577,145
Oregon — 0.6%
Oregon State Facilities Authority, Portland Village School, Revenue, Series 2024 A, 6.75%, 12/15/2054 (d)	2,000,000	1,928,401
Portland Village School, Revenue, Series 2024 A, 7.00%, 12/15/2060 (d)	2,000,000	1,958,381
Yamhill County Hospital Authority, Friendsview Manor Obligated Group, Revenue, Refunding, Series 2016 A, 5.00%, 11/15/2046	2,290,000	1,845,004
		5,731,786
Pennsylvania — 2.9%
Bucks County Industrial Development Authority, Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2027	275,000	252,543
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2028	525,000	470,757
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2029	550,000	481,294
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2032	1,000,000	851,232
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2033	1,150,000	973,820
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2034	1,355,000	1,142,437
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2035	1,100,000	934,401
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2036	1,250,000	1,059,976
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2037	2,650,000	2,251,800
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2038	1,725,000	1,468,302

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Pennsylvania — 2.9% (continued)
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2039	2,930,000	2,472,265
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2040	3,000,000	2,514,075
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 4.00%, 07/01/2046	8,275,000	6,270,160
Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 4.00%, 07/01/2051	3,480,000	2,515,047
Pennsylvania Higher Educational Facilities Authority, Foundation for Indiana University of Pennsylvania Phase II Student Housing, Revenue, AGMC Insured, Series 2007 A, (3-month SOFR + 0.91%), 4.40%, 07/01/2039 (f)	500,000	436,055
St. Mary Hospital Authority, Trinity Health Corp. Obligated Group, Revenue, Series 2007 F, (3-month SOFR + 1.09%), 4.56%, 11/15/2034 (f)	2,035,000	1,911,521
		26,005,685
Puerto Rico — 1.3%
Children's Trust Fund, Revenue, Series 2002, 5.63%, 05/15/2043	295,000	298,638
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, San Juan Cruise Port LLC, Revenue, AMT, Series 2023 A-1, 6.75%, 01/01/2045	5,000,000	5,931,659
San Juan Cruise Port LLC, Revenue, AMT, Series 2023 A-2, 6.75%, 01/01/2045	5,000,000	5,931,659
		12,161,956
Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Revenue, Series 2007 A, 0.00%, 06/01/2052 (g)	5,500,000	950,098
Texas — 9.3%
Abilene Convention Center Hotel Development Corp., City of Abilene Abilene Convention Center, Revenue, First Lien, Series 2021 A, 4.00%, 10/01/2050	300,000	233,812
Arlington Higher Education Finance Corp., Cypress Christian School, Inc., Revenue, Series 2024, 5.75%, 06/01/2043 (d)	1,500,000	1,527,736

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Texas — 9.3% (continued)
City of Celina, Celina Hills Public Improvement District, Special Assessment, Series 2022, 4.88%, 09/01/2042 (d)	1,084,000	1,020,238
Special Assessment, Series 2024, 5.50%, 09/01/2044 (d)	475,000	472,204
Special Assessment, Series 2024, 5.75%, 09/01/2054 (d)	1,350,000	1,343,564
City of Dayton, Westpointe Villages Public Improvement District Improvement Area No. 2, Special Assessment, Junior Lien, Series 2024 B, 6.25%, 09/01/2054 (d)	1,250,000	1,198,678
Westpointe Villages Public Improvement District Improvement Area No. 2, Special Assessment, Senior Lien, Series 2024 A, 5.38%, 09/01/2044 (d)	610,000	579,371
Westpointe Villages Public Improvement District Improvement Area No. 2, Special Assessment, Senior Lien, Series 2024 A, 5.75%, 09/01/2054 (d)	900,000	858,666
City of Fate, Monterra Public Improvement District Improvement Area No. 2, Special Assessment, Series 2024, 5.38%, 08/15/2044 (d)	900,000	851,975
Monterra Public Improvement District Improvement Area No. 2, Special Assessment, Series 2024, 5.75%, 08/15/2054 (d)	1,350,000	1,280,883
City of Justin, Timberbrook Public Improvement District No. 2 Area No. 1, Special Assessment, Series 2024, 5.50%, 09/01/2044 (d)	580,000	581,069
Timberbrook Public Improvement District No. 2 Area No. 1, Special Assessment, Series 2024, 5.75%, 09/01/2053 (d)	1,000,000	1,001,672
City of Lago Vista, Tessera on Lake Travis Public Improvement District Improvement Area No. 3, Special Assessment, Series 2024, 6.00%, 09/01/2054 (d)	1,000,000	987,129
City of Plano, Collin Creek West Public Improvement District, Special Assessment, Series 2021, 4.00%, 09/15/2051 (d)	500,000	377,782
City of Princeton, Eastridge Public Improvement District Improvement Area No. 2, Special Assessment, Series 2023, 5.25%, 09/01/2043 (d)	1,000,000	965,770

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Texas — 9.3% (continued)
City of Seagoville, Santorini Public Improvement District Improvement Area No. 1, Special Assessment, Series 2024, 6.00%, 09/15/2044 (d)	2,100,000	2,025,791
Santorini Public Improvement District Improvement Area No. 1, Special Assessment, Series 2024, 6.25%, 09/15/2054 (d)	2,500,000	2,400,523
Santorini Public Improvement District Improvement Area, Special Assessment, Series 2024, 7.00%, 09/15/2054 (d)	5,000,000	4,757,220
Hidalgo County Regional Mobility Authority, Revenue, Senior Lien, Series 2022 A, 0.00%, 12/01/2048 (g)	7,130,000	1,938,171
Revenue, Senior Lien, Series 2022 A, 0.00%, 12/01/2052 (g)	1,075,000	222,376
Revenue, Senior Lien, Series 2022 A, 0.00%, 12/01/2054 (g)	5,000,000	915,340
Revenue, Senior Lien, Series 2022 A, 0.00%, 12/01/2055 (g)	6,100,000	1,053,181
Lubbock Educational Facilities Authority, Inc., Lubbock Christian University, Revenue, Refunding, Series 2016, 2.75%, 11/01/2031	2,585,000	2,011,950
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue, Refunding, Series 2021, 4.00%, 08/15/2041 (d)	200,000	166,969
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.00%, 01/01/2032	6,250,000	5,866,329
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.25%, 01/01/2042	10,050,000	8,750,300
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.50%, 01/01/2057	26,250,000	21,705,652
Olney Hamilton Hospital District, GO, Series 2024, 6.25%, 09/15/2054 (d)	16,500,000	17,042,005
Travis County Development Authority, Bella Fortuna Public Improvement District, Special Assessment, Series 2024, 5.38%, 09/01/2044 (d)	900,000	866,240
Bella Fortuna Public Improvement District, Special Assessment, Series 2024, 5.63%, 09/01/2051 (d)	765,000	730,606
		83,733,202

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Utah — 2.4%
Chelsey Public Infrastructure District No. 1, Assessment Area 1, Special Assessment, Series 2024, 7.00%, 12/01/2042 (d)	1,350,000	1,368,604
Firefly Public Infrastructure District No. 1, Assessment Area 1, Special Assessment, Series 2024 A-2, 5.63%, 12/01/2043 (d)	1,805,000	1,827,373
GO, Series 2024 A-1, 6.63%, 03/01/2054 (d)	3,645,000	3,686,008
Military Installation Development Authority, Military Recreation Assessment Area, Revenue, Series 2021 A-2, 4.00%, 06/01/2041	3,215,000	2,591,410
Military Recreation Assessment Area, Revenue, Series 2021 A-2, 4.00%, 06/01/2052	2,280,000	1,631,954
Utah Charter School Finance Authority, Ascent Academies of Utah, Revenue, Refunding, Series 2022, 5.00%, 06/15/2057 (d)	2,000,000	1,543,238
Utah Charter School Finance Authority, Freedom Academy Foundation, Revenue, Series 2021 A, 5.00%, 06/15/2052 (d)	3,895,000	3,222,893
Utah Charter School Finance Authority, Freedom Academy Foundation, Revenue, Refunding, Series 2017, 5.38%, 06/15/2048 (d)	4,820,000	4,315,927
Utah Infrastructure Agency, Revenue, Series 2021, 3.00%, 10/15/2045	1,000,000	671,248
		20,858,655
Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, United States Virgin Islands, Revenue, Refunding, Series 2014 C, 5.00%, 10/01/2030 (d)	2,500,000	2,437,691
Virginia — 0.5%
Tobacco Settlement Financing Corp., Revenue, Senior Lien, Series 2007 B-1, 5.00%, 06/01/2047	2,750,000	2,534,241
Virginia College Building Authority, Marymount University, Revenue, Refunding, Series 2015 A, 5.00%, 07/01/2045 (d)	1,000,000	908,726
Virginia College Building Authority, Marymount University, Revenue, Series 2015 B, 5.00%, 07/01/2045 (d)	1,000,000	908,726
		4,351,693

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Washington — 1.4%
King County Public Hospital District No. 4, Revenue, Series 2015 A, 6.25%, 12/01/2045	1,300,000	1,289,681
Washington State Housing Finance Commission, Provident Group-SH I Properties LLC, Revenue, Series 2024, 5.00%, 07/01/2054	4,305,000	4,334,450
Provident Group-SH I Properties LLC, Revenue, Series 2024, 5.50%, 07/01/2059	6,500,000	6,775,591
		12,399,722
Wisconsin — 10.3%
Public Finance Authority, Bonnie Cone Classical Academy, Inc., Revenue, Series 2021 A, 4.00%, 06/15/2040 (d)	2,020,000	1,687,080
Southeastern Regional Medical Center Obligated Group, Revenue, Refunding, Series 2021 A, 4.00%, 02/01/2041	5,145,000	3,994,297
Coral Academy of Science Las Vegas, Revenue, Series 2021 A, 4.00%, 07/01/2041	1,000,000	847,727
Washoe Barton Medical Clinic, Revenue, Refunding, Series 2021 A, 4.00%, 12/01/2041 (d)	250,000	206,630
Rider University A New Jersey Non-Profit Corp., Revenue, Refunding, Series 2021 A, 4.50%, 07/01/2048‡ (d)(h)	6,920,000	5,477,829
Bonnie Cone Classical Academy, Inc., Revenue, Series 2021 A, 4.00%, 06/15/2050 (d)	1,500,000	1,120,973
Southeastern Regional Medical Center Obligated Group, Revenue, Refunding, Series 2021 A, 4.00%, 02/01/2051	2,000,000	1,386,494
UNC Health Appalachian Obligated Group, Revenue, Series 2021 A, 4.00%, 07/01/2051	1,675,000	1,233,547
Bonnie Cone Classical Academy, Inc., Revenue, Series 2021 A, 4.00%, 06/15/2056 (d)	2,445,000	1,754,496
Foundation of The University of North Carolina at Charlotte, Inc. (The), Revenue, Series 2021 A, 4.00%, 09/01/2056 (d)	1,595,000	1,110,480
Public Finance Authority, WFCS Holdings LLC, Revenue, Series 2020 A-1, 5.00%, 01/01/2055 (d)	1,500,000	1,238,226
Public Finance Authority, Guilford College, Revenue, Refunding, Series 2016, 5.00%, 01/01/2027	830,000	822,805

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Wisconsin — 10.3% (continued)
Public Finance Authority, KIPP Charlotte, Inc. Obligated Group, Revenue, Series 2020 A, 5.00%, 10/15/2050 (d)	1,000,000	876,516
Public Finance Authority, Revenue, Series 2023-1, Class A, 5.75%, 07/01/2062	5,000,000	5,360,447
Public Finance Authority, Southeast Overtown Park West Community Redevelopment Agency, Tax Allocation, Series 2024 A, 5.00%, 06/01/2041 (d)	9,000,000	8,957,525
Public Finance Authority, Dominium Holdings I LLC, Revenue, Series 2024-1, Class B-1, 6.81%, 04/28/2036 (d)	27,155,000	27,145,379
Public Finance Authority, Southeast Overtown Park West Community Redevelopment Agency, Tax Allocation, Series 2024 B, 8.00%, 06/15/2042 (d)	21,000,000	20,620,790
Public Finance Authority, Austin FBO LLC, Revenue, AMT, Mandatory Put, Series 2018 A, 7.05%, 09/01/2027 (b)(d)(f)	250,000	244,000
Wisconsin Health & Educational Facilities Authority, Cedar Crest, Inc. Obligated Group, Revenue, Refunding, Series 2022 A, 4.75%, 04/01/2057	2,920,000	2,104,635
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System Obligated Group, Revenue, Refunding, Series 2017 C, 3.25%, 02/15/2033	1,020,000	888,965
Marshfield Clinic Health System Obligated Group, Revenue, Refunding, Series 2017 C, 3.50%, 02/15/2036	620,000	534,939
Wisconsin Health & Educational Facilities Authority, Wisconsin Masonic Home Obligated Group, Revenue, Series 2024 A, 5.75%, 08/15/2059	3,000,000	3,013,576
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System Obligated Group, Revenue, Series 2016 A, 3.50%, 02/15/2046	490,000	358,503
		90,985,859
Total Municipal Bonds (Cost $996,320,114)		1,000,101,131

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Shares	Value ($)
Short-Term Investments — 0.0% (c)
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (i) (Cost $343,060)	343,060	343,060
Total Investments — 112.4% (Cost $996,663,174)		1,000,444,191
Liabilities in Excess of Other Assets — (12.4)%		(110,396,532)
Net Assets — 100.0%		890,047,659

‡  Value determined using significant unobservable inputs.

(a)  Variable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

(b)  Security with "Put" features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2024.

(c)  Represents less than 0.05% of net assets.

(d)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at April 30, 2024 amounted to $464,095,085, which represents approximately 52.14% of net assets of the Fund.

(e)  When-issued security.

(f)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2024.

(g)  Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)  Represents a security that is subject to legal or contractual restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $7,975,384, which represents approximately 0.90% of net assets of the Fund.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
New Jersey Educational Facilities Authority, Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F	02/27/24	$2,537,828	$76.85
Public Finance Authority, Rider University A New Jersey Non-Profit Corp., Revenue, Refunding, Series 2021 A	01/19/24 - 02/07/24	5,513,009	79.16
Total		$8,050,837

(i)  Represents 7-day effective yield as of April 30, 2024.

Abbreviations

AGMC  — Insured by Assured Guaranty Municipal Corp.

AMT  — Alternative Money Tax

GO  — General Obligation

SOFR  — Secured Overnight Financing Rate

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,961,343
Aggregate gross unrealized depreciation	(8,180,326)
Net unrealized appreciation	$3,781,017
Federal income tax cost	$996,663,174

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund

Fund Overview

Data as of April 30, 2024 (unaudited)

Investment Objective

The First Eagle Short Duration High Yield Municipal Fund seeks to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund's primary objective.

Average Annual Returns^ (%)		Since Inception (1/2/2024)
First Eagle Short Duration High Yield Municipal Fund	Class I	2.03
S&P Short Duration Municipal Yield Index		0.75
S&P Municipal Bond Index		-1.16

Asset Allocation* (%)

Bond Credit Quality* (%)

AA	3.1
A	0.9
BBB	9.9
BB or lower	18.0
N/R (not rated)	10.1
N/A (not applicable)	58.0

Portfolio Composition* (%)

Economic/Industrial Development	13.1
Hospital	12.9
Higher Education	11.4
Charter School	11.3
Public Transportation	9.5
Tax Increment Financing	5.6
Community Development District	4.6
Special Assessment Financing	4.2
Continuing Care Retirement Community	3.8
Nursing Home	3.3
General Obligation Hospital/Health District	3.2
Indian Tribal Bond	3.2
Gas Forward Contract	2.3
Not-For-Profit Cultural Organization	2.1

Portfolio Composition* (%) (continued)

Secondary Education	2.1
Local Multi-Family Housing	1.9
Sales & Excise Tax	1.9
Public Power System	1.8
Tobacco Master Settlement Agreement	0.9
Student Housing	0.4
Toll Highway/Bridge/Tunnel	0.4
Short-Term Investments	0.1

States and Territories* (%)

Florida	20.7
Texas	14.9
Maryland	9.1
New York	7.9
Georgia	6.1
Oklahoma	5.6
Wisconsin	5.0
Illinois	4.7
Michigan	4.3
Pennsylvania	4.0
California	3.2
Nevada	2.6
Indiana	2.5
Colorado	2.0
Virginia	1.6
Missouri	1.4
Ohio	1.4
Mississippi	1.1
Arizona	0.9
New Jersey	0.5
Louisiana	0.4
Short-Term Investments	0.1

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Bond Credit Quality, Portfolio Composition and States and Territories percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less, long-term commercial paper (0.0% of total investments) that settles in 91 days or greater and other short-term investments (0.1% of total investments), such as U.S. treasury bills or money market funds.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. It tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT). One cannot invest directly in an index.

The S&P Short Duration Municipal Yield Index measures the market-value-weighted performance of bonds issued by state and local municipalities in the U.S. and its territories with a minimum maturity of 6 months and a maximum maturity of 4 years. One cannot invest directly in an index.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Municipal Bonds — 102.8%
Arizona — 0.9%
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Obligated Group, Revenue, Refunding, Series 2021 A, 4.00%, 07/15/2028 (a)	200,000	195,482
California — 3.3%
California Statewide Financing Authority, TSR Multi-County Special Purpose Trust, Revenue, Series 2002 A, 6.00%, 05/01/2043	200,000	204,420
Palomar Health, Palomar Health Obligated Group, Revenue, Refunding, Series 2016, 5.00%, 11/01/2036	500,000	479,395
		683,815
Colorado — 2.0%
Colorado Health Facilities Authority, BSLC Obligated Group, Revenue, Refunding, Series 2018 A-1, 5.00%, 03/15/2025	325,000	324,298
Pueblo Urban Renewal Authority, City of Pueblo Sales Tax, Revenue, Series 2017, 5.00%, 06/01/2036	100,000	97,151
		421,449
Florida — 21.6%
Capital Trust Agency, Inc., Franklin Academy Obligated Group, Revenue, Series 2020, 4.00%, 12/15/2024 (a)	385,000	381,386
Marie Selby Botanical Gardens, Inc. (The), Revenue, Series 2021, 4.00%, 06/15/2031 (a)	500,000	457,276
Florida Development Finance Corp., Waste Pro USA, Inc., Revenue, AMT, Series 2019, 5.00%, 05/01/2029 (a)	140,000	139,633
AAF Operations Holdings LLC, Revenue, AMT, Refunding, Series 2024, 12.00%, 07/15/2028 (a)(b)(c)	1,000,000	1,030,000
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2019 A, 6.50%, 01/01/2029 (a)(b)(c)	1,000,000	1,011,354
Majorca Isles Community Development District, Special Assessment, Series 2015, 5.00%, 05/01/2025	165,000	165,283
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc. Obligated Group, Revenue, Series 2014, 5.00%, 08/01/2024	500,000	500,176
Pine Island Community Development District, Special Assessment, Series 2004, 5.75%, 05/01/2035	675,000	675,015
First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Florida — 21.6% (continued)
Sawgrass Village Community Development District, Assessment Area 3, Special Assessment, Series 2024, 4.70%, 05/01/2031 (a)	100,000	99,369
Villages of Westport Community Development District, Assessments, Special Assessment, Series 2005 A, 5.70%, 05/01/2035	45,000	45,002
		4,504,494
Georgia — 6.2%
Development Authority of Burke County (The), Georgia Power Co., Revenue, Refunding, Series 2018, 4.25%, 05/01/2024 (c)(d)	150,000	150,000
Development Authority of The City of Marietta, Life University, Inc., Revenue, Refunding, Series 2017 A, 5.00%, 11/01/2027 (a)	500,000	502,367
George L Smith II Congress Center Authority, Signia Hotel Management LLC, Revenue, Second Tier, Series 2021 B, 3.63%, 01/01/2031 (a)	185,000	172,757
Main Street Natural Gas, Inc., Revenue, Mandatory Put, Series 2022 C, 4.00%, 11/1/2027 (a)(b)(c)	500,000	485,345
		1,310,469
Illinois — 4.8%
Chicago Board of Education, Dedicated Capital Improvement Tax, Revenue, Series 2018, 5.00%, 04/01/2037	435,000	447,521
Illinois Finance Authority, Acero Charter Schools, Inc. Obligated Group, Revenue, Refunding, Series 2021, 4.00%, 10/01/2028 (a)	580,000	562,060
		1,009,581
Indiana — 2.6%
Indiana Finance Authority, Rock Creek Community Academy, Inc., Revenue, Series 2018 A-1, 5.88%, 07/01/2038 (a)	540,000	539,516
Louisiana — 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Provident Group — ULM Properties LLC, Revenue, Series 2019 A, 5.00%, 07/01/2039 (a)	100,000	91,523
Maryland — 9.3%
County of Frederick, Mount St Mary's University, Inc., Revenue, Refunding, Series 2017 A, 5.00%, 09/01/2032 (a)	740,000	740,310

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Maryland — 9.3% (continued)
County of Prince George's, Westphalia Town Center Development District, Tax Allocation, Series 2018, 5.00%, 07/01/2030 (a)	1,200,000	1,214,493
		1,954,803
Michigan — 4.4%
Flint Hospital Building Authority, Hurley Medical Center, Revenue, Refunding, Series 2020, 5.00%, 07/01/2026	500,000	497,745
Michigan Finance Authority, Aquinas College, Revenue, Refunding, Series 2021, 4.00%, 05/01/2031	500,000	437,948
		935,693
Mississippi — 1.2%
Mississippi Business Finance Corp., Mississippi Power Co., Revenue, First Series, AMT, Series 2022, 4.00%, 05/01/2024 (c)(d)	240,000	240,000
Missouri — 1.4%
Grindstone Plaza Transportation Development District, Revenue, Series 2006 A, 5.40%, 10/01/2026	305,000	301,625
Nevada — 2.7%
City of Las Vegas, Special Improvement District No. 812, Special Assessment, Series 2015, 5.00%, 12/01/2031	555,000	556,498
New Jersey — 0.5%
New Jersey Economic Development Authority, United Airlines, Inc., Revenue, AMT, Refunding, Series 2012, 5.75%, 09/15/2027	100,000	100,059
New York — 8.2%
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue, Refunding, Series 2014, Class 3, 7.25%, 11/15/2044 (a)	500,000	502,890
New York State Dormitory Authority, Montefiore Obligated Group, Revenue, Refunding, Series 2018 A, 5.00%, 08/01/2024	250,000	249,618
New York Transportation Development Corp., American Airlines, Inc., Revenue, AMT, Refunding, Series 2020, 5.25%, 08/01/2031	250,000	262,264
Suffolk Regional Off-Track Betting Co., Revenue, Series 2024, 6.00%, 12/01/2053	675,000	681,347
		1,696,119

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Ohio — 1.5%
County of Hardin, Ohio Northern University, Revenue, Refunding, Series 2020, 4.00%, 05/01/2026	100,000	97,262
State of Ohio, University Hospitals Health System, Inc. Obligated Group, Revenue, Series 2015 C, 4.05%, 05/01/2024 (c)(d)	200,000	200,000
		297,262
Oklahoma — 5.7%
Oklahoma Development Finance Authority, OU Medicine Obligated Group, Revenue, Series 2018 B, 5.00%, 08/15/2027	500,000	508,420
Tulsa Airports Improvement Trust, American Airlines, Inc., Revenue, AMT, Refunding, Series 2001 B, 5.50%, 12/01/2035	700,000	700,128
		1,208,548
Pennsylvania — 4.1%
Bucks County Industrial Development Authority, Grand View Hospital/Sellersville Obligated Group, Revenue, Series 2021, 5.00%, 07/01/2027	200,000	183,667
St. Mary Hospital Authority, Trinity Health Corp. Obligated Group, Revenue, Series 2007 F, (3-month SOFR + 1.09%) 4.56%, 11/15/2034 (b)	715,000	671,615
		855,282
Texas — 15.3%
Abilene Convention Center Hotel Development Corp., City of Abilene Abilene Convention Center, Revenue, Second Lien, Series 2021 B, 3.75%, 10/01/2031 (a)	500,000	450,206
Arlington Higher Education Finance Corp., Newman International Academy, Revenue, Series 2021 A, 4.00%, 08/15/2031	350,000	323,289
City of Houston, Airport System, United Airlines, Inc., Revenue, AMT, Series 2018, 5.00%, 07/15/2028	500,000	509,949
Hidalgo County Regional Mobility Authority, Revenue, Junior Lien, Refunding, Series 2022 B, 4.00%, 12/01/2038	100,000	92,658
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue, Refunding, Series 2021, 4.00%, 08/15/2025 (a)	440,000	435,443
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.00%, 01/01/2032	750,000	703,959

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Investments	Principal Amount ($)	Value ($)
Texas — 15.3% (continued)
Reagan Hospital District of Reagan County, GO, Series 2014 A, 5.00%, 02/01/2029	700,000	695,048
		3,210,552
Virginia — 1.6%
Lower Magnolia Green Community Development Authority, Special Assessment, Series 2015, 4.00%, 03/01/2025 (a)	345,000	342,024
Wisconsin — 5.1%
Public Finance Authority, Guilford College, Revenue, Refunding, Series 2016, 5.00%, 01/01/2026	685,000	675,855
Dominium Holdings I LLC, Revenue, Series 2024-1, Class B-1, 6.81%, 04/28/2036 (a)	400,000	399,858
		1,075,713
Total Municipal Bonds (Cost $21,446,222)		21,530,507
Investments	Shares
Short-Term Investments — 0.1%
Investment Companies — 0.1%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.33% (e) (Cost $23,763)	23,763	23,763
Total Investments — 102.9% (Cost $21,469,985)		21,554,270
Liabilities in Excess of Other Assets — (2.9%)		(612,826)
Net Assets — 100.0%		20,941,444

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at April 30, 2024 amounted to $9,753,292, which represents approximately 46.57% of net assets of the Fund.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of April 30, 2024.

(c)  Security with "Put" features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2024.

(d)  Variable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

(e)  Represents 7-day effective yield as of April 30, 2024.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Short Duration High Yield Municipal Fund | Schedule of Investments | April 30, 2024 (unaudited)

Abbreviations

AMT  — Alternative Money Tax

GO  — General Obligation

SOFR  — Secured Overnight Financing Rate

As of April 30, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$145,091
Aggregate gross unrealized depreciation	(60,806)
Net unrealized appreciation	$84,285
Federal income tax cost of investments	$21,469,985

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$29,372,748,406	$8,046,640,767
Investments in affiliates	2,530,205,691	327,054,876
Gold bullion	2,786,031,545	534,673,298
Silver bullion	—	—
Investments, at Value (Note 1)
Investments in non-affiliates	42,758,852,051	10,485,840,110
Investments in affiliates	2,331,826,832	438,665,352
Gold bullion	6,132,020,318	1,401,246,132
Silver bullion	—	—
Unrealized appreciation on forward foreign currency exchange contracts	40,659,452	21,966,333
Receivable for investment securities sold	—	—
Foreign tax reclaims receivable	42,507,370	19,446,290
Receivable for Fund shares sold	42,892,481	10,304,165
Accrued interest and dividends receivable	127,232,668	58,795,467
Investment for trustee deferred compensation plan (Note 2)	7,271,300	3,292,919
Due from advisor	—	—
Other assets	1,011,657	446,955
Total Assets	51,484,274,129	12,440,003,723
Liabilities
Investment advisory fees payable (Note 2)	31,999,279	7,648,659
Payable for investment securities purchased	11,004,440	2,627,469
Distribution fees payable (Note 3)	3,864,200	333,932
Administrative fees payable (Note 2)	744,141	174,215
Trustee deferred compensation plan (Note 2)	7,271,300	3,292,919
Service fees payable (Note 3)	312,228	14,157
Trustee fees payable	191,752	59,018
IRS compliance fees for foreign withholding tax claims payable	20,941,890	37,211,235
Payable for Fund shares redeemed	32,175,767	13,365,141
Accrued expenses and other liabilities	10,824,815	3,770,702
Total Liabilities	119,329,812	68,497,447
Commitments and contingent liabilities^	—	—
Net Assets	$51,364,944,317	$12,371,506,276
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$777,232	$485,662
Capital surplus	33,700,723,230	9,056,992,509
Total distributable earnings (losses)	17,663,443,855	3,314,028,105
Net Assets	$51,364,944,317	$12,371,506,276

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$687,344,297	$1,213,522,217
Investments in affiliates	—	152,047,160
Gold bullion	76,000,336	322,905,396
Silver bullion	—	9,739,663
Investments, at Value (Note 1)
Investments in non-affiliates	1,105,811,125	1,730,837,793
Investments in affiliates	—	165,719,563
Gold bullion	161,127,602	408,815,002
Silver bullion	—	21,209,567
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	—	25,365,183
Foreign tax reclaims receivable	19,118	600,661
Receivable for Fund shares sold	286,551	2,893,480
Accrued interest and dividends receivable	1,079,354	63,432
Investment for trustee deferred compensation plan (Note 2)	4,033,936	319,537
Due from advisor	4	—
Other assets	16,506	21,765
Total Assets	1,272,374,196	2,355,845,983
Liabilities
Investment advisory fees payable (Note 2)	796,140	1,471,670
Payable for investment securities purchased	479,813	16,962,661
Distribution fees payable (Note 3)	141,104	197,738
Administrative fees payable (Note 2)	36,962	45,580
Trustee deferred compensation plan (Note 2)	4,033,936	319,537
Service fees payable (Note 3)	6,290	23,742
Trustee fees payable	6,161	7,903
IRS compliance fees for foreign withholding tax claims payable	—	—
Payable for Fund shares redeemed	687,525	4,286,327
Accrued expenses and other liabilities	392,945	818,684
Total Liabilities	6,580,876	24,133,842
Commitments and contingent liabilities^	—	—
Net Assets	$1,265,793,320	$2,331,712,141
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$62,542	$91,343
Capital surplus	701,542,605	2,251,638,590
Total distributable earnings (losses)	564,188,173	79,982,208
Net Assets	$1,265,793,320	$2,331,712,141

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$14,073,437,221		$1,410,322,036
Shares outstanding	213,599,455		56,639,562
Net asset value per share and redemption proceeds per share	$65.89		$24.90
Offering price per share (NAV per share plus maximum sales charge)**	$69.36	(1)	$26.21	(1)
Class C
Net assets	$1,480,561,669		$67,240,577
Shares outstanding	23,553,589		2,847,301
Net asset value per share and redemption proceeds per share	$62.86		$23.62
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$62.23		$23.38
Class I
Net assets	$33,419,262,252		$9,488,231,255
Shares outstanding	504,020,850		371,185,402
Net asset value per share and redemption proceeds per share	$66.31		$25.56
Class R6
Net assets	$2,391,683,175		$1,405,712,408
Shares outstanding	36,057,859		54,990,216
Net asset value per share and redemption proceeds per share	$66.33		$25.56

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

^  See Note 2 in the Notes to the Consolidated Financial Statements

**  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and R6 have no front-end sales charges.

(2)  The maximum CDSC is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$582,917,754		$603,018,634
Shares outstanding	29,128,772		24,057,814
Net asset value per share and redemption proceeds per share	$20.01		$25.07
Offering price per share (NAV per share plus maximum sales charge)**	$21.06	(1)	$26.39	(1)
Class C
Net assets	$29,367,620		$112,191,623
Shares outstanding	1,563,240		4,951,745
Net asset value per share and redemption proceeds per share	$18.79		$22.66
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$18.60		$22.43
Class I
Net assets	$616,476,368		$1,447,096,332
Shares outstanding	30,045,014		55,817,502
Net asset value per share and redemption proceeds per share	$20.52		$25.93
Class R6
Net assets	$37,031,578		$169,405,552
Shares outstanding	1,805,220		6,516,109
Net asset value per share and redemption proceeds per share	$20.51		$26.00

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle Rising Dividend Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$1,461,382,973	$311,363,161
Investments in affiliates	—	—
Gold bullion	64,357,110	—
Investments, at Value (Note 1)
Investments in non-affiliates	1,562,312,226	391,502,480
Investments in affiliates	—	—
Gold bullion	119,814,964	—
Cash	17,417	—
Unrealized appreciation on forward foreign currency exchange contracts	876,755	—
Receivable for investment securities sold	2,299,070	2,392,399
Foreign tax reclaims receivable	2,234,311	202,169
Receivable for Fund shares sold	2,850,337	136,100
Accrued interest and dividends receivable	10,854,590	542,139
Investment for trustee deferred compensation plan (Note 2)	824,137	1,624,699
Due from advisor	—	54,486
Other assets	75,314	4,128
Total Assets	1,702,159,121	396,458,600
Liabilities
Investment advisory fees payable (Note 2)	1,047,376	164,582
Option contracts written, at value (premiums received $2,530,287, $—, $— and $—, respectively)	2,915,696	—
Payable for investment securities purchased	—	—
Distribution fees payable (Note 3)	180,003	58,940
Administrative fees payable (Note 2)	69,824	40,101
Trustee deferred compensation plan (Note 2)	824,137	1,624,699
Service fees payable (Note 3)	15,845	1,320
Trustee fees payable	5,478	2,013
IRS compliance fees for foreign withholding tax claims payable	276,252	—
Payable for dividends to shareholders	436,628	—
Payable for Fund shares redeemed	3,087,986	360,031
Accrued expenses and other liabilities	524,533	343,040
Total Liabilities	9,383,758	2,594,726
Commitments and contingent liabilities^	—	—
Net Assets	$1,692,775,363	$393,863,874
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$132,330	$16,490
Capital surplus	1,523,623,199	308,185,319
Total distributable earnings (losses)	169,019,834	85,662,065
Net Assets	$1,692,775,363	$393,863,874

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund	First Eagle U.S. Smid Cap Opportunity Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$1,597,777,014	$30,101,009
Investments in affiliates	10,466,588	—
Gold bullion	—	—
Investments, at Value (Note 1)
Investments in non-affiliates	1,781,481,694	35,741,155
Investments in affiliates	6,903,139	—
Gold bullion	—	—
Cash	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	3,587,193	9,340
Foreign tax reclaims receivable	—	—
Receivable for Fund shares sold	7,222,981	23,677
Accrued interest and dividends receivable	1,073,750	9,573
Investment for trustee deferred compensation plan (Note 2)	1,010,012	98,032
Due from advisor	40,863	21,338
Other assets	14,836	1,501
Total Assets	1,801,334,468	35,904,616
Liabilities
Investment advisory fees payable (Note 2)	1,263,270	22,021
Option contracts written, at value (premiums received $2,530,287, $—, $— and $—, respectively)	—	—
Payable for investment securities purchased	5,993,206	111,461
Distribution fees payable (Note 3)	19,296	49
Administrative fees payable (Note 2)	109,569	5,659
Trustee deferred compensation plan (Note 2)	1,010,012	98,032
Service fees payable (Note 3)	—	—
Trustee fees payable	—	—
IRS compliance fees for foreign withholding tax claims payable	—	—
Payable for dividends to shareholders	—	—
Payable for Fund shares redeemed	1,530,248	—
Accrued expenses and other liabilities	110,340	123,060
Total Liabilities	10,035,941	360,282
Commitments and contingent liabilities^	—	—
Net Assets	$1,791,298,527	$35,544,334
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$184,045	$3,370
Capital surplus	1,703,733,169	30,565,169
Total distributable earnings (losses)	87,381,313	4,975,795
Net Assets	$1,791,298,527	$35,544,334

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle Rising Dividend Fund
Class A
Net assets	$643,979,400		$262,650,283
Shares outstanding	50,218,522		11,068,417
Net asset value per share and redemption proceeds per share	$12.82		$23.73
Offering price per share (NAV per share plus maximum sales charge)*	$13.49	(1)	$24.98	(1)
Class C
Net assets	$76,049,553		$6,083,304
Shares outstanding	5,891,614		444,586
Net asset value per share and redemption proceeds per share	$12.91		$13.68
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$12.78		$13.54
Class I
Net assets	$904,871,341		$117,808,119
Shares outstanding	70,894,215		4,685,495
Net asset value per share and redemption proceeds per share	$12.76		$25.14
Class R6
Net assets	$67,875,069		$7,322,168
Shares outstanding	5,325,971		291,268
Net asset value per share and redemption proceeds per share	$12.74		$25.14

^  See Note 2 in the Notes to the Consolidated Financial Statements

*  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge. With respect to the First Eagle Global Income Builder Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and R6 have no front-end sales charges.

(2)  The maximum CDSC is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund		First Eagle U.S. Smid Cap Opportunity Fund
Class A
Net assets	$91,820,250		$276,584
Shares outstanding	9,466,426		26,711
Net asset value per share and redemption proceeds per share	$9.70		$10.35
Offering price per share (NAV per share plus maximum sales charge)*	$10.21	(1)	$10.89	(1)
Class C
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$—		$—
Class I
Net assets	$1,606,915,484		$35,214,657
Shares outstanding	165,075,509		3,338,188
Net asset value per share and redemption proceeds per share	$9.73		$10.55
Class R6
Net assets	$92,562,793		$53,093
Shares outstanding	9,503,103		5,200
Net asset value per share and redemption proceeds per share	$9.74		$10.21

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities (continued)

	First Eagle Global Real Assets Fund*	First Eagle High Yield Municipal Fund**
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$12,909,679	$996,663,174
Gold bullion	348,267	—
Investments, at Value (Note 1)
Investments in non-affiliates	13,328,762	1,000,444,191
Gold bullion	451,231	—
Receivable for investment securities sold	23	—
Foreign tax reclaims receivable	4,224	—
Receivable for Fund shares sold	133,621	25,174,570
Accrued interest and dividends receivable	23,637	11,649,858
Investment for trustee deferred compensation plan (Note 2)	116,878	—
Due from advisor	64,356	247,953
Other assets	2,225	3,578
Total Assets	14,124,957	1,037,520,150
Liabilities
Investment advisory fees payable (Note 2)	6,982	291,876
Due to custodian	48	—
Payable for investment securities purchased	509,975	145,343,934
Distribution fees payable (Note 3)	392	64,585
Administrative fees payable (Note 2)	25,765	4,775
Trustee deferred compensation plan (Note 2)	116,878	—
Service fees payable (Note 3)	—	4,103
Trustee fees payable	13	—
Payable for dividends to shareholders	—	44,140
Payable for Fund shares redeemed	—	1,682,826
Accrued expenses and other liabilities	117,923	36,252
Total Liabilities	777,976	147,472,491
Commitments and contingent liabilities^	—	—
Net Assets	$13,346,981	$890,047,659
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$1,261	$107,732
Capital surplus	12,679,643	1,017,553,431
Total distributable earnings (losses)	666,077	(127,613,504)
Net Assets	$13,346,981	$890,047,659

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

First Eagle Short Duration High Yield Municipal Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$21,469,985
Gold bullion	—
Investments, at Value (Note 1)
Investments in non-affiliates	21,554,270
Gold bullion	—
Receivable for investment securities sold	—
Foreign tax reclaims receivable	—
Receivable for Fund shares sold	252,516
Accrued interest and dividends receivable	307,742
Investment for trustee deferred compensation plan (Note 2)	—
Due from advisor	38,045
Other assets	2,341
Total Assets	22,154,914
Liabilities
Investment advisory fees payable (Note 2)	7,143
Due to custodian	—
Payable for investment securities purchased	980,000
Distribution fees payable (Note 3)	319
Administrative fees payable (Note 2)	6,823
Trustee deferred compensation plan (Note 2)	—
Service fees payable (Note 3)	—
Trustee fees payable	2,060
Payable for dividends to shareholders	—
Payable for Fund shares redeemed	9,264
Accrued expenses and other liabilities	207,861
Total Liabilities	1,213,470
Commitments and contingent liabilities^	—
Net Assets	$20,941,444
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$2,083
Capital surplus	20,852,791
Total distributable earnings (losses)	86,570
Net Assets	$20,941,444

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Assets and Liabilities (continued)

	First Eagle Global Real Assets Fund*		First Eagle High Yield Municipal Fund**
Class A
Net assets	$1,866,127		$274,183,712
Shares outstanding	175,112		33,175,210
Net asset value per share and redemption proceeds per share	$10.66		$8.26
Offering price per share (NAV per share plus maximum sales charge)***	$11.22	(1)	$8.47	(2)
Class C
Net assets	$—		$21,733,807
Shares outstanding	—		2,631,649
Net asset value per share and redemption proceeds per share	$—		$8.26
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$—		$8.18
Class I
Net assets	$10,354,449		$592,484,251
Shares outstanding	979,275		71,726,359
Net asset value per share and redemption proceeds per share	$10.57		$8.26
Class R6
Net assets	$1,126,405		$1,645,889
Shares outstanding	106,567		198,660
Net asset value per share and redemption proceeds per share	$10.57		$8.29	(4)

*  First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Real Asset Cayman Fund, Ltd.

**  First Eagle High Yield Municipal Fund was known as First Eagle High Income Fund prior to December 27, 2023.

***  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge. With respect to the First Eagle High Yield Municipal Fund and the First Eagle Short Duration High Yield Municipal Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

^  See Note 2 in the Notes to the Consolidated Financial Statements

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and R6 have no front-end sales charges.

(2)  The maximum sales charge is 2.50% for Class A shares. Classes C, I and R6 have no front-end sales charges.

(3)  The maximum CDSC is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

(4)  Net asset value may not recalculate due to rounding of fractional shares.

  See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Short Duration High Yield Municipal Fund
Class A
Net assets	$1,584,254
Shares outstanding	157,435
Net asset value per share and redemption proceeds per share	$10.06
Offering price per share (NAV per share plus maximum sales charge)***	$10.32	(2)
Class C
Net assets	$—
Shares outstanding	—
Net asset value per share and redemption proceeds per share	$—
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$—
Class I
Net assets	$18,336,684
Shares outstanding	1,824,375
Net asset value per share and redemption proceeds per share	$10.05
Class R6
Net assets	$1,020,506
Shares outstanding	101,407
Net asset value per share and redemption proceeds per share	$10.06

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $170,004, $53,255, $— and $— foreign taxes withheld)	$127,120,830	$14,953,423
Dividends from:
Non-affiliates (net of $29,539,766, $15,283,240, $55,410 and $1,807,173 foreign taxes withheld)	496,455,898	158,697,042
Affiliated issuers (net of $112,900, $1,330,798, $— and $183,749 foreign taxes withheld)	22,325,586	3,983,799
Total Income	645,902,314	177,634,264
Expenses
Investment advisory fees (Note 2)	187,085,657	46,173,062
Distributions fees (Note 3)
Class A	17,236,073	1,759,646
Class C	5,727,348	272,214
Class R3	10,962	354
Class R4	587	1,635
Shareholder servicing agent fees	18,534,836	5,420,838
Service fees (Note 3)
Class C	1,909,116	90,738
Class R3	4,348	141
Administrative fees (Note 2)	1,872,838	523,944
Professional fees	477,558	284,309
Custodian and accounting fees	2,988,773	1,115,446
Shareholder reporting fees	927,905	295,861
Trustees' fees	984,855	266,309
Registration and filing fees	379,660	180,004
Other expenses	506,981	139,698
Total Expenses	238,647,497	56,524,199
Expense waiver (Note 2)	—	—
Expense reductions due to earnings credits (Note 1)	(760,966)	(106,632)
Net Expenses	237,886,531	56,417,567
Net Investment Income (Note 1)	408,015,783	121,216,697
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	1,185,388,323	140,963,389
Transactions from investments in affiliates	—	—
Commodity related transactions	92,192,754	113,187,060
Settlement of foreign currency and foreign currency transactions	(787,941)	(554,494)
Settlement of forward foreign currency exchange contracts	32,114,223	18,724,784
	1,308,907,359	272,320,739

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $170,004, $53,255, $— and $— foreign taxes withheld)	$3,780,221	$995,269
Dividends from:
Non-affiliates (net of $29,539,766, $15,283,240, $55,410 and $1,807,173 foreign taxes withheld)	10,240,756	15,683,964
Affiliated issuers (net of $112,900, $1,330,798, $— and $183,749 foreign taxes withheld)	—	1,036,632
Total Income	14,020,977	17,715,865
Expenses
Investment advisory fees (Note 2)	4,615,173	8,227,113
Distributions fees (Note 3)
Class A	715,524	705,596
Class C	113,641	402,135
Class R3	63	1,026
Class R4	15	509
Shareholder servicing agent fees	416,524	1,143,499
Service fees (Note 3)
Class C	37,880	134,045
Class R3	25	408
Administrative fees (Note 2)	111,176	137,095
Professional fees	118,106	131,383
Custodian and accounting fees	117,253	382,538
Shareholder reporting fees	33,062	81,735
Trustees' fees	31,771	52,079
Registration and filing fees	58,458	88,446
Other expenses	17,556	29,433
Total Expenses	6,386,227	11,517,040
Expense waiver (Note 2)	(198,502)	—
Expense reductions due to earnings credits (Note 1)	(52,436)	(68,661)
Net Expenses	6,135,289	11,448,379
Net Investment Income (Note 1)	7,885,688	6,267,486
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	49,855,326	2,249,389
Transactions from investments in affiliates	—	(2,228,037)
Commodity related transactions	2,431,621	136,568,438
Settlement of foreign currency and foreign currency transactions	(30)	37,708
Settlement of forward foreign currency exchange contracts	—	—
	52,286,917	136,627,498

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Operations (continued)

	First Eagle Global Fund*	First Eagle Overseas Fund*
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $2,916,269, $933,238, $— and $—)	$4,662,519,211	$975,870,128
Investment in affiliates	36,170,609	8,463,993
Foreign currency and foreign currency translations	(1,223,108)	(539,127)
Forward foreign currency exchange contracts	(4,947,748)	(3,373,554)
	4,692,518,964	980,421,440
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	6,001,426,323	1,252,742,179
Net Increase in Net Assets Resulting from Operations	$6,409,442,106	$1,373,958,876

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $2,916,269, $933,238, $— and $—)	$112,943,886	$115,204,562
Investment in affiliates	—	19,843,125
Foreign currency and foreign currency translations	(71)	(12,819)
Forward foreign currency exchange contracts	—	—
	112,943,815	135,034,868
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	165,230,732	271,662,366
Net Increase in Net Assets Resulting from Operations	$173,116,420	$277,929,852

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle Rising Dividend Fund
Investment Income
Interest (net of $79, $—, $— and $— foreign taxes withheld)	$12,056,256	$166,880
Dividends from:
Non-affiliates (net of $1,630,453, $76,003, $— and $— foreign taxes withheld)	22,678,193	4,782,028
Total Income	34,734,449	4,948,908
Expenses
Investment advisory fees (Note 2)	6,375,484	976,418
Distributions fees (Note 3)
Class A	804,046	331,339
Class C	300,687	27,852
Class R3	21	21
Class R4	20	14
Shareholder servicing agent fees	569,547	229,921
Service fees (Note 3)
Class C	100,229	9,284
Class R3	9	9
Administrative fees (Note 2)	425,028	107,297
Professional fees	255,625	177,047
Custodian and accounting fees	157,917	64,213
Shareholder reporting fees	39,959	25,265
Trustees' fees	33,751	8,357
Registration and filing fees	90,470	49,519
Recoupment expense	—	—
Other expenses	21,894	8,835
Total Expenses	9,174,687	2,015,391
Expense waiver (Note 2)	—	(331,406)
Expense reductions due to earnings credits (Note 1)	(35,977)	(44,031)
Net Expenses	9,138,710	1,639,954
Net Investment Income (Note 1)	25,595,739	3,308,954
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	6,782,865	3,879,933
Commodity related transactions	2,617,456	—
Settlement of foreign currency and foreign currency transactions	13,535	(10,819)
Settlement of forward foreign currency exchange contracts	723,385	—
Expiration or closing of option contracts written	242,802	—
	10,380,043	3,869,114

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund	First Eagle U.S. Smid Cap Opportunity Fund
Investment Income
Interest (net of $79, $—, $— and $— foreign taxes withheld)	$—	$—
Dividends from:
Non-affiliates (net of $1,630,453, $76,003, $— and $— foreign taxes withheld)	12,683,774	216,725
Total Income	12,683,774	216,725
Expenses
Investment advisory fees (Note 2)	7,059,438	123,192
Distributions fees (Note 3)
Class A	104,240	164
Class C	—	—
Class R3	—	—
Class R4	—	—
Shareholder servicing agent fees	882,553	3,334
Service fees (Note 3)
Class C	—	—
Class R3	—	—
Administrative fees (Note 2)	193,110	7,275
Professional fees	81,504	84,748
Custodian and accounting fees	114,372	40,748
Shareholder reporting fees	43,874	9,738
Trustees' fees	16,538	358
Registration and filing fees	92,175	22,261
Recoupment expense	19,004	—
Other expenses	12,900	2,432
Total Expenses	8,619,708	294,250
Expense waiver (Note 2)	(184,441)	(136,316)
Expense reductions due to earnings credits (Note 1)	(14,668)	(1,492)
Net Expenses	8,420,599	156,442
Net Investment Income (Note 1)	4,263,175	60,283
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	(30,854,067)	(601,792)
Commodity related transactions	—	—
Settlement of foreign currency and foreign currency transactions	—	—
Settlement of forward foreign currency exchange contracts	—	—
Expiration or closing of option contracts written	—	—
	(30,854,067)	(601,792)

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle Rising Dividend Fund
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $34,451, $—, $— and $—)	$117,156,311	$44,073,750
Investment in affiliates	—	—
Foreign currency and foreign currency translations	(32,067)	9,956
Forward foreign currency exchange contracts	(319,329)	—
Option contracts written	(779,698)	—
	116,025,217	44,083,706
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	126,405,260	47,952,820
Net Increase in Net Assets Resulting from Operations	$152,000,999	$51,261,774

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund	First Eagle U.S. Smid Cap Opportunity Fund
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $34,451, $—, $— and $—)	$283,861,911	$6,475,080
Investment in affiliates	(666,181)	—
Foreign currency and foreign currency translations	—	—
Forward foreign currency exchange contracts	—	—
Option contracts written	—	—
	283,195,730	6,475,080
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	252,341,663	5,873,288
Net Increase in Net Assets Resulting from Operations	$256,604,838	$5,933,571

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Operations (continued)

	First Eagle Global Real Assets Fund*	First Eagle High Yield Municipal Fund**
Investment Income
Interest (net of $—, $— and $— foreign taxes withheld)	$—	$9,814,588
Dividends from:
Non-affiliates (net of $10,943, $— and $— foreign taxes withheld)	164,169	113,643
Total Income	164,169	9,928,231
Expenses
Investment advisory fees (Note 2)	40,045	770,906
Distributions fees (Note 3)
Class A	2,282	157,360
Class C	—	35,537
Class R3	—	282
Class R4	—	2
Shareholder servicing agent fees	2,862	112,090
Service fees (Note 3)
Class C	—	11,846
Class R3	—	113
Administrative fees (Note 2)	32,620	24,252
Professional fees	97,579	145,840
Custodian and accounting fees	57,996	72,250
Shareholder reporting fees	7,188	38,911
Trustees' fees	15,906	2,463
Registration and filing fees	19,967	62,145
Other expenses	4,646	20,801
Total Expenses	281,091	1,454,798
Expense waiver (Note 2)	(224,846)	(965,610)
Expense reductions due to earnings credits (Note 1)	(1,513)	(21,685)
Net Expenses	54,732	467,503
Net Investment Income (Note 1)	109,437	9,460,728
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	36,246	(6,527,928)
Commodity related transactions	111,816	—
Settlement of foreign currency and foreign currency transactions	(7)	10
	148,055	(6,527,918)

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

First Eagle Short Duration High Yield Municipal Fund For the Period of 1/2/24† - 4/30/24
Investment Income
Interest (net of $—, $— and $— foreign taxes withheld)	$262,957
Dividends from:
Non-affiliates (net of $10,943, $— and $— foreign taxes withheld)	10,678
Total Income	273,635
Expenses
Investment advisory fees (Note 2)	24,396
Distributions fees (Note 3)
Class A	991
Class C	—
Class R3	—
Class R4	—
Shareholder servicing agent fees	54,120
Service fees (Note 3)
Class C	—
Class R3	—
Administrative fees (Note 2)	27,064
Professional fees	79,661
Custodian and accounting fees	42,714
Shareholder reporting fees	26,955
Trustees' fees	2,249
Registration and filing fees	23,879
Other expenses	11,257
Total Expenses	293,286
Expense waiver (Note 2)	(259,670)
Expense reductions due to earnings credits (Note 1)	—
Net Expenses	33,616
Net Investment Income (Note 1)	240,019
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	11,649
Commodity related transactions	—
Settlement of foreign currency and foreign currency transactions	—
11,649

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Operations (continued)

	First Eagle Global Real Assets Fund*	First Eagle High Yield Municipal Fund**
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $—, $— and $—)	$970,125	$17,385,076
Foreign currency and foreign currency translations	(303)	—
	969,822	17,385,076
Net realized and unrealized gains (losses) on investments, commodity and foreign currency related transactions	1,117,877	10,857,158
Net Increase in Net Assets Resulting from Operations	$1,227,314	$20,317,886

*  First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Real Asset Cayman Fund, Ltd.

**  First Eagle High Yield Municipal Fund was known as First Eagle High Income Fund prior to December 27, 2023.

†  Inception date.

  See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

First Eagle Short Duration High Yield Municipal Fund
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $—, $— and $—)	$84,285
Foreign currency and foreign currency translations	—
84,285
Net realized and unrealized gains (losses) on investments, commodity and foreign currency related transactions	95,934
Net Increase in Net Assets Resulting from Operations	$335,953

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Operations
Net investment income	$408,015,783	$712,933,093	$121,216,697	$224,865,752
Net realized gain on investments, commodity, foreign currency and forward contract related transactions	1,308,907,359	1,072,241,912	272,320,739	55,079,458
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	4,692,518,964	2,687,436,861	980,421,440	971,276,633
Net increase (decrease) in net assets resulting from operations	6,409,442,106	4,472,611,866	1,373,958,876	1,251,221,843
Distributions to Shareholders
Distributable earnings:
Class A	(476,472,548)	(532,262,215)	(31,790,527)	(51,515,550)
Class C	(43,860,612)	(73,844,904)	(1,164,501)	(3,499,629)
Class I	(1,170,598,120)	(1,201,145,307)	(235,095,957)	(330,889,508)
Class R3	(467,966)	(300,468)	(8,462)	(10,928)
Class R4	(65,416)	(52,892)	(114,289)	(516,040)
Class R5	(7,978)	(4,292)	(1,027)	(1,389)
Class R6	(84,348,552)	(78,042,283)	(34,779,408)	(51,189,271)
Decrease in net assets resulting from distributions	(1,775,821,192)	(1,885,652,361)	(302,954,171)	(437,622,315)
Fund Share Transactions
Class A
Net proceeds from shares sold	480,415,270	932,378,681	56,201,394	129,738,590
Net asset value of shares issued for reinvested dividends and distributions	417,749,677	462,969,675	29,118,152	46,987,934
Cost of shares redeemed	(1,092,845,679)	(1,756,209,796)	(159,093,926)	(315,584,580)
Increase (decrease) in net assets from Fund share transactions	(194,680,732)	(360,861,440)	(73,774,380)	(138,858,056)
Class C
Net proceeds from shares sold	88,519,784	159,243,316	3,576,126	10,028,422
Net asset value of shares issued for reinvested dividends and distributions	41,505,889	69,690,281	1,096,427	3,306,288
Cost of shares redeemed	(287,113,641)	(577,794,408)	(18,453,978)	(38,244,224)
Decrease in net assets from Fund share transactions	(157,087,968)	(348,860,811)	(13,781,425)	(24,909,514)
Class I
Net proceeds from shares sold	2,583,382,185	5,159,536,258	831,123,948	2,516,370,739
Net asset value of shares issued for reinvested dividends and distributions	1,018,464,881	1,040,505,108	210,292,492	293,043,001
Cost of shares redeemed	(3,103,051,974)	(4,792,999,401)	(1,497,586,029)	(2,754,833,013)
Increase (decrease) in net assets from Fund share transactions	498,795,092	1,407,041,965	(456,169,589)	54,580,727
Class R3^
Net proceeds from shares sold	800,063	9,928,674	16,549	96,333
Net asset value of shares issued for reinvested dividends and distributions	467,966	300,468	8,462	10,928
Cost of shares redeemed	(14,441,911)	(5,240,478)	(449,739)	(24,725)
Increase (decrease) in net assets from Fund share transactions	(13,173,882)	4,988,664	(424,728)	82,536

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Operations
Net investment income	$7,885,688	$15,318,841	$6,267,486	$21,431,446
Net realized gain on investments, commodity, foreign currency and forward contract related transactions	52,286,917	64,143,466	136,627,498	16,711,465
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	112,943,815	21,683,493	135,034,868	232,407,167
Net increase (decrease) in net assets resulting from operations	173,116,420	101,145,800	277,929,852	270,550,078
Distributions to Shareholders
Distributable earnings:
Class A	(35,915,770)	(42,377,864)	(5,154,188)	—
Class C	(1,826,542)	(2,657,277)	(253,973)	—
Class I	(37,008,037)	(42,529,115)	(15,422,133)	—
Class R3	(4,458)	(4,891)	(3,861)	—
Class R4	(2,849)	(2,596)	(14,386)	—
Class R5	(5,868)	(5,988)	(5,118)	—
Class R6	(2,193,025)	(2,106,071)	(1,860,249)	—
Decrease in net assets resulting from distributions	(76,956,549)	(89,683,802)	(22,713,908)	—
Fund Share Transactions
Class A
Net proceeds from shares sold	15,838,325	31,596,683	49,952,757	119,158,024
Net asset value of shares issued for reinvested dividends and distributions	31,617,086	37,419,319	4,911,757	—
Cost of shares redeemed	(45,333,895)	(78,260,209)	(67,957,283)	(141,281,427)
Increase (decrease) in net assets from Fund share transactions	2,121,516	(9,244,207)	(13,092,769)	(22,123,403)
Class C
Net proceeds from shares sold	2,194,237	4,437,835	5,465,101	16,654,612
Net asset value of shares issued for reinvested dividends and distributions	1,664,563	2,429,213	241,570	—
Cost of shares redeemed	(6,116,897)	(12,768,012)	(14,763,025)	(29,044,356)
Decrease in net assets from Fund share transactions	(2,258,097)	(5,900,964)	(9,056,354)	(12,389,744)
Class I
Net proceeds from shares sold	61,415,538	90,166,671	171,193,531	511,516,624
Net asset value of shares issued for reinvested dividends and distributions	25,055,673	28,326,301	13,851,484	—
Cost of shares redeemed	(57,537,379)	(121,635,227)	(244,671,932)	(398,085,068)
Increase (decrease) in net assets from Fund share transactions	28,933,832	(3,142,255)	(59,626,917)	113,431,556
Class R3^
Net proceeds from shares sold	200	765	45,937	1,343,375
Net asset value of shares issued for reinvested dividends and distributions	4,458	4,890	3,861	—
Cost of shares redeemed	(79,036)	(67)	(1,247,931)	(1,292,873)
Increase (decrease) in net assets from Fund share transactions	(74,378)	5,588	(1,198,133)	50,502
First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R4^
Net proceeds from shares sold	77,216	578,415	164,674	1,937,720
Net asset value of shares issued for reinvested dividends and distributions	65,416	52,892	114,289	516,040
Cost of shares redeemed	(2,018,348)	(216,094)	(5,639,834)	(11,386,911)
Increase (decrease) in net assets from Fund share transactions	(1,875,716)	415,213	(5,360,871)	(8,933,151)
Class R5^
Net proceeds from shares sold	6,261	137,361	4,136	14,664
Net asset value of shares issued for reinvested dividends and distributions	4,799	4,292	1,027	1,389
Cost of shares redeemed	(231,679)	(37,471)	(47,190)	(17,469)
Increase (decrease) in net assets from Fund share transactions	(220,619)	104,182	(42,027)	(1,416)
Class R6
Net proceeds from shares sold	359,796,944	519,884,403	88,967,753	201,676,513
Net asset value of shares issued for reinvested dividends and distributions	74,502,423	69,480,659	34,097,431	50,566,252
Cost of shares redeemed	(316,756,089)	(326,508,848)	(125,476,649)	(313,273,802)
Increase (decrease) in net assets from Fund share transactions	117,543,278	262,856,214	(2,411,465)	(61,031,037)
Increase (decrease) in net assets from Fund share transactions	249,299,453	965,683,987	(551,964,485)	(179,069,911)
Net increase (decrease) in net assets	4,882,920,367	3,552,643,492	519,040,220	634,529,617
Net Assets (Note 1)
Beginning of period	46,482,023,950	42,929,380,458	11,852,466,056	11,217,936,439
End of period	$51,364,944,317	$46,482,023,950	$12,371,506,276	$11,852,466,056
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	216,362,656	222,066,205	59,656,595	65,581,973
Shares sold	7,530,873	15,270,294	2,321,695	5,528,830
Shares issued on reinvestment of distributions	6,858,477	7,841,628	1,243,303	2,061,779
Shares redeemed	(17,152,551)	(28,815,471)	(6,582,031)	(13,515,987)
Shares outstanding, end of period	213,599,455	216,362,656	56,639,562	59,656,595
Class C
Shares outstanding, beginning of period	26,084,098	32,037,627	3,444,418	4,564,760
Shares sold	1,451,030	2,722,928	156,150	449,507
Shares issued on reinvestment of distributions	712,058	1,232,366	49,211	152,504
Shares redeemed	(4,693,597)	(9,908,823)	(802,478)	(1,722,353)
Shares outstanding, end of period	23,553,589	26,084,098	2,847,301	3,444,418
Class I
Shares outstanding, beginning of period	495,595,080	472,421,232	389,313,607	387,720,084
Shares sold	40,251,997	83,957,617	33,468,122	104,305,822
Shares issued on reinvestment of distributions	16,630,713	17,531,678	8,754,891	12,544,649
Shares redeemed	(48,456,940)	(78,315,447)	(60,351,218)	(115,256,948)
Shares outstanding, end of period	504,020,850	495,595,080	371,185,402	389,313,607

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R4^
Net proceeds from shares sold	1,297	7,615	77,494	398,418
Net asset value of shares issued for reinvested dividends and distributions	2,849	2,596	14,386	—
Cost of shares redeemed	(49,419)	(53)	(1,551,853)	(343,359)
Increase (decrease) in net assets from Fund share transactions	(45,273)	10,158	(1,459,973)	55,059
Class R5^
Net proceeds from shares sold	6,722	11,188	45,674	188,286
Net asset value of shares issued for reinvested dividends and distributions	868	928	4,271	—
Cost of shares redeemed	(96,780)	(1,937)	(479,637)	(408,878)
Increase (decrease) in net assets from Fund share transactions	(89,190)	10,179	(429,692)	(220,592)
Class R6
Net proceeds from shares sold	4,338,902	10,454,050	26,827,009	61,445,816
Net asset value of shares issued for reinvested dividends and distributions	2,189,335	2,096,998	1,748,970	—
Cost of shares redeemed	(4,617,478)	(6,373,402)	(24,794,028)	(35,549,281)
Increase (decrease) in net assets from Fund share transactions	1,910,759	6,177,646	3,781,951	25,896,535
Increase (decrease) in net assets from Fund share transactions	30,499,169	(12,083,855)	(81,081,887)	104,699,913
Net increase (decrease) in net assets	126,659,040	(621,857)	174,134,057	375,249,991
Net Assets (Note 1)
Beginning of period	1,139,134,280	1,139,756,137	2,157,578,084	1,782,328,093
End of period	$1,265,793,320	$1,139,134,280	$2,331,712,141	$2,157,578,084
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	28,915,983	29,351,025	24,654,077	25,679,365
Shares sold	825,816	1,704,389	2,127,825	5,013,496
Shares issued on reinvestment of distributions	1,727,710	2,066,224	206,811	—
Shares redeemed	(2,340,737)	(4,205,655)	(2,930,899)	(6,038,784)
Shares outstanding, end of period	29,128,772	28,915,983	24,057,814	24,654,077
Class C
Shares outstanding, beginning of period	1,679,875	2,009,999	5,376,559	5,969,493
Shares sold	120,756	253,839	259,066	769,747
Shares issued on reinvestment of distributions	96,608	141,976	11,220	—
Shares redeemed	(333,999)	(725,939)	(695,100)	(1,362,681)
Shares outstanding, end of period	1,563,240	1,679,875	4,951,745	5,376,559
Class I
Shares outstanding, beginning of period	28,483,950	28,579,801	58,456,099	54,080,450
Shares sold	3,122,499	4,743,922	7,166,195	20,867,430
Shares issued on reinvestment of distributions	1,337,016	1,529,498	564,445	—
Shares redeemed	(2,898,451)	(6,369,271)	(10,369,237)	(16,491,781)
Shares outstanding, end of period	30,045,014	28,483,950	55,817,502	58,456,099

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R3^
Shares outstanding, beginning of period	205,968	126,209	17,092	13,692
Shares sold	12,834	161,680	679	3,975
Shares issued on reinvestment of distributions	7,705	5,091	354	469
Shares redeemed	(226,507)	(87,012)	(18,125)	(1,044)
Shares outstanding, end of period	—	205,968	—	17,092
Class R4^
Shares outstanding, beginning of period	29,134	22,267	216,836	576,504
Shares sold	1,226	9,476	6,744	81,848
Shares issued on reinvestment of distributions	1,068	890	4,766	22,138
Shares redeemed	(31,428)	(3,499)	(228,346)	(463,654)
Shares outstanding, end of period	—	29,134	—	216,836
Class R5^
Shares outstanding, beginning of period	3,470	1,782	1,689	1,735
Shares sold	102	2,209	169	604
Shares issued on reinvestment of distributions	80	73	42	60
Shares redeemed	(3,652)	(594)	(1,900)	(710)
Shares outstanding, end of period	—	3,470	—	1,689
Class R6
Shares outstanding, beginning of period	34,101,190	29,816,528	55,025,651	57,482,854
Shares sold	5,621,340	8,429,172	3,580,552	8,315,489
Shares issued on reinvestment of distributions	1,216,565	1,170,694	1,420,134	2,165,578
Shares redeemed	(4,881,236)	(5,315,204)	(5,036,121)	(12,938,270)
Shares outstanding, end of period	36,057,859	34,101,190	54,990,216	55,025,651

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

^  On February 29, 2024, Class R3, Class R4 and Class R5 shares converted into Class R6 shares. As a result, Class R3, Class R4 and Class R5 shares were terminated.

  See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R3^
Shares outstanding, beginning of period	3,737	3,437	55,925	51,308
Shares sold	10	40	1,927	59,899
Shares issued on reinvestment of distributions	238	264	158	—
Shares redeemed	(3,985)	(4)	(58,010)	(55,282)
Shares outstanding, end of period	—	3,737	—	55,925
Class R4^
Shares outstanding, beginning of period	2,281	1,735	68,292	66,536
Shares sold	67	408	3,345	15,900
Shares issued on reinvestment of distributions	152	141	586	—
Shares redeemed	(2,500)	(3)	(72,223)	(14,144)
Shares outstanding, end of period	—	2,281	—	68,292
Class R5^
Shares outstanding, beginning of period	4,552	4,005	20,143	29,137
Shares sold	356	594	1,934	7,209
Shares issued on reinvestment of distributions	46	50	174	—
Shares redeemed	(4,954)	(97)	(22,251)	(16,203)
Shares outstanding, end of period	—	4,552	—	20,143
Class R6
Shares outstanding, beginning of period	1,705,115	1,375,767	6,353,503	5,291,172
Shares sold	216,662	546,773	1,117,365	2,500,821
Shares issued on reinvestment of distributions	116,827	113,290	71,096	—
Shares redeemed	(233,384)	(330,715)	(1,025,855)	(1,438,490)
Shares outstanding, end of period	1,805,220	1,705,115	6,516,109	6,353,503

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle Rising Dividend Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Operations
Net investment income	$25,595,739	$44,634,372	$3,308,954	$5,998,165
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	10,380,043	14,423,969	3,869,114	24,985,141
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations and option contracts written	116,025,217	30,873,761	44,083,706	19,172,197
Net increase (decrease) in net assets resulting from operations	152,000,999	89,932,102	51,261,774	50,155,503
Distributions to Shareholders
Distributable earnings:
Class A	(9,069,828)	(23,879,471)	(19,737,445)	(8,920,725)
Class C	(814,737)	(2,938,884)	(980,993)	(717,656)
Class I	(13,883,047)	(35,201,941)	(7,301,999)	(3,513,420)
Class R3	(105)	(2,189)	(4,079)	(1,757)
Class R4	(380)	(2,016)	(2,834)	(1,175)
Class R5	(23)	(456)	(837)	(399)
Class R6	(1,048,515)	(2,430,376)	(506,160)	(203,647)
Decrease in net assets resulting from distributions	(24,816,635)	(64,455,333)	(28,534,347)	(13,358,779)
Fund Share Transactions
Class A
Net proceeds from shares sold	48,562,921	158,702,246	11,065,585	18,109,802
Net asset value of shares issued for reinvested dividends and distributions	8,334,379	21,600,036	18,672,928	8,391,015
Cost of shares redeemed	(83,211,226)	(108,924,372)	(26,401,689)	(54,121,330)
Increase (decrease) in net assets from Fund share transactions	(26,313,926)	71,377,910	3,336,824	(27,620,513)
Class C
Net proceeds from shares sold	3,393,454	14,625,134	333,549	415,939
Net asset value of shares issued for reinvested dividends and distributions	783,927	2,788,213	974,943	712,791
Cost of shares redeemed	(16,483,780)	(37,629,227)	(3,439,591)	(10,293,049)
Decrease in net assets from Fund share transactions	(12,306,399)	(20,215,880)	(2,131,099)	(9,164,319)
Class I
Net proceeds from shares sold	70,738,653	286,707,410	21,411,827	6,842,143
Net asset value of shares issued for reinvested dividends and distributions	12,514,790	31,611,236	4,201,186	1,945,418
Cost of shares redeemed	(120,903,157)	(206,948,702)	(9,839,683)	(20,221,706)
Increase (decrease) in net assets from Fund share transactions	(37,649,714)	111,369,944	15,773,330	(11,434,145)
Class R3^
Net proceeds from shares sold	—	—	13	—
Net asset value of shares issued for reinvested dividends and distributions	37	2,189	4,079	1,757
Cost of shares redeemed	(63,414)	—	(63,761)	—
Increase (decrease) in net assets from Fund share transactions	(63,377)	2,189	(59,669)	1,757

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund		First Eagle U.S. Smid Cap Opportunity Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Operations
Net investment income	$4,263,175	$2,965,536	$60,283	$80,149
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	(30,854,067)	(46,405,081)	(601,792)	(71,616)
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations and option contracts written	283,195,730	(60,991,729)	6,475,080	(716,756)
Net increase (decrease) in net assets resulting from operations	256,604,838	(104,431,274)	5,933,571	(708,223)
Distributions to Shareholders
Distributable earnings:
Class A	(331,193)	—	(1,661)	(60)
Class C	—	—	—	—
Class I	(8,732,209)	(580,596)	(117,436)	(3,378)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	(479,410)	(27,517)	(1,676)	(180)
Decrease in net assets resulting from distributions	(9,542,812)	(608,113)	(120,773)	(3,618)
Fund Share Transactions
Class A
Net proceeds from shares sold	24,256,085	33,971,074	202,176	34,770
Net asset value of shares issued for reinvested dividends and distributions	321,596	—	1,661	60
Cost of shares redeemed	(6,339,366)	(6,191,272)	(19,499)	—
Increase (decrease) in net assets from Fund share transactions	18,238,315	27,779,802	184,338	34,830
Class C
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—
Class I
Net proceeds from shares sold	462,496,874	1,026,258,605	1,800,260	27,289,152
Net asset value of shares issued for reinvested dividends and distributions	8,438,320	551,566	12,922	3,378
Cost of shares redeemed	(270,426,565)	(248,023,159)	(22,564)	(161)
Increase (decrease) in net assets from Fund share transactions	200,508,629	778,787,012	1,790,618	27,292,369
Class R3^
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	—	—	—	—

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle Rising Dividend Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R4^
Net proceeds from shares sold	2,063	6,730	1,228	3,450
Net asset value of shares issued for reinvested dividends and distributions	300	2,016	2,834	1,175
Cost of shares redeemed	(64,263)	(97)	(45,125)	(40)
Increase (decrease) in net assets from Fund share transactions	(61,900)	8,649	(41,063)	4,585
Class R5^
Net proceeds from shares sold	—	—	2	—
Net asset value of shares issued for reinvested dividends and distributions	7	456	837	399
Cost of shares redeemed	(12,281)	—	(13,180)	—
Increase (decrease) in net assets from Fund share transactions	(12,274)	456	(12,341)	399
Class R6
Net proceeds from shares sold	9,704,846	28,315,324	828,949	1,655,761
Net asset value of shares issued for reinvested dividends and distributions	1,044,758	2,421,057	492,221	199,816
Cost of shares redeemed	(10,343,085)	(14,429,131)	(865,636)	(1,177,419)
Increase in net assets from Fund share transactions	406,519	16,307,250	455,534	678,158
Increase (decrease) in net assets from Fund share transactions	(76,001,071)	178,850,518	17,321,516	(47,534,078)
Net increase (decrease) in net assets	51,183,293	204,327,287	40,048,943	(10,737,354)
Net Assets (Note 1)
Beginning of period	1,641,592,070	1,437,264,783	353,814,931	364,552,285
End of period	$1,692,775,363	$1,641,592,070	$393,863,874	$353,814,931
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	52,313,628	46,560,925	10,885,417	12,125,113
Shares sold	3,833,246	12,771,686	468,204	797,792
Shares issued on reinvestment of distributions	651,079	1,754,983	828,871	383,785
Shares redeemed	(6,579,431)	(8,773,966)	(1,114,075)	(2,421,273)
Shares outstanding, end of period	50,218,522	52,313,628	11,068,417	10,885,417
Class C
Shares outstanding, beginning of period	6,859,097	8,456,225	594,264	1,267,183
Shares sold	266,122	1,173,224	24,225	29,623
Shares issued on reinvestment of distributions	60,715	225,272	74,928	53,658
Shares redeemed	(1,294,320)	(2,995,624)	(248,831)	(756,200)
Shares outstanding, end of period	5,891,614	6,859,097	444,586	594,264
Class I
Shares outstanding, beginning of period	73,870,683	64,970,999	4,041,364	4,542,657
Shares sold	5,614,630	23,208,393	859,985	283,305
Shares issued on reinvestment of distributions	982,598	2,579,194	175,525	84,287
Shares redeemed	(9,573,696)	(16,887,903)	(391,379)	(868,885)
Shares outstanding, end of period	70,894,215	73,870,683	4,685,495	4,041,364

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund		First Eagle U.S. Smid Cap Opportunity Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R4^
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	—	—	—	—
Class R5^
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	—	—	—	—
Class R6
Net proceeds from shares sold	24,617,378	54,252,946	—	—
Net asset value of shares issued for reinvested dividends and distributions	479,410	27,517	1,676	180
Cost of shares redeemed	(9,304,214)	(7,415,134)	—	—
Increase in net assets from Fund share transactions	15,792,574	46,865,329	1,676	180
Increase (decrease) in net assets from Fund share transactions	234,539,518	853,432,143	1,976,632	27,327,379
Net increase (decrease) in net assets	481,601,544	748,392,756	7,789,430	26,615,538
Net Assets (Note 1)
Beginning of period	1,309,696,983	561,304,227	27,754,904	1,139,366
End of period	$1,791,298,527	$1,309,696,983	$35,544,334	$27,754,904
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	7,490,976	4,392,441	8,975	5,413
Shares sold	2,601,124	3,798,896	19,435	3,556
Shares issued on reinvestment of distributions	35,693	—	177	6
Shares redeemed	(661,367)	(700,361)	(1,876)	—
Shares outstanding, end of period	9,466,426	7,490,976	26,711	8,975
Class C
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class I
Shares outstanding, beginning of period	143,815,321	58,977,677	3,170,551	116,486
Shares sold	48,584,776	112,506,979	168,479	3,053,725
Shares issued on reinvestment of distributions	934,476	61,765	1,350	357
Shares redeemed	(28,259,064)	(27,731,100)	(2,192)	(17)
Shares outstanding, end of period	165,075,509	143,815,321	3,338,188	3,170,551

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle Rising Dividend Fund**
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R3^
Shares outstanding, beginning of period	5,010	4,832	2,445	2,368
Shares issued on reinvestment of distributions	3	178	174	77
Shares redeemed	(5,013)	—	(2,619)	—
Shares outstanding, end of period	—	5,010	—	2,445
Class R4^
Shares outstanding, beginning of period	4,899	4,202	1,619	1,425
Shares sold	164	541	50	145
Shares issued on reinvestment of distributions	24	164	120	51
Shares redeemed	(5,087)	(8)	(1,789)	(2)
Shares outstanding, end of period	—	4,899	—	1,619
Class R5^
Shares outstanding, beginning of period	973	936	501	484
Shares issued on reinvestment of distributions	—	37	35	17
Shares redeemed	(973)	—	(536)	—
Shares outstanding, end of period	—	973	—	501
Class R6
Shares outstanding, beginning of period	5,292,142	3,973,194	272,124	243,545
Shares sold	771,034	2,285,965	33,068	69,896
Shares issued on reinvestment of distributions	82,152	197,819	20,603	8,628
Shares redeemed	(819,357)	(1,164,836)	(34,527)	(49,945)
Shares outstanding, end of period	5,325,971	5,292,142	291,268	272,124

^  On February 29, 2024, Class R3, Class R4 and Class R5 shares converted into Class R6 shares. As a result, Class R3, Class R4 and Class R5 shares were terminated.

**  First Eagle Rising Dividend Fund was known as First Eagle Fund of America prior to March 1, 2023.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle Small Cap Opportunity Fund		First Eagle U.S. Smid Cap Opportunity Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R3^
Shares outstanding, beginning of period	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R4^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R5^
Shares outstanding, beginning of period	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R6
Shares outstanding, beginning of period	7,850,147	2,688,408	5,019	5,000
Shares sold	2,567,666	5,983,392	—	—
Shares issued on reinvestment of distributions	53,032	3,078	181	19
Shares redeemed	(967,742)	(824,731)	—	—
Shares outstanding, end of period	9,503,103	7,850,147	5,200	5,019

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Real Assets Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Operations
Net investment income	$109,437	$227,985
Net realized gain (loss) on investments, commodity and foreign currency related transactions	148,055	(36,039)
Change in unrealized appreciation (depreciation) on investments, commodity and foreign currency related translations	969,822	74,559
Net increase (decrease) in net assets resulting from operations	1,227,314	266,505
Distributions to Shareholders
Distributable earnings:
Class A	(29,923)	(13,695)
Class C	—	—
Class I	(189,360)	(145,313)
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	(22,956)	(20,751)
Decrease in net assets resulting from distributions	(242,239)	(179,759)
Fund Share Transactions
Class A
Net proceeds from shares sold	6,459	394,672
Net asset value of shares issued for reinvested dividends and distributions	29,923	13,695
Cost of shares redeemed	(23,481)	(3,430)
Increase (decrease) in net assets from Fund share transactions	12,901	404,937
Class C
Net proceeds from shares sold	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Cost of shares redeemed	—	—
Increase (decrease) in net assets from Fund share transactions	—	—
Class I
Net proceeds from shares sold	898,057	2,749,565
Net asset value of shares issued for reinvested dividends and distributions	186,621	145,313
Cost of shares redeemed	(45,761)	(1,458,613)
Increase (decrease) in net assets from Fund share transactions	1,038,917	1,436,265
Class R3^
Net proceeds from shares sold	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Cost of shares redeemed	—	—
Increase (decrease) in net assets from Fund share transactions	—	—

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle High Yield Municipal Fund**		First Eagle Short Duration High Yield Municipal Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Period 1/02/24† - 4/30/24 (unaudited)
Operations
Net investment income	$9,460,728	$9,244,662	$240,019
Net realized gain (loss) on investments, commodity and foreign currency related transactions	(6,527,918)	(5,689,578)	11,649
Change in unrealized appreciation (depreciation) on investments, commodity and foreign currency related translations	17,385,076	6,112,959	84,285
Net increase (decrease) in net assets resulting from operations	20,317,886	9,668,043	335,953
Distributions to Shareholders
Distributable earnings:
Class A	(3,437,679)	(3,483,395)	(16,154)
Class C	(225,546)	(280,628)	—
Class I	(6,036,116)	(5,193,256)	(219,075)
Class R3	(5,595)	(22,398)	—
Class R4	(81)	(458)	—
Class R5	(85)	(561)	—
Class R6	(149,388)	(190,124)	(14,154)
Decrease in net assets resulting from distributions	(9,854,490)	(9,170,820)	(249,383)
Fund Share Transactions
Class A
Net proceeds from shares sold	228,000,038	12,149,183	1,561,225
Net asset value of shares issued for reinvested dividends and distributions	3,352,062	3,349,892	16,154
Cost of shares redeemed	(25,643,047)	(20,147,817)	—
Increase (decrease) in net assets from Fund share transactions	205,709,053	(4,648,742)	1,577,379
Class C
Net proceeds from shares sold	18,358,139	1,457,329	—
Net asset value of shares issued for reinvested dividends and distributions	224,089	279,899	—
Cost of shares redeemed	(2,127,445)	(4,216,419)	—
Increase (decrease) in net assets from Fund share transactions	16,454,783	(2,479,191)	—
Class I
Net proceeds from shares sold	570,118,924	17,071,435	19,017,244
Net asset value of shares issued for reinvested dividends and distributions	5,841,294	4,336,097	219,075
Cost of shares redeemed	(65,002,116)	(44,744,552)	(972,978)
Increase (decrease) in net assets from Fund share transactions	510,958,102	(23,337,020)	18,263,341
Class R3^
Net proceeds from shares sold	4,090	56,063	—
Net asset value of shares issued for reinvested dividends and distributions	5,368	22,383	—
Cost of shares redeemed	(511,451)	(760)	—
Increase (decrease) in net assets from Fund share transactions	(501,993)	77,686	—

First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

	First Eagle Global Real Assets Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R4^
Net asset value of shares issued for reinvested dividends and distributions	—	—
Cost of shares redeemed	—	—
Increase (decrease) in net assets from Fund share transactions	—	—
Class R5^
Net proceeds from shares sold	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Cost of shares redeemed	—	—
Increase (decrease) in net assets from Fund share transactions	—	—
Class R6
Net proceeds from shares sold	15,269	4,549
Net asset value of shares issued for reinvested dividends and distributions	22,956	20,751
Cost of shares redeemed	(31,639)	(10,141)
Increase (decrease) in net assets from Fund share transactions	6,586	15,159
Increase (decrease) in net assets from Fund share transactions	1,058,404	1,856,361
Net increase (decrease) in net assets	2,043,479	1,943,107
Net Assets (Note 1)
Beginning of period	11,303,502	9,360,395
End of period	$13,346,981	$11,303,502
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	173,842	134,467
Shares sold	621	38,372
Shares issued on reinvestment of distributions	2,954	1,338
Shares redeemed	(2,305)	(335)
Shares outstanding, end of period	175,112	173,842
Class C
Shares outstanding, beginning of period	—	—
Shares sold	—	—
Shares issued on reinvestment of distributions	—	—
Shares redeemed	—	—
Shares outstanding, end of period	—	—
Class I
Shares outstanding, beginning of period	880,735	737,628
Shares sold	84,129	276,322
Shares issued on reinvestment of distributions	18,569	14,288
Shares redeemed	(4,158)	(147,503)
Shares outstanding, end of period	979,275	880,735

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle High Yield Municipal Fund**		First Eagle Short Duration High Yield Municipal Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Period 1/02/24† - 4/30/24 (unaudited)
Class R4^
Net asset value of shares issued for reinvested dividends and distributions	47	458	—
Cost of shares redeemed	(10,902)	—	—
Increase (decrease) in net assets from Fund share transactions	(10,855)	458	—
Class R5^
Net proceeds from shares sold	1	—	—
Net asset value of shares issued for reinvested dividends and distributions	50	561	—
Cost of shares redeemed	(11,190)	—	—
Increase (decrease) in net assets from Fund share transactions	(11,139)	561	—
Class R6
Net proceeds from shares sold	1,668,258	7,992,381	1,000,000
Net asset value of shares issued for reinvested dividends and distributions	149,284	189,821	14,154
Cost of shares redeemed	(8,415,446)	(1,193,607)	—
Increase (decrease) in net assets from Fund share transactions	(6,597,904)	6,988,595	1,014,154
Increase (decrease) in net assets from Fund share transactions	726,000,047	(23,397,653)	20,854,874
Net increase (decrease) in net assets	736,463,443	(22,900,430)	20,941,444
Net Assets (Note 1)
Beginning of period	153,584,216	176,484,646
End of period	$890,047,659	$153,584,216	$20,941,444
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	8,207,087	8,796,579	—
Shares sold	27,689,362	1,538,050	155,828
Shares issued on reinvestment of distributions	406,587	422,540	1,607
Shares redeemed	(3,127,826)	(2,550,082)	—
Shares outstanding, end of period	33,175,210	8,207,087	157,435
Class C
Shares outstanding, beginning of period	637,855	949,515	—
Shares sold	2,227,179	185,200	—
Shares issued on reinvestment of distributions	27,203	35,330	—
Shares redeemed	(260,588)	(532,190)	—
Shares outstanding, end of period	2,631,649	637,855	—
Class I
Shares outstanding, beginning of period	9,828,992	12,765,238	—
Shares sold	69,222,972	2,150,591	1,899,662
Shares issued on reinvestment of distributions	706,879	546,360	21,802
Shares redeemed	(8,032,484)	(5,633,197)	(97,089)
Shares outstanding, end of period	71,726,359	9,828,992	1,824,375
First Eagle Funds | Semiannual Report | April 30, 2024

Statements of Changes in Net Assets (continued)

First Eagle Global Real Assets Fund*
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023
Class R3^
Shares outstanding, beginning of period	—	—
Shares sold	—	—
Shares issued on reinvestment of distributions	—	—
Shares redeemed	—	—
Shares outstanding, end of period	—	—
Class R4^
Shares outstanding, beginning of period	—	—
Shares issued on reinvestment of distributions	—	—
Shares redeemed	—	—
Shares outstanding, end of period	—	—
Class R5^
Shares outstanding, beginning of period	—	—
Shares issued on reinvestment of distributions	—	—
Shares redeemed	—	—
Shares outstanding, end of period	—	—
Class R6
Shares outstanding, beginning of period	105,765	104,276
Shares sold	1,486	447
Shares issued on reinvestment of distributions	2,287	2,040
Shares redeemed	(2,971)	(998)
Shares outstanding, end of period	106,567	105,765

*  First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Real Asset Cayman Fund, Ltd.

**  First Eagle High Yield Municipal Fund was known as First Eagle High Income Fund prior to December 27, 2023.

†  Inception date.

^  On February 29, 2024, Class R3, Class R4 and Class R5 shares converted into Class R6 shares. As a result, Class R3, Class R4 and Class R5 shares were terminated.

See Notes to Financial Statements.

First Eagle Funds | Semiannual Report | April 30, 2024

April 30, 2024 (unaudited)

	First Eagle High Yield Municipal Fund**		First Eagle Short Duration High Yield Municipal Fund
	For the Six Months Ended April 30, 2024 (unaudited)	For the Year Ended October 31, 2023	For the Period 1/02/24† - 4/30/24 (unaudited)
Class R3^
Shares outstanding, beginning of period	61,473	51,721	—
Shares sold	507	7,027	—
Shares issued on reinvestment of distributions	664	2,821	—
Shares redeemed	(62,644)	(96)	—
Shares outstanding, end of period	—	61,473	—
Class R4^
Shares outstanding, beginning of period	1,336	1,278	—
Shares issued on reinvestment of distributions	6	58	—
Shares redeemed	(1,342)	—	—
Shares outstanding, end of period	—	1,336	—
Class R5^
Shares outstanding, beginning of period	1,373	1,302	—
Shares issued on reinvestment of distributions	6	71	—
Shares redeemed	(1,379)	—	—
Shares outstanding, end of period	—	1,373	—
Class R6
Shares outstanding, beginning of period	1,005,589	128,496	—
Shares sold	204,834	1,004,508	99,999
Shares issued on reinvestment of distributions	18,301	23,948	1,408
Shares redeemed	(1,030,064)	(151,363)	—
Shares outstanding, end of period	198,660	1,005,589	101,407

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$59.97	0.47		7.67	8.14	(0.81)	(1.41)	—	(2.22)
October 31, 2023	$56.57	0.84		4.98	5.82	(0.06)	(2.36)	—	(2.42)
October 31, 2022	$68.42	0.51		(8.32)	(7.81)	(1.24)	(2.80)	—	(4.04)
October 31, 2021	$55.42	0.67	(d)	13.79	14.46	(0.51)	(0.95)	—	(1.46)
October 31, 2020	$59.15	0.48		(1.03)	(0.55)	(0.73)	(2.45)	—	(3.18)
October 31, 2019	$56.37	0.64		5.37	6.01	(0.43)	(2.80)	—	(3.23)
First Eagle Global Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$57.05	0.21		7.32	7.53	(0.31)	(1.41)	—	(1.72)
October 31, 2023	$54.26	0.35		4.80	5.15	—	(2.36)	—	(2.36)
October 31, 2022	$65.60	0.04		(7.99)	(7.95)	(0.59)	(2.80)	—	(3.39)
October 31, 2021	$53.12	0.15	(d)	13.28	13.43	—	(0.95)	—	(0.95)
October 31, 2020	$56.69	0.07		(1.01)	(0.94)	(0.18)	(2.45)	—	(2.63)
October 31, 2019	$54.11	0.18		5.20	5.38	—	(2.80)	—	(2.80)
First Eagle Global Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$60.42	0.55		7.72	8.27	(0.97)	(1.41)	—	(2.38)
October 31, 2023	$56.98	0.99		5.02	6.01	(0.21)	(2.36)	—	(2.57)
October 31, 2022	$68.90	0.67		(8.38)	(7.71)	(1.41)	(2.80)	—	(4.21)
October 31, 2021	$55.79	0.85	(d)	13.87	14.72	(0.66)	(0.95)	—	(1.61)
October 31, 2020	$59.52	0.63		(1.03)	(0.40)	(0.88)	(2.45)	—	(3.33)
October 31, 2019	$56.73	0.78		5.41	6.19	(0.60)	(2.80)	—	(3.40)
First Eagle Global Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$60.46	0.58		7.71	8.29	(1.01)	(1.41)	—	(2.42)
October 31, 2023	$57.02	1.04		5.01	6.05	(0.25)	(2.36)	—	(2.61)
October 31, 2022	$68.95	0.71		(8.38)	(7.67)	(1.46)	(2.80)	—	(4.26)
October 31, 2021	$55.83	0.90	(d)	13.87	14.77	(0.70)	(0.95)	—	(1.65)
October 31, 2020	$59.55	0.64		(0.99)	(0.35)	(0.92)	(2.45)	—	(3.37)
October 31, 2019	$56.76	0.82		5.41	6.23	(0.64)	(2.80)	—	(3.44)

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$65.89	13.88	%(b)	$14,073,437	1.10	%(c)	1.10	%(c)	1.48	%(c)	1.49	%(c)	2.77	%(b)
October 31, 2023	$59.97	10.35%		$12,976,288	1.10%		1.10%		1.36%		1.37%		6.00%
October 31, 2022	$56.57	(11.90)%		$12,562,351	1.11%		1.11%		0.84%		0.84%		10.87%
October 31, 2021	$68.42	26.49	%(g)	$15,108,210	1.11%		1.11%		1.03	%(d)	1.03	%(d)	7.29%
October 31, 2020	$55.42	(1.12)%		$12,112,205	1.11%		1.11%		0.87%		0.87%		10.84%
October 31, 2019	$59.15	11.44%		$13,638,545	1.11%		1.11%		1.13%		1.13%		10.26%
First Eagle Global Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$62.86	13.43	%(b)	$1,480,562	1.87	%(c)	1.87	%(c)	0.70	%(c)	0.70	%(c)	2.77	%(b)
October 31, 2023	$57.05	9.53%		$1,488,095	1.86%		1.86%		0.59%		0.60%		6.00%
October 31, 2022	$54.26	(12.57)%		$1,738,497	1.87%		1.87%		0.06%		0.06%		10.87%
October 31, 2021	$65.60	25.53	%(g)	$2,623,491	1.87%		1.87%		0.24	%(d)	0.24	%(d)	7.29%
October 31, 2020	$53.12	(1.86)%		$3,423,967	1.87%		1.87%		0.13%		0.13%		10.84%
October 31, 2019	$56.69	10.58%		$5,619,288	1.87%		1.86%		0.33%		0.33%		10.26%
First Eagle Global Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$66.31	14.00	%(b)	$33,419,262	0.86	%(c)	0.86	%(c)	1.73	%(c)	1.73	%(c)	2.77	%(b)
October 31, 2023	$60.42	10.63%		$29,941,639	0.86%		0.86%		1.60%		1.61%		6.00%
October 31, 2022	$56.98	(11.69)%		$26,919,899	0.86%		0.86%		1.09%		1.09%		10.87%
October 31, 2021	$68.90	26.82	%(g)	$30,248,818	0.86%		0.86%		1.29	%(d)	1.29	%(d)	7.29%
October 31, 2020	$55.79	(0.86)%		$24,274,791	0.86%		0.86%		1.14%		1.14%		10.84%
October 31, 2019	$59.52	11.72%		$30,133,165	0.85%		0.85%		1.38%		1.38%		10.26%
First Eagle Global Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$66.33	14.04	%(b)	$2,391,683	0.79	%(c)	0.79	%(c)	1.80	%(c)	1.81	%(c)	2.77	%(b)
October 31, 2023	$60.46	10.70%		$2,061,709	0.79%		0.79%		1.68%		1.68%		6.00%
October 31, 2022	$57.02	(11.62)%		$1,700,134	0.79%		0.79%		1.15%		1.15%		10.87%
October 31, 2021	$68.95	26.91	%(g)	$2,122,258	0.78%		0.78%		1.38	%(d)	1.38	%(d)	7.29%
October 31, 2020	$55.83	(0.79)%		$1,555,290	0.79%		0.79%		1.15%		1.15%		10.84%
October 31, 2019	$59.55	11.79%		$944,249	0.79%		0.79%		1.44%		1.44%		10.26%

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Overseas Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$22.81	0.21		2.42	2.63	(0.41)	(0.13)	—	(0.54)
October 31, 2023	$21.26	0.37		1.99	2.36	(0.02)	(0.79)	—	(0.81)
October 31, 2022	$26.71	0.30		(4.30)	(4.00)	(0.87)	(0.58)	—	(1.45)
October 31, 2021	$22.80	0.31	(e)	3.65	3.96	(0.05)	—	—	(0.05)
October 31, 2020	$24.65	0.19		(0.71)	(0.52)	(0.50)	(0.83)	—	(1.33)
October 31, 2019	$22.71	0.32		2.28	2.60	(0.27)	(0.39)	—	(0.66)
First Eagle Overseas Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$21.55	0.11		2.31	2.42	(0.22)	(0.13)	—	(0.35)
October 31, 2023	$20.26	0.18		1.90	2.08	—	(0.79)	—	(0.79)
October 31, 2022	$25.44	0.11		(4.09)	(3.98)	(0.62)	(0.58)	—	(1.20)
October 31, 2021	$21.83	0.10	(e)	3.51	3.61	—	—	—	—
October 31, 2020	$23.58	0.02		(0.69)	(0.67)	(0.25)	(0.83)	—	(1.08)
October 31, 2019	$21.73	0.11		2.22	2.33	(0.09)	(0.39)	—	(0.48)
First Eagle Overseas Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$23.43	0.25		2.49	2.74	(0.48)	(0.13)	—	(0.61)
October 31, 2023	$21.83	0.44		2.03	2.47	(0.08)	(0.79)	—	(0.87)
October 31, 2022	$27.39	0.37		(4.40)	(4.03)	(0.95)	(0.58)	—	(1.53)
October 31, 2021	$23.38	0.40	(e)	3.73	4.13	(0.12)	—	—	(0.12)
October 31, 2020	$25.24	0.26		(0.72)	(0.46)	(0.57)	(0.83)	—	(1.40)
October 31, 2019	$23.26	0.39		2.33	2.72	(0.35)	(0.39)	—	(0.74)
First Eagle Overseas Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$23.44	0.26		2.49	2.75	(0.50)	(0.13)	—	(0.63)
October 31, 2023	$21.84	0.46		2.03	2.49	(0.10)	(0.79)	—	(0.89)
October 31, 2022	$27.40	0.39		(4.40)	(4.01)	(0.97)	(0.58)	—	(1.55)
October 31, 2021	$23.39	0.45	(e)	3.70	4.15	(0.14)	—	—	(0.14)
October 31, 2020	$25.25	0.28		(0.72)	(0.44)	(0.59)	(0.83)	—	(1.42)
October 31, 2019	$23.27	0.41		2.33	2.74	(0.37)	(0.39)	—	(0.76)

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$24.90	11.69	%(b)	$1,410,322	1.16	%(c)	1.16	%(c)	1.73	%(c)	1.73	%(c)	2.20	%(b)
October 31, 2023	$22.81	11.11%		$1,360,488	1.15%		1.15%		1.56%		1.56%		3.98%
October 31, 2022	$21.26	(15.62)%		$1,394,388	1.15%		1.15%		1.24%		1.24%		8.99%
October 31, 2021	$26.71	17.35	%(h)	$1,895,378	1.16%		1.16%		1.20	%(e)	1.20	%(e)	9.93%
October 31, 2020	$22.80	(2.35)%		$1,742,861	1.15%		1.15%		0.82%		0.82%		13.20%
October 31, 2019	$24.65	11.82%		$2,125,742	1.15%		1.15%		1.38%		1.38%		6.99%
First Eagle Overseas Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$23.62	11.33	%(b)	$67,241	1.90	%(c)	1.90	%(c)	0.94	%(c)	0.94	%(c)	2.20	%(b)
October 31, 2023	$21.55	10.26%		$74,231	1.88%		1.88%		0.82%		0.82%		3.98%
October 31, 2022	$20.26	(16.23)%		$92,476	1.89%		1.89%		0.48%		0.48%		8.99%
October 31, 2021	$25.44	16.49	%(h)	$157,203	1.89%		1.89%		0.41	%(e)	0.41	%(e)	9.93%
October 31, 2020	$21.83	(3.07)%		$228,072	1.89%		1.89%		0.08%		0.08%		13.20%
October 31, 2019	$23.58	10.98%		$378,755	1.89%		1.89%		0.50%		0.50%		6.99%
First Eagle Overseas Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$25.56	11.86	%(b)	$9,488,231	0.89	%(c)	0.89	%(c)	1.99	%(c)	1.99	%(c)	2.20	%(b)
October 31, 2023	$23.43	11.36%		$9,122,327	0.88%		0.88%		1.84%		1.84%		3.98%
October 31, 2022	$21.83	(15.40)%		$8,462,922	0.89%		0.89%		1.49%		1.49%		8.99%
October 31, 2021	$27.39	17.71	%(h)	$11,072,223	0.88%		0.88%		1.49	%(e)	1.49	%(e)	9.93%
October 31, 2020	$23.38	(2.06)%		$9,698,986	0.87%		0.87%		1.11%		1.11%		13.20%
October 31, 2019	$25.24	12.12%		$10,694,125	0.86%		0.86%		1.64%		1.64%		6.99%
First Eagle Overseas Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$25.56	11.91	%(b)	$1,405,712	0.80	%(c)	0.80	%(c)	2.10	%(c)	2.10	%(c)	2.20	%(b)
October 31, 2023	$23.44	11.45%		$1,289,925	0.80%		0.80%		1.91%		1.92%		3.98%
October 31, 2022	$21.84	(15.32)%		$1,255,272	0.80%		0.80%		1.58%		1.58%		8.99%
October 31, 2021	$27.40	17.78	%(h)	$1,566,467	0.79%		0.79%		1.65	%(e)	1.65	%(e)	9.93%
October 31, 2020	$23.39	(1.99)%		$919,645	0.80%		0.80%		1.19%		1.19%		13.20%
October 31, 2019	$25.25	12.21%		$759,773	0.80%		0.80%		1.74%		1.74%		6.99%

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Value Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$18.54	0.11	2.61	2.72	(0.24)	(1.01)	—	(1.25)
October 31, 2023	$18.41	0.22	1.37	1.59	(0.10)	(1.36)	—	(1.46)
October 31, 2022	$22.23	0.13	(2.08)	(1.95)	(0.17)	(1.70)	—	(1.87)
October 31, 2021	$16.97	0.09	5.49	5.58	(0.20)	(0.12)	—	(0.32)
October 31, 2020	$18.84	0.14	(0.48)	(0.34)	(0.16)	(1.37)	—	(1.53)
October 31, 2019	$19.89	0.16	1.44	1.60	(0.12)	(2.53)	—	(2.65)
First Eagle U.S. Value Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$17.40	0.03	2.46	2.49	(0.09)	(1.01)	—	(1.10)
October 31, 2023	$17.39	0.08	1.29	1.37	—	(1.36)	—	(1.36)
October 31, 2022	$21.08	(0.02)	(1.97)	(1.99)	—	(1.70)	—	(1.70)
October 31, 2021	$16.06	(0.06)	5.22	5.16	(0.02)	(0.12)	—	(0.14)
October 31, 2020	$17.89	0.01	(0.47)	(0.46)	—	(1.37)	—	(1.37)
October 31, 2019	$19.03	0.02	1.37	1.39	—	(2.53)	—	(2.53)
First Eagle U.S. Value Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$19.00	0.14	2.68	2.82	(0.29)	(1.01)	—	(1.30)
October 31, 2023	$18.84	0.28	1.39	1.67	(0.15)	(1.36)	—	(1.51)
October 31, 2022	$22.71	0.19	(2.13)	(1.94)	(0.23)	(1.70)	—	(1.93)
October 31, 2021	$17.32	0.15	5.61	5.76	(0.25)	(0.12)	—	(0.37)
October 31, 2020	$19.21	0.20	(0.51)	(0.31)	(0.21)	(1.37)	—	(1.58)
October 31, 2019	$20.23	0.21	1.48	1.69	(0.18)	(2.53)	—	(2.71)
First Eagle U.S. Value Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$19.00	0.15	2.67	2.82	(0.30)	(1.01)	—	(1.31)
October 31, 2023	$18.84	0.29	1.39	1.68	(0.16)	(1.36)	—	(1.52)
October 31, 2022	$22.71	0.20	(2.13)	(1.93)	(0.24)	(1.70)	—	(1.94)
October 31, 2021	$17.32	0.16	5.61	5.77	(0.26)	(0.12)	—	(0.38)
October 31, 2020	$19.22	0.19	(0.50)	(0.31)	(0.22)	(1.37)	—	(1.59)
October 31, 2019	$20.24	0.21	1.49	1.70	(0.19)	(2.53)	—	(2.72)

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Value Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$20.01	15.32	%(b)	$582,918	1.16	%(c)	1.12	%(c)	1.12	%(c)	1.16	%(c)	3.17	%(b)
October 31, 2023	$18.54	8.81%		$536,105	1.16%		1.10%		1.14%		1.19%		6.62%
October 31, 2022	$18.41	(9.12)%		$540,287	1.16%		1.11%		0.60%		0.65%		10.33%
October 31, 2021	$22.23	33.28%		$638,937	1.16%		1.11%		0.40%		0.45%		4.02%
October 31, 2020	$16.97	(2.23)%		$485,589	1.18%		1.13%		0.78%		0.83%		10.30%
October 31, 2019	$18.84	9.43%		$613,548	1.16%		1.11%		0.81%		0.86%		8.65%
First Eagle U.S. Value Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$18.79	14.91	%(b)	$29,368	1.93	%(c)	1.89	%(c)	0.34	%(c)	0.38	%(c)	3.17	%(b)
October 31, 2023	$17.40	8.00%		$29,230	1.91%		1.86%		0.37%		0.43%		6.62%
October 31, 2022	$17.39	(9.82)%		$34,953	1.92%		1.87%		(0.18)%		(0.13)%		10.33%
October 31, 2021	$21.08	32.29%		$53,912	1.95%		1.90%		(0.38)%		(0.33)%		4.02%
October 31, 2020	$16.06	(3.00)%		$101,600	1.94%		1.89%		0.03%		0.08%		10.30%
October 31, 2019	$17.89	8.59%		$194,380	1.92%		1.87%		0.06%		0.11%		8.65%
First Eagle U.S. Value Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$20.52	15.49	%(b)	$616,476	0.89	%(c)	0.85	%(c)	1.39	%(c)	1.43	%(c)	3.17	%(b)
October 31, 2023	$19.00	9.08%		$541,195	0.91%		0.86%		1.38%		1.44%		6.62%
October 31, 2022	$18.84	(8.88)%		$538,424	0.88%		0.83%		0.88%		0.93%		10.33%
October 31, 2021	$22.71	33.72%		$584,344	0.89%		0.84%		0.68%		0.73%		4.02%
October 31, 2020	$17.32	(2.01)%		$505,997	0.89%		0.84%		1.08%		1.13%		10.30%
October 31, 2019	$19.21	9.79%		$749,245	0.88%		0.83%		1.09%		1.14%		8.65%
First Eagle U.S. Value Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$20.51	15.52	%(b)	$37,032	0.84	%(c)	0.80	%(c)	1.43	%(c)	1.48	%(c)	3.17	%(b)
October 31, 2023	$19.00	9.14%		$32,405	0.84%		0.79%		1.46%		1.51%		6.62%
October 31, 2022	$18.84	(8.83)%		$25,921	0.83%		0.78%		0.94%		0.99%		10.33%
October 31, 2021	$22.71	33.78%		$25,676	0.84%		0.79%		0.72%		0.77%		4.02%
October 31, 2020	$17.32	(2.02)%		$15,058	0.86%		0.81%		1.03%		1.08%		10.30%
October 31, 2019	$19.22	9.83%		$15,949	0.83%		0.78%		1.09%		1.14%		8.65%

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Gold Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$22.30	0.05	2.93	2.98	(0.21)	—	—	(0.21)
October 31, 2023	$19.25	0.19	2.86	3.05	—	—	—	—
October 31, 2022	$22.94	0.05	(3.52)	(3.47)	(0.22)	—	—	(0.22)
October 31, 2021	$26.28	(0.01)	(3.01)	(3.02)	(0.32)	—	—	(0.32)
October 31, 2020	$18.66	(0.12)	7.74	7.62	—	—	—	—
October 31, 2019	$13.08	(0.04)	5.62	5.58	—	—	—	—
First Eagle Gold Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$20.10	(0.03)	2.64	2.61	(0.05)	—	—	(0.05)
October 31, 2023	$17.48	0.01	2.61	2.62	—	—	—	—
October 31, 2022	$20.82	(0.10)	(3.19)	(3.29)	(0.05)	—	—	(0.05)
October 31, 2021	$23.92	(0.17)	(2.76)	(2.93)	(0.17)	—	—	(0.17)
October 31, 2020	$17.11	(0.26)	7.07	6.81	—	—	—	—
October 31, 2019	$12.09	(0.15)	5.17	5.02	—	—	—	—
First Eagle Gold Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$23.08	0.08	3.04	3.12	(0.27)	—	—	(0.27)
October 31, 2023	$19.88	0.26	2.94	3.20	—	—	—	—
October 31, 2022	$23.68	0.12	(3.64)	(3.52)	(0.28)	—	—	(0.28)
October 31, 2021	$27.13	0.06	(3.13)	(3.07)	(0.38)	—	—	(0.38)
October 31, 2020	$19.22	(0.06)	7.99	7.93	(0.02)	—	—	(0.02)
October 31, 2019	$13.44	0.00 **	5.78	5.78	—	—	—	—
First Eagle Gold Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$23.16	0.09	3.04	3.13	(0.29)	—	—	(0.29)
October 31, 2023	$19.93	0.29	2.94	3.23	—	—	—	—
October 31, 2022	$23.74	0.13	(3.63)	(3.50)	(0.31)	—	—	(0.31)
October 31, 2021	$27.19	0.08	(3.13)	(3.05)	(0.40)	—	—	(0.40)
October 31, 2020	$19.26	(0.03)	7.99	7.96	(0.03)	—	—	(0.03)
October 31, 2019	$13.46	0.01	5.79	5.80	—	—	—	—

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$25.07	13.41	%(b)	$603,019	1.18	%(c)	1.18	%(c)	0.44	%(c)	0.44	%(c)	40.04	%(b)
October 31, 2023	$22.30	15.84%		$549,712	1.19%		1.18%		0.81%		0.81%		16.39%
October 31, 2022	$19.25	(15.24)%		$494,372	1.19%		1.19%		0.24%		0.24%		17.78%
October 31, 2021	$22.94	(11.60)%		$578,968	1.22%		1.22%		(0.03)%		(0.03)%		5.13%
October 31, 2020	$26.28	40.84%		$643,945	1.21%		1.21%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$18.66	42.66%		$386,633	1.29%		1.29%		(0.27)%		(0.27)%		20.01%
First Eagle Gold Fund Class C***
Six Months Ended April 30, 2024 (unaudited)	$22.66	12.99	%(b)	$112,192	1.93	%(c)	1.93	%(c)	(0.31	)%(c)	(0.31	)%(c)	40.04	%(b)
October 31, 2023	$20.10	14.99%		$108,058	1.92%		1.92%		0.06%		0.07%		16.39%
October 31, 2022	$17.48	(15.87)%		$104,359	1.93%		1.93%		(0.51)%		(0.51)%		17.78%
October 31, 2021	$20.82	(12.25)%		$144,502	1.95%		1.95%		(0.77)%		(0.77)%		5.13%
October 31, 2020	$23.92	39.80%		$179,978	1.95%		1.95%		(1.25)%		(1.25)%		3.34%
October 31, 2019	$17.11	41.52%		$115,624	2.05%		2.05%		(1.02)%		(1.02)%		20.01%
First Eagle Gold Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$25.93	13.58	%(b)	$1,447,096	0.95	%(c)	0.94	%(c)	0.66	%(c)	0.67	%(c)	40.04	%(b)
October 31, 2023	$23.08	16.10%		$1,349,359	0.94%		0.94%		1.07%		1.07%		16.39%
October 31, 2022	$19.88	(15.00)%		$1,075,242	0.94%		0.94%		0.50%		0.50%		17.78%
October 31, 2021	$23.68	(11.41)%		$1,349,701	0.96%		0.96%		0.23%		0.23%		5.13%
October 31, 2020	$27.13	41.29%		$1,424,181	0.92%		0.92%		(0.25)%		(0.25)%		3.34%
October 31, 2019	$19.22	43.01%		$553,633	0.99%		0.99%		0.01%		0.01%		20.01%
First Eagle Gold Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$26.00	13.60	%(b)	$169,406	0.85	%(c)	0.84	%(c)	0.78	%(c)	0.78	%(c)	40.04	%(b)
October 31, 2023	$23.16	16.21%		$147,133	0.85%		0.84%		1.18%		1.19%		16.39%
October 31, 2022	$19.93	(14.91)%		$105,438	0.85%		0.85%		0.59%		0.59%		17.78%
October 31, 2021	$23.74	(11.33)%		$103,234	0.85%		0.85%		0.31%		0.31%		5.13%
October 31, 2020	$27.19	41.42%		$209,208	0.85%		0.85%		(0.14)%		(0.14)%		3.34%
October 31, 2019	$19.26	43.09%		$163,259	0.89%		0.89%		0.03%		0.03%		20.01%
First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Income Builder Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$11.89	0.18		0.93	1.11	(0.18)	—	—	(0.18)
October 31, 2023	$11.62	0.32		0.43	0.75	(0.29)	(0.19)	—	(0.48)
October 31, 2022	$13.52	0.27		(1.34)	(1.07)	(0.26)	(0.57)	—	(0.83)
October 31, 2021	$11.47	0.27	(f)	2.17	2.44	(0.26)	(0.13)	—	(0.39)
October 31, 2020	$12.15	0.22		(0.64)	(0.42)	(0.22)	(0.04)	—	(0.26)
October 31, 2019	$11.45	0.25		0.70	0.95	(0.25)	—	—	(0.25)
First Eagle Global Income Builder Fund Class C
Six Months Ended April 30, 2024 (unaudited)	$11.98	0.13		0.93	1.06	(0.13)	—	—	(0.13)
October 31, 2023	$11.70	0.23		0.44	0.67	(0.20)	(0.19)	—	(0.39)
October 31, 2022	$13.47	0.17		(1.34)	(1.17)	(0.03)	(0.57)	—	(0.60)
October 31, 2021	$11.44	0.16	(f)	2.17	2.33	(0.17)	(0.13)	—	(0.30)
October 31, 2020	$12.11	0.13		(0.63)	(0.50)	(0.13)	(0.04)	—	(0.17)
October 31, 2019	$11.42	0.16		0.69	0.85	(0.16)	—	—	(0.16)
First Eagle Global Income Builder Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$11.84	0.20		0.91	1.11	(0.19)	—	—	(0.19)
October 31, 2023	$11.56	0.35		0.43	0.78	(0.31)	(0.19)	—	(0.50)
October 31, 2022	$13.48	0.30		(1.34)	(1.04)	(0.31)	(0.57)	—	(0.88)
October 31, 2021	$11.45	0.30	(f)	2.15	2.45	(0.29)	(0.13)	—	(0.42)
October 31, 2020	$12.12	0.25		(0.63)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.43	0.28		0.69	0.97	(0.28)	—	—	(0.28)
First Eagle Global Income Builder Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$11.82	0.20		0.92	1.12	(0.20)	—	—	(0.20)
October 31, 2023	$11.55	0.36		0.42	0.78	(0.32)	(0.19)	—	(0.51)
October 31, 2022	$13.47	0.31		(1.33)	(1.02)	(0.33)	(0.57)	—	(0.90)
October 31, 2021	$11.44	0.31	(f)	2.15	2.46	(0.30)	(0.13)	—	(0.43)
October 31, 2020	$12.11	0.24		(0.62)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.42	0.27		0.70	0.97	(0.28)	—	—	(0.28)

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Income Builder Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$12.82	9.33	%(b)	$643,979	1.17	%(c)	1.16	%(c)	2.91	%(c)	2.91	%(c)	6.35	%(b)
October 31, 2023	$11.89	6.35%		$622,236	1.18%		1.18%		2.60%		2.60%		20.41%
October 31, 2022	$11.62	(8.23)%		$541,002	1.16%		1.16%		2.17%		2.18%		13.76%
October 31, 2021	$13.52	21.36	%(i)	$492,402	1.17%		1.17%		2.04	%(f)	2.04	%(f)	22.80%
October 31, 2020	$11.47	(3.38)%		$359,442	1.19%		1.19%		1.87%		1.87%		28.98%
October 31, 2019	$12.15	8.40%		$392,942	1.18%		1.18%		2.10%		2.10%		25.54%
First Eagle Global Income Builder Fund Class C
Six Months Ended April 30, 2024 (unaudited)	$12.91	8.86	%(b)	$76,050	1.95	%(c)	1.95	%(c)	2.07	%(c)	2.07	%(c)	6.35	%(b)
October 31, 2023	$11.98	5.65%		$82,141	1.94%		1.94%		1.79%		1.79%		20.41%
October 31, 2022	$11.70	(8.95)%		$98,977	1.94%		1.94%		1.38%		1.38%		13.76%
October 31, 2021	$13.47	20.48	%(i)	$153,654	1.94%		1.94%		1.25	%(f)	1.25	%(f)	22.80%
October 31, 2020	$11.44	(4.15)%		$186,154	1.95%		1.95%		1.11%		1.11%		28.98%
October 31, 2019	$12.11	7.53%		$289,037	1.94%		1.94%		1.36%		1.36%		25.54%
First Eagle Global Income Builder Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$12.76	9.41	%(b)	$904,871	0.96	%(c)	0.95	%(c)	3.14	%(c)	3.14	%(c)	6.35	%(b)
October 31, 2023	$11.84	6.69%		$874,530	0.97%		0.97%		2.83%		2.84%		20.41%
October 31, 2022	$11.56	(7.98)%		$751,297	0.93%		0.93%		2.43%		2.43%		13.76%
October 31, 2021	$13.48	21.62	%(i)	$668,678	0.93%		0.93%		2.26	%(f)	2.26	%(f)	22.80%
October 31, 2020	$11.45	(3.14)%		$630,351	0.94%		0.94%		2.11%		2.11%		28.98%
October 31, 2019	$12.12	8.60%		$793,440	0.93%		0.93%		2.36%		2.36%		25.54%
First Eagle Global Income Builder Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$12.74	9.46	%(b)	$67,875	0.88	%(c)	0.88	%(c)	3.24	%(c)	3.24	%(c)	6.35	%(b)
October 31, 2023	$11.82	6.68%		$62,556	0.89%		0.89%		2.92%		2.93%		20.41%
October 31, 2022	$11.55	(7.85)%		$45,873	0.87%		0.87%		2.49%		2.49%		13.76%
October 31, 2021	$13.47	21.72	%(i)	$24,506	0.87%		0.87%		2.35	%(f)	2.35	%(f)	22.80%
October 31, 2020	$11.44	(3.14)%		$15,649	0.90%		0.90%		2.01%		2.01%		28.98%
October 31, 2019	$12.11	8.62%		$1,233	0.93%		0.93%		2.31%		2.31%		25.54%

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss	Net realized and unrealized gains (losses) on investments		Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Rising Dividend Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$22.39	0.19	2.97	(j)	3.16	(0.15)	(1.67)	—	(1.82)
October 31, 2023	$20.30	0.35	2.50	(l)	2.85	(0.26)	(0.50)	—	(0.76)
October 31, 2022	$29.80	0.16	(6.00)		(5.84)	(0.12)	(3.54)	—	(3.66)
October 31, 2021	$25.84	0.09	8.37		8.46	(0.06)	(4.44)	—	(4.50)
October 31, 2020	$26.45	0.01	(0.38)		(0.37)	(0.01)	(0.23)	—	(0.24)
October 31, 2019	$30.53	0.03	1.50		1.53	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class C
Six Months Ended April 30, 2024 (unaudited)	$13.63	0.06	1.76	(j)	1.82	(0.10)	(1.67)	—	(1.77)
October 31, 2023	$12.63	0.10	1.56	(l)	1.66	(0.16)	(0.50)	—	(0.66)
October 31, 2022	$20.00	(0.03)	(3.76)		(3.79)	(0.04)	(3.54)	—	(3.58)
October 31, 2021	$18.74	(0.07)	5.77		5.70	—	(4.44)	—	(4.44)
October 31, 2020	$19.37	(0.14)	(0.26)		(0.40)	—	(0.23)	—	(0.23)
October 31, 2019	$24.09	(0.12)	1.01		0.89	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$23.62	0.23	3.14	(j)	3.37	(0.18)	(1.67)	—	(1.85)
October 31, 2023	$21.38	0.43	2.62	(l)	3.05	(0.31)	(0.50)	—	(0.81)
October 31, 2022	$31.17	0.21	(6.29)		(6.08)	(0.17)	(3.54)	—	(3.71)
October 31, 2021	$26.91	0.17	8.72		8.89	(0.19)	(4.44)	—	(4.63)
October 31, 2020	$27.54	0.09	(0.37)		(0.28)	(0.12)	(0.23)	—	(0.35)
October 31, 2019	$31.46	0.13	1.56		1.69	—	(5.61)	—	(5.61)
First Eagle Rising Dividend Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$23.62	0.24	3.13	(j)	3.37	(0.18)	(1.67)	—	(1.85)
October 31, 2023	$21.37	0.43	2.63	(l)	3.06	(0.31)	(0.50)	—	(0.81)
October 31, 2022	$31.17	0.21	(6.30)		(6.09)	(0.17)	(3.54)	—	(3.71)
October 31, 2021	$26.92	0.17	8.74		8.91	(0.22)	(4.44)	—	(4.66)
October 31, 2020	$27.57	0.07	(0.37)		(0.30)	(0.12)	(0.23)	—	(0.35)
October 31, 2019	$31.46	0.09	1.63		1.72	—	(5.61)	—	(5.61)

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Rising Dividend Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$23.73	14.59	%(b)(k)	$262,650	1.11	%(c)	0.90	%(c)	1.42	%(c)	1.64	%(c)	5.22	%(b)
October 31, 2023	$22.39	14.17	%(m)	$243,724	1.10%		0.90%		1.36%		1.56%		30.98%
October 31, 2022	$20.30	(21.94)%		$246,151	1.05%		0.90%		0.54%		0.69%		10.87%
October 31, 2021	$29.80	36.58%		$235,888	1.04%		0.90%		0.20%		0.34%		40.70%
October 31, 2020	$25.84	(1.43)%		$203,581	1.34%		1.28%		(0.04)%		0.02%		97.86%
October 31, 2019	$26.45	7.58%		$273,446	1.38%		1.37%		0.11%		0.13%		26.42%
First Eagle Rising Dividend Fund Class C
Six Months Ended April 30, 2024 (unaudited)	$13.68	14.11	%(b)(k)	$6,083	1.92	%(c)	1.65	%(c)	0.57	%(c)	0.84	%(c)	5.22	%(b)
October 31, 2023	$13.63	13.31	%(m)	$8,098	1.82%		1.65%		0.57%		0.74%		30.98%
October 31, 2022	$12.63	(22.50)%		$16,002	1.84%		1.65%		(0.36)%		(0.17)%		10.87%
October 31, 2021	$20.00	35.52%		$37,722	1.79%		1.65%		(0.54)%		(0.40)%		40.70%
October 31, 2020	$18.74	(2.12)%		$62,901	2.09%		2.03%		(0.79)%		(0.73)%		97.86%
October 31, 2019	$19.37	6.77%		$115,146	2.12%		2.10%		(0.61)%		(0.60)%		26.42%
First Eagle Rising Dividend Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$25.14	14.72	%(b)(k)	$117,808	0.79	%(c)	0.65	%(c)	1.73	%(c)	1.88	%(c)	5.22	%(b)
October 31, 2023	$23.62	14.43	%(m)	$95,458	0.77%		0.65%		1.68%		1.81%		30.98%
October 31, 2022	$21.38	(21.71)%		$97,103	0.74%		0.65%		0.77%		0.86%		10.87%
October 31, 2021	$31.17	36.88%		$162,113	0.70%		0.65%		0.53%		0.58%		40.70%
October 31, 2020	$26.91	(1.09)%		$167,093	1.01%		0.96%		0.28%		0.33%		97.86%
October 31, 2019	$27.54	7.88%		$384,510	1.05%		1.03%		0.45%		0.46%		26.42%
First Eagle Rising Dividend Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$25.14	14.73	%(b)(k)	$7,322	0.76	%(c)	0.65	%(c)	1.78	%(c)	1.89	%(c)	5.22	%(b)
October 31, 2023	$23.62	14.48	%(m)	$6,427	0.74%		0.65%		1.73%		1.82%		30.98%
October 31, 2022	$21.37	(21.75)%		$5,206	0.69%		0.65%		0.84%		0.88%		10.87%
October 31, 2021	$31.17	36.93%		$7,056	0.67%		0.65%		0.57%		0.59%		40.70%
October 31, 2020	$26.92	(1.13)%		$5,471	1.00%		0.95%		0.20%		0.26%		97.86%
October 31, 2019	$27.57	8.00%		$2,656	1.00%		0.99%		0.32%		0.32%		26.42%

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital		Total distributions
First Eagle Small Cap Opportunity Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$8.19	0.01	1.54	1.55	(0.04)	—	—		(0.04)
October 31, 2023	$8.47	0.01	(0.29)	(0.28)	—	—	—		—
October 31, 2022	$9.76	(0.02)	(1.27)	(1.29)	—	—	—		—
For The Period 7/01/21^- 10/31/21	$10.12	(0.02)	(0.34)	(0.36)	—	—	—		—
First Eagle Small Cap Opportunity Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$8.23	0.03	1.53	1.56	(0.06)	—	—		(0.06)
October 31, 2023	$8.50	0.03	(0.29)	(0.26)	(0.01)	—	—		(0.01)
October 31, 2022	$9.77	0.00 **	(1.27)	(1.27)	—	—	—		—
For The Period 4/27/21^- 10/31/21	$10.00	(0.02)	(0.02)	(0.04)	(0.00)**	(0.19)	(0.00	)**	(0.19)
First Eagle Small Cap Opportunity Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$8.23	0.03	1.54	1.57	(0.06)	—	—		(0.06)
October 31, 2023	$8.50	0.03	(0.29)	(0.26)	(0.01)	—	—		(0.01)
October 31, 2022	$9.77	0.00 **	(1.27)	(1.27)	—	—	—		—
For The Period 7/01/21^- 10/31/21	$10.12	(0.01)	(0.34)	(0.35)	—	—	—		—
First Eagle U.S. Smid Cap Opportunity Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$8.70	0.00 **	1.84	1.84	(0.19)	—	—		(0.19)
October 31, 2023	$8.97	0.03	(0.29)	(0.26)	(0.01)	—	—		(0.01)
For The Period 8/15/22^- 10/31/22	$10.00	0.01	(1.04)	(1.03)	—	—	—		—
First Eagle U.S. Smid Cap Opportunity Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$8.72	0.02	1.85	1.87	(0.04)	—	—		(0.04)
October 31, 2023	$8.98	0.04	(0.27)	(0.23)	(0.03)	—	—		(0.03)
For The Period 8/15/22^- 10/31/22	$10.00	0.01	(1.03)	(1.02)	—	—	—		—

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Small Cap Opportunity Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$9.70	18.96	%(b)	$91,820	1.25	%(c)	1.25	%(c)	0.28	%(c)	0.28	%(c)	19.32	%(b)
October 31, 2023	$8.19	(3.31)%		$61,379	1.32%		1.25%		(0.01)%		0.06%		41.12%
October 31, 2022	$8.47	(13.22)%		$37,220	1.41%		1.25%		(0.42)%		(0.26)%		45.84%
For The Period 7/01/21^- 10/31/21	$9.76	(3.56	)%(b)	$10,060	1.95	%(c)	1.25	%(c)	(1.30	)%(c)	(0.60	)%(c)	13.63	%(b)
First Eagle Small Cap Opportunity Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$9.73	19.00	%(b)	$1,606,915	1.03	%(c)	1.00	%(c)	0.50	%(c)	0.52	%(c)	19.32	%(b)
October 31, 2023	$8.23	(3.08)%		$1,183,672	1.09%		1.00%		0.22%		0.31%		41.12%
October 31, 2022	$8.50	(13.00)%		$501,227	1.17%		1.00%		(0.16)%		0.01%		45.84%
For The Period 4/27/21^- 10/31/21	$9.77	(0.47	)%(b)	$93,195	2.07	%(c)	1.00	%(c)	(1.37	)%(c)	(0.30	)%(c)	13.63	%(b)
First Eagle Small Cap Opportunity Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$9.74	19.12	%(b)	$92,563	0.99	%(c)	0.99	%(c)	0.53	%(c)	0.53	%(c)	19.32	%(b)
October 31, 2023	$8.23	(3.08)%		$64,646	1.02%		1.00%		0.29%		0.31%		41.12%
October 31, 2022	$8.50	(13.00)%		$22,857	1.28%		1.00%		(0.23)%		0.04%		45.84%
For The Period 7/01/21^- 10/31/21	$9.77	(3.46	)%(b)	$1,236	1.98	%(c)	1.00	%(c)	(1.29	)%(c)	(0.31	)%(c)	13.63	%(b)
First Eagle U.S. Smid Cap Opportunity Fund Class A
Six Months Ended April 30, 2024 (unaudited)	$10.35	21.31	%(b)	$277	2.31	%(c)	1.20	%(c)	(1.09	)%(c)	0.02	%(c)	11.07	%(b)
October 31, 2023	$8.70	(2.90)%		$78	7.08%		1.20%		(5.56)%		0.31%		30.48%
For The Period 8/15/22^- 10/31/22	$8.97	(10.30	)%(b)	$49	57.34	%(c)	1.18	%(c)	(55.81	)%(c)	0.35	%(c)	4.00	%(b)
First Eagle U.S. Smid Cap Opportunity Fund Class I
Six Months Ended April 30, 2024 (unaudited)	$10.55	21.45	%(b)	$35,215	1.79	%(c)	0.95	%(c)	(0.47	)%(c)	0.37	%(c)	11.07	%(b)
October 31, 2023	$8.72	(2.60)%		$27,633	2.96%		0.95%		(1.56)%		0.44%		30.48%
For The Period 8/15/22^- 10/31/22	$8.98	(10.20	)%(b)	$1,046	46.97	%(c)	0.95	%(c)	(45.46	)%(c)	0.56	%(c)	4.00	%(b)

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Smid Cap Opportunity Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$8.71	0.02	1.81	1.83	(0.33)	—	—	(0.33)
October 31, 2023	$8.98	0.06	(0.29)	(0.23)	(0.04)	—	—	(0.04)
For The Period 8/15/22^- 10/31/22	$10.00	0.01	(1.03)	(1.02)	—	—	—	—
First Eagle Global Real Assets Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$9.78	0.08	0.97	1.05	(0.17)	—	—	(0.17)
October 31, 2023	$9.57	0.19	0.12	0.31	(0.10)	—	—	(0.10)
For The Period 11/30/21^- 10/31/22	$10.00	0.13	(0.56)	(0.43)	—	—	—	—
First Eagle Global Real Assets Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$9.73	0.09	0.97	1.06	(0.22)	—	—	(0.22)
October 31, 2023	$9.59	0.20	0.14	0.34	(0.20)	—	—	(0.20)
For The Period 11/30/21^- 10/31/22	$10.00	0.15	(0.56)	(0.41)	—	—	—	—
First Eagle Global Real Assets Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$9.73	0.09	0.97	1.06	(0.22)	—	—	(0.22)
October 31, 2023	$9.59	0.21	0.13	0.34	(0.20)	—	—	(0.20)
For The Period 11/30/21^- 10/31/22	$10.00	0.15	(0.56)	(0.41)	—	—	—	—
First Eagle High Yield Municipal Fund Class A (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$7.78	0.22	0.48	0.70	(0.22)	—	—	(0.22)
October 31, 2023	$7.77	0.41	0.01	0.42	(0.41)	—	—	(0.41)
October 31, 2022	$8.98	0.36	(1.21)	(0.85)	(0.36)	—	—	(0.36)
October 31, 2021	$8.71	0.33	0.27	0.60	(0.33)	—	—	(0.33)
October 31, 2020	$8.71	0.37	(0.01)	0.36	(0.36)	—	—	(0.36)
October 31, 2019	$8.81	0.41	(0.11)	0.30	(0.40)	—	—	(0.40)

First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Smid Cap Opportunity Fund Class R6
Six Months Ended April 30, 2024 (unaudited)	$10.21	21.45	%(b)	$53	2.45	%(c)	0.95	%(c)	(1.13	)%(c)	0.38	%(c)	11.07	%(b)
October 31, 2023	$8.71	(2.64)%		$44	8.96%		0.95%		(7.42)%		0.60%		30.48%
For The Period 8/15/22^- 10/31/22	$8.98	(10.20	)%(b)	$45	47.13	%(c)	0.94	%(c)	(45.59	)%(c)	0.60	%(c)	4.00	%(b)
First Eagle Global Real Assets Fund Class A***
Six Months Ended April 30, 2024 (unaudited)	$10.66	10.86	%(b)	$1,866	4.79	%(c)	1.10	%(c)	(2.12	)%(c)	1.56	%(c)	26.43	%(b)
October 31, 2023	$9.78	3.17%		$1,700	5.91%		1.09%		(3.00)%		1.82%		39.01%
For The Period 11/30/21^- 10/31/22	$9.57	(4.30	)%(b)	$1,286	5.23	%(c)	1.09	%(c)	(2.78	)%(c)	1.37	%(c)	12.37	%(b)
First Eagle Global Real Assets Fund Class I***
Six Months Ended April 30, 2024 (unaudited)	$10.57	10.96	%(b)	$10,354	4.51	%(c)	0.85	%(c)	(1.85	)%(c)	1.81	%(c)	26.43	%(b)
October 31, 2023	$9.73	3.43%		$8,574	5.46%		0.85%		(2.59)%		2.01%		39.01%
For The Period 11/30/21^- 10/31/22	$9.59	(4.10	)%(b)	$7,074	4.85	%(c)	0.85	%(c)	(2.34	)%(c)	1.65	%(c)	12.37	%(b)
First Eagle Global Real Assets Fund Class R6***
Six Months Ended April 30, 2024 (unaudited)	$10.57	10.98	%(b)	$1,126	4.57	%(c)	0.85	%(c)	(1.91	)%(c)	1.81	%(c)	26.43	%(b)
October 31, 2023	$9.73	3.45%		$1,029	5.51%		0.85%		(2.63)%		2.03%		39.01%
For The Period 11/30/21^- 10/31/22	$9.59	(4.10	)%(b)	$1,000	4.86	%(c)	0.85	%(c)	(2.38	)%(c)	1.63	%(c)	12.37	%(b)
First Eagle High Yield Municipal Fund Class A (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$8.26	9.15	%(b)	$274,184	1.01	%(c)	0.40	%(c)	4.72	%(c)	5.34	%(c)	140.19	%(b)
October 31, 2023	$7.78	5.37%		$63,824	1.14%		0.98%		4.98%		5.15%		24.60%
October 31, 2022	$7.77	(9.59)%		$68,391	1.13%		1.13%		4.37%		4.37%		28.00%
October 31, 2021	$8.98	7.01%		$83,819	1.23%		1.16%		3.56%		3.63%		64.11%
October 31, 2020	$8.71	4.39%		$73,112	1.33%		1.23%		4.27%		4.37%		55.38%
October 31, 2019	$8.71	3.54%		$73,567	1.34%		1.24%		4.55%		4.65%		24.19%

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle High Yield Municipal Fund Class C (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$7.77	0.19	0.49	0.68	(0.19)	—	—	(0.19)
October 31, 2023	$7.77	0.35	0.00 **	0.35	(0.35)	—	—	(0.35)
October 31, 2022	$8.97	0.30	(1.19)	(0.89)	(0.31)	—	—	(0.31)
October 31, 2021	$8.70	0.26	0.28	0.54	(0.27)	—	—	(0.27)
October 31, 2020	$8.70	0.31	(0.01)	0.30	(0.30)	—	—	(0.30)
October 31, 2019	$8.80	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)
First Eagle High Yield Municipal Fund Class I (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$7.78	0.23	0.49	0.72	(0.24)	—	—	(0.24)
October 31, 2023	$7.78	0.43	(0.01)	0.42	(0.42)	—	—	(0.42)
October 31, 2022	$8.98	0.39	(1.21)	(0.82)	(0.38)	—	—	(0.38)
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—	(0.36)
October 31, 2020	$8.71	0.39	0.00 **	0.39	(0.39)	—	—	(0.39)
October 31, 2019	$8.81	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)
First Eagle High Yield Municipal Fund Class R6 (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$7.78	0.23	0.51	0.74	(0.23)	—	—	(0.23)
October 31, 2023	$7.78	0.43	(0.01)	0.42	(0.42)	—	—	(0.42)
October 31, 2022	$8.98	0.39	(1.19)	(0.80)	(0.40)	—	—	(0.40)
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—	(0.36)
October 31, 2020	$8.71	0.39	(0.01)	0.38	(0.38)	—	—	(0.38)
October 31, 2019	$8.82	0.43	(0.11)	0.32	(0.43)	—	—	(0.43)
First Eagle Short Duration High Yield Municipal Fund Class A
For The Period 1/02/24^-4/30/24 (unaudited)	$10.00	0.14	0.05	0.19	(0.13)	—	—	(0.13)
First Eagle Short Duration High Yield Municipal Fund Class I
For The Period 1/02/24^-4/30/24 (unaudited)	$10.00	0.14	0.06	0.20	(0.15)	—	—	(0.15)
First Eagle Short Duration High Yield Municipal Fund Class R6
For The Period 1/02/24^-4/30/24 (unaudited)	$10.00	0.15	0.05	0.20	(0.14)	—	—	(0.14)
First Eagle Funds | Semiannual Report | April 30, 2024

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Yield Municipal Fund Class C (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$8.26	8.77	%(b)	$21,734	1.76	%(c)	1.15	%(c)	4.00	%(c)	4.61	%(c)	140.19	%(b)
October 31, 2023	$7.77	4.45%		$4,957	1.89%		1.74%		4.24%		4.39%		24.60%
October 31, 2022	$7.77	(10.15)%		$7,376	1.88%		1.88%		3.55%		3.55%		28.00%
October 31, 2021	$8.97	6.20%		$15,129	2.01%		1.94%		2.81%		2.88%		64.11%
October 31, 2020	$8.70	3.60%		$31,972	2.10%		2.00%		3.53%		3.63%		55.38%
October 31, 2019	$8.70	2.77%		$50,100	2.10%		2.00%		3.83%		3.93%		24.19%
First Eagle High Yield Municipal Fund Class I (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$8.26	9.26	%(b)	$592,484	0.68	%(c)	0.15	%(c)	5.04	%(c)	5.57	%(c)	140.19	%(b)
October 31, 2023	$7.78	5.49%		$76,482	0.89%		0.73%		5.23%		5.39%		24.60%
October 31, 2022	$7.78	(9.23)%		$99,295	0.86%		0.86%		4.62%		4.62%		28.00%
October 31, 2021	$8.98	7.29%		$132,026	0.97%		0.90%		3.82%		3.89%		64.11%
October 31, 2020	$8.71	4.68%		$126,527	1.04%		0.94%		4.54%		4.64%		55.38%
October 31, 2019	$8.71	3.84%		$144,532	1.05%		0.95%		4.86%		4.96%		24.19%
First Eagle High Yield Municipal Fund Class R6 (formerly named First Eagle High Income Fund)
Six Months Ended April 30, 2024 (unaudited)	$8.29	9.60	%(b)	$1,646	1.03	%(c)	0.14	%(c)	4.84	%(c)	5.74	%(c)	140.19	%(b)
October 31, 2023	$7.78	5.48%		$7,823	0.81%		0.70%		5.32%		5.44%		24.60%
October 31, 2022	$7.78	(9.16)%		$1,000	0.78%		0.78%		4.74%		4.74%		28.00%
October 31, 2021	$8.98	7.34%		$1,066	0.92%		0.85%		3.87%		3.94%		64.11%
October 31, 2020	$8.71	4.64%		$1,033	1.07%		0.97%		4.47%		4.57%		55.38%
October 31, 2019	$8.71	3.75%		$1,907	1.02%		0.92%		4.78%		4.89%		24.19%
First Eagle Short Duration High Yield Municipal Fund Class A
For The Period 1/02/24^-4/30/24 (unaudited)	$10.06	1.93	%(b)	$1,584	5.49	%(c)	0.85	%(c)	(0.45	)%(c)	4.19	%(c)	37.96	%(b)
First Eagle Short Duration High Yield Municipal Fund Class I
For The Period 1/02/24^-4/30/24 (unaudited)	$10.05	2.03	%(b)	$18,337	5.37	%(c)	0.60	%(c)	(0.34	)%(c)	4.43	%(c)	37.96	%(b)
First Eagle Short Duration High Yield Municipal Fund Class R6
For The Period 1/02/24^-4/30/24 (unaudited)	$10.06	2.02	%(b)	$1,021	5.65	%(c)	0.60	%(c)	(0.61	)%(c)	4.44	%(c)	37.96	%(b)

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd., and First Eagle Global Real Assets Cayman Fund, Ltd., respectively.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Yield Municipal Fund and First Eagle Short Duration High Yield Municipal Fund , which have a sales charge of 2.50% and the maximum contingent deferred sales charge (CDSC) of 1.00% for Class C Shares. Prior to December 27, 2023, the sales charge for Class A was 4.50% for First Eagle High Yield Municipal Fund, which was also not taken into account. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge for all funds, except First Eagle Global Income Builder Fund, First Eagle High Yield Municipal Fund, and First Eagle Short Duration High Yield Municipal Fund. With respect to the First Eagle Global Income Builder Fund, First Eagle High Yield Municipal Fund, and First Eagle Short Duration High Yield Municipal Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(b)  Not Annualized.

(c)  Annualized.

(d)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Fund would have been 0.44, (0.15), 0.62 and 0.67 for Class A, Class C, Class I and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers ratios would have been 0.68%, (0.12)%, 0.93% and 1.02% for Class A, Class C, Class I and Class R6 shares, respectively.

(e)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Overseas Fund would have been 0.20, (0.03), 0.29 and 0.35 for Class A, Class C, Class I and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers income ratios would have been 0.82%, 0.03%, 1.12% and 1.28% for Class A, Class C, Class I and Class R6 shares, respectively.

(f)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Income Builder Fund would have been 0.24, 0.13, 0.28 and 0.29 for Class A, Class C, Class I and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers ratios would have been 1.85%, 1.06%, 2.08% and 2.16% for Class A, Class C, Class I and Class R6 shares, respectively.

(g)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Fund would have been 26.05%, 24.96%, 26.38% and 26.48% for Class A, Class C, Class I and Class R6 shares, respectively.

(h)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Overseas Fund would have been 16.90%, 15.94%, 17.24% and 17.35% for Class A, Class C, Class I and Class R6 shares, respectively.

(i)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Income Builder Fund would have been 21.09%, 20.21%, 21.44% and 21.54% for Class A, Class C, Class I and Class R6 shares, respectively.

(j)  Net realized and unrealized gains (losses) includes litigation proceeds. Without these proceeds, the net realized and unrealized gains (losses) per share for First Eagle Rising Dividend Fund would have been 2.94, 1.75, 3.12 and 3.10 for Class A, Class C, Class I and Class R6 shares, respectively.

(k)  Total return includes litigation proceeds. Without these proceeds, the total returns for First Eagle Rising Dividend Fund would have been 14.45%, 14.02%, 14.63% and 14.60% for Class A, Class C, Class I and Class R6 shares, respectively.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Financial Highlights

(l)  Net realized and unrealized gains (losses) includes litigation proceeds. Without these proceeds, the net realized and unrealized gains (losses) per share for First Eagle Rising Dividend Fund would have been 2.13, 1.23, 2.24 and 2.27 for Class A, Class C, Class I and Class R6 shares, respectively.

(m)  Total return includes litigation proceeds. Without these proceeds, the total returns for First Eagle Rising Dividend Fund would have been 12.28%, 10.57%, 12.58% and 12.73% for Class A, Class C, Class I and Class R6 shares, respectively.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As of April 30, 2024, the Trust consists of eleven separate portfolios, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund (formerly named First Eagle High Income Fund) and First Eagle Short Duration High Yield Municipal Fund (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Rising Dividend Fund, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle Rising Dividend Fund seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity instruments. The First Eagle Small Cap Opportunity Fund seeks long-term growth of capital. The First Eagle U.S. Smid Cap Opportunity Fund seeks long-term growth of capital by investing, under normal circumstances, in equity securities of small- and mid-cap ("smid cap") companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. The First Eagle Global Real Assets Fund seeks long-term growth of capital. The First Eagle High Yield Municipal Fund seeks to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund's primary objective. The First Eagle Short Duration High Yield Municipal Fund seeks to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund's primary objective. The First Eagle Short Duration High Yield Municipal Fund incepted on January 2, 2024.

The Funds generally offer up to four share classes, Class A shares, Class C shares, Class I shares and Class R6 shares, except for the First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund and First Eagle Short Duration High Yield Municipal Fund, which

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

offer Class A shares, Class I shares and Class R6 shares only. On December 1, 2023, Class R3 Shares, Class R4 Shares, Class R5 Shares of the Funds were closed to new investors. On February 28, 2024, all remaining Class R3 shares, Class R4 shares, and Class R5 shares of the Funds converted into Class R6 shares. As a result, Class R3 shares, Class R4 shares, and Class R5 shares were terminated.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), First Eagle Gold Fund (the "Gold Fund") and First Eagle Global Real Assets Fund (the "Global Real Assets Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd., and First Eagle Global Real Assets Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of April 30, 2024, the First Eagle Global Cayman Fund, Ltd. has $5,433,761,702 in net assets, representing 10.58% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of April 30, 2024, the First Eagle Overseas Cayman Fund, Ltd. has $979,786,071 in net assets, representing 7.92% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of April 30, 2024, the First Eagle U.S. Value Cayman Fund, Ltd. has $161,127,855 in net assets, representing 12.73% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of April 30, 2024, the First Eagle Gold Cayman Fund, Ltd. has $429,869,577 in net assets, representing 18.44% of the Gold Fund's net assets.

The First Eagle Global Real Assets Cayman Fund, Ltd., established on September 9, 2021, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Real Assets Fund and the First Eagle Global Real Assets Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of April 30, 2024, the First Eagle Global Real Assets Cayman Fund, Ltd. has $594,264 in net assets, representing 4.45% of the Global Real Assets Fund's net assets.

b)  Investment Valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures adopted by the Board of Trustees ("Board") . The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Funds. In accordance with Rule 2a-5 under the 1940 Act, the Funds' Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Funds' inputs used to value the Funds' investments as of April 30, 2024:

First Eagle Global Fund

Description†	Level 1	Level 2		Level 3‡		Total
Assets:
Common Stocks	$26,105,238,175	$13,910,017,994	(a)	$—		$40,015,256,169
Corporate Bonds	—	—		4,933,968	(b)	4,933,968
Commodities*	—	6,132,020,318		—		6,132,020,318
Foreign Government Securities	—	207,441,390		—		207,441,390
Short-Term Investments	544,072	4,862,503,284		—		4,863,047,356
Forward Foreign Currency Exchange Contracts**	—	40,659,452		—		40,659,452
Total	$26,105,782,247	$25,152,642,438		$4,933,968		$51,263,358,653

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Fair Value Level 3 activity for the six-month period ended April 30, 2024 was as follows:

First Eagle Global Fund (continued)

Corporate Bonds
Beginning Balance — market value	$4,954,469
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	27,182
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(47,683)
Ending Balance — market value	$4,933,968
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(47,683)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Overseas Fund

Description†	Level 1	Level 2		Level 3‡	Total
Assets:
Common Stocks	$2,998,664,246	$7,415,244,951	(a)	$21,865,255	$10,435,774,452
Commodities*	—	1,401,246,132		—	1,401,246,132
Foreign Government Securities	—	152,187,068		—	152,187,068
Short-Term Investments	185,361	336,358,581		—	336,543,942
Forward Foreign Currency Exchange Contracts**	—	21,966,333		—	21,966,333
Total	$2,998,849,607	$9,327,003,065		$21,865,255	$12,347,717,927

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Fair Value Level 3 activity for the six-month period ended April 30, 2024 was as follows:

First Eagle Overseas Fund (continued)

Common Stocks
Beginning Balance — market value	$15,384,962
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	6,480,293
Ending Balance — market value	$21,865,255
Change in unrealized gains or (losses) relating to assets still held at reporting date	$6,480,293

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of April 30, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Input(a)
Common Stock	$21,865,255	Market Comparable Companies	Enterprise Value Multiple	0.29x - 10.08x (3.77x)	Increase

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

First Eagle U.S. Value Fund

Description†	Level 1	Level 2	Level 3‡		Total
Assets:
Common Stocks	$938,791,804	$—	$—		$938,791,804
Convertible Preferred Stocks	4,887,500	—	—		4,887,500
Corporate Bonds	—	8,471,716	3,337,081	(b)	11,808,797
Commodities*	—	161,127,602	—		161,127,602
Master Limited Partnerships	19,241,623	—	—		19,241,623
Short-Term Investments	29,273	131,052,128	—		131,081,401
Total	$962,950,200	$300,651,446	$3,337,081		$1,266,938,727

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

Fair Value Level 3 activity for the six-month period ended April 30, 2024 was as follows:

First Eagle U.S. Value Fund (continued)

Corporate Bonds
Beginning Balance — market value	$543,750
Purchases(1)	—
Sales(2)	(413,200)
Transfer In — Level 3	3,104,552 (a)
Transfer Out — Level 3	—
Accrued discounts/ (premiums)	103,058
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(1,079)
Ending Balance — market value	$3,337,081
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(1,079)

(a)  Transfers from Level 2 into Level 3 are due to a decrease in market activity, e.g. frequency of trades, which resulted in a decrease in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

First Eagle Gold Fund

Description†	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks	$1,603,262,684	$142,257,624	(a)	$—	$1,745,520,308
Commodities*	—	430,024,569		—	430,024,569
Rights	3,537,458	—		—	3,537,458
Short-Term Investments	65,551	147,434,039		—	147,499,590
Total	$1,606,865,693	$719,716,232		$—	$2,326,581,925

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

First Eagle Global Income Builder Fund

Description†	Level 1	Level 2		Level 3‡		Total
Assets:
Common Stocks	$595,617,365	$451,295,540	(a)	$—		$1,046,912,905
Convertible Preferred Stocks	24,811,129	—		—		24,811,129
Corporate Bonds	—	174,311,037		10,676,250	(b)	184,987,287
Asset-Backed Securities	—	3,651,070		—		3,651,070
Commodities*	—	119,814,964		—		119,814,964
Foreign Government Securities	—	32,667,681		—		32,667,681
Loan Assignments	—	2,504,437		—		2,504,437
Master Limited Partnerships	17,190,183	—		—		17,190,183
Municipal Bonds	—	2,848,398		—		2,848,398
Preferred Stocks	28,229,069	—		—		28,229,069
U.S. Treasury Obligations	—	202,082,098		—		202,082,098
Short-Term Investments	4,527	16,423,442		—		16,427,969
Forward Foreign Currency Exchange Contracts**	—	876,755		—		876,755
Total	$665,852,273	$1,006,475,422		$10,676,250		$1,683,003,945
Liabilities:
Options Written	$(2,915,696)	$—		$—		$(2,915,696)
Total	$(2,915,696)	$—		$—		$(2,915,696)

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the six-month period ended April 30, 2024 was as follows:

First Eagle Global Income Builder Fund (continued)

	Corporate Bonds
Beginning Balance — market value	$—
Purchases(1)	—
Sales(2)	(1,578,000)
Transfer In — Level 3	11,856,203	(a)
Transfer Out — Level 3	—
Accrued discounts/(premiums)	110,759
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	287,288
Ending Balance — market value	$10,676,250
Change in unrealized gains or (losses) relating to assets still held at reporting date	$287,288

(a)  Transfers from Level 2 into Level 3 are due to a decrease in market activity, e.g. frequency of trades, which resulted in a decrease in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Rising Dividend Fund

Description†	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks	$354,432,000	$23,031,213	(a)	$—	$377,463,213
Master Limited Partnerships	9,849,313	—		—	9,849,313
Short-Term Investments	1,606	4,188,348		—	4,189,954
Total	$364,282,919	$27,219,561		$—	$391,502,480

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

First Eagle Small Cap Opportunity Fund

Description†	Level 1	Level 2	Level 3‡		Total
Assets:
Common Stocks	$1,660,461,320	$—	$—		$1,660,461,320
Rights	—	—	—	^	—
Short-Term Investments	127,923,513	—	—		127,923,513
Total	$1,788,384,833	$—	$—		$1,788,384,833

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

^  Fair value represents zero.

Fair Value Level 3 activity for the six-month period ended April 30, 2024 was as follows:

Rights
Beginning Balance — market value	$—	^
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—	^
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

^  Fair value represents zero.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of April 30, 2024		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Input(a)
Rights	$—	^	Discounted Cash Flow	Estimated probability of the company hitting specified milestones	0	% (0%)	Increase

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

^  Fair value represents zero.

First Eagle U.S. Smid Cap Opportunity Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$33,876,203	$—	$—	$33,876,203
Short-Term Investments	1,864,952	—	—	1,864,952
Total	$35,741,155	$—	$—	$35,741,155

†  See Schedule of Investments for additional detailed categorizations.

First Eagle Global Real Assets Fund

Description†	Level 1	Level 2		Level 3‡		Total
Assets:
Common Stocks	$7,809,084	$4,077,717	(a)	$—	^	$11,886,801
Commodities*	—	451,231		—		451,231
Exchange-Traded Funds	146,917	—		—		146,917
Master Limited Partnerships	446,468	—		—		446,468
Short-Term Investments	848,576	—		—		848,576
Total	$9,251,045	$4,528,948		$—		$13,779,993

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1 for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

^  Fair value represents zero.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Fair Value Level 3 activity for the six-month period ended April 30, 2024 was as follows:

First Eagle Global Real Assets Fund (continued)

Common Stocks
Beginning Balance — market value	$—	^
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—	^
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

^  Fair value represents zero.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of April 30, 2024		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Input(a)
Common Stock	$—	^	Discounted Cash Flow	Estimated Recoverability	0	% (0%)	Increase

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

^  Fair value represents zero.

First Eagle High Yield Municipal Fund

Description†	Level 1	Level 2	Level 3‡		Total
Assets:
Municipal Bonds	$—	$992,125,747	$7,975,384	(b)	$1,000,101,131
Short-Term Investments	343,060	—	—		343,060
Total	$343,060	$992,125,747	$7,975,384		$1,000,444,191

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

First Eagle High Yield Municipal Fund (continued)

	Municipal Bonds	Corporate Bonds	Total
Beginning Balance — market value	$—	$621,196	$621,196
Purchases(1)	8,041,902	—	8,041,902
Sales(2)	—	(620,610)	(620,610)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	8,934	—	8,934
Realized Gains (Losses)	—	16,610	16,610
Change in Unrealized Appreciation (Depreciation)	(75,452)	(17,196)	(92,648)
Ending Balance — market value	$7,975,384	$—	$7,975,384
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(75,452)	$—	$(75,452)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Short Duration High Yield Municipal Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$21,530,507	$—	$21,530,507
Short-Term Investments	23,763	—	—	23,763
Total	$23,763	$21,530,507	$—	$21,554,270

†  See Schedule of Investments for additional detailed categorizations.

c)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Funds may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are recorded in accordance with the applicable

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. Investment income is recorded net of foreign withholding taxes. Foreign taxes are accrued based on gains realized by a Fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage of net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Global Income Builder

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund's portfolio. For the six months ended April 30, 2024, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts held by the Funds were as follows:

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle Global Income Builder Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value — Purchased	$47,279,997	$4,475,620	$1,373,165
Average Settlement Value — Sold	1,499,886,698	805,916,727	40,037,139

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Funds mitigate counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At April 30, 2024, the Funds had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$40,659,452	$—	$32,114,223	$(4,947,748)

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$21,966,333	$—	$18,724,784	$(3,373,554)

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$876,755	$—	$723,385	$(319,329)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each fund as of April 30, 2024:

First Eagle Global Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$10,937,298	$—	$(10,714,331)	$222,967
Goldman Sachs	9,597,399	—	(8,680,000)	917,399
JPMorgan Chase Bank	14,457,126	—	(14,457,126)	—
UBS AG	5,667,629	—	(5,667,629)	—
	$40,659,452	$—	$(39,519,086)	$1,140,366

First Eagle Overseas Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$5,800,396	$—	$(5,682,880)	$117,516
Goldman Sachs	5,462,699	—	(5,310,000)	152,699

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$7,956,817	$—	$(7,956,817)	$—
UBS AG	2,746,421	—	(2,746,421)	—
	$21,966,333	$—	$(21,696,118)	$270,215

First Eagle Global Income Builder Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$231,489	$—	$(221,055)	$10,434
Goldman Sachs	238,351	—	(180,000)	58,351
JPMorgan Chase Bank	322,066	—	(318,392)	3,674
UBS AG	84,849	—	—	84,849
	$876,755	$—	$(719,447)	$157,308

*  The actual collateral received/pledged may be more than the amount reported due to over collateralization.

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, each Fund may write "covered" call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the official closing price on the relevant exchange on which the option is traded. If there is no official closing price, the mean between the last bid and asked prices may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

In general, a call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by a Fund. The risk in writing a covered call option is that a Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

Rule 18f-4 under the 1940 Act permits the Funds to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a fund is relying on the Limited Derivatives User Exception (as defined below), a fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, each Fund is relying on the Limited Derivatives User Exception.

As of April 30, 2024, portfolio securities valued at $117,401,486 were earmarked to cover collateral requirements for written options for First Eagle Global Income Builder Fund.

For the six months ended April 30, 2024, the average monthly number of contracts outstanding for written options and purchased options held by the Funds were as follows:

First Eagle Global Income Builder Fund
Options:
Average Number of Contracts — Written	10,790

At April 30, 2024, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$2,915,696	$242,802	$(779,698)

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

h)  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between a Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  New Accounting Pronouncements — In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. There is no material impact to the financial statements and related disclosures.

m)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle Global Income Builder Fund, the First Eagle High Yield Municipal Fund, and the First Eagle Short Duration High Yield Municipal Fund which declare income daily and pay monthly, and First Eagle Rising Dividend Fund which distributes income on a quarterly basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

n)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

o)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

p)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle Rising Dividend Fund	0.50	(2)
First Eagle Small Cap Opportunity Fund	0.85	(3)
First Eagle U.S. Smid Cap Opportunity Fund	0.75	(4)
First Eagle Global Real Assets Fund	0.65	(5)
First Eagle High Yield Municipal Fund	0.45	(6)
First Eagle Short Duration High Yield Municipal Fund	0.45	(7)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 29, 2024. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%. For the six months ended April 30, 2024, the Adviser waived $198,502 advisory fee which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $4 receivable from the Adviser for advisory fee waiver, which are included under due from adviser on its Statement of Assets and Liabilities.

(2)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 for First Eagle Rising Dividend Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. First Eagle Rising Dividend Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. Effective February 28, 2024, all of the issued and outstanding Class R3, Class R4 and Class R5 shares of the applicable funds were converted into Class R6 shares of the same Fund. For the six months ended April 30, 2024, the Adviser reimbursed $324,743 (Includes $16, $56, and $5 for R3, R4, and R5 respectively) in expenses which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $52,335 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

  For the six months ended April 30, 2024, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2024	2025	2026	2027*
Class A	$1,299,445	$300,262	$305,896	$445,261	$248,026
Class C	144,499	77,110	41,567	16,714	9,108
Class I	316,986	83,807	75,472	93,128	64,579
Class R6	8,711	1,244	524	3,990	2,953
Total	$1,769,641	$462,423	$423,459	$559,093	$324,666

*  Amounts included represent the amounts incurred for the period November 1, 2023 to April 30, 2024. The finalized amount available for potential future repayment by the Adviser expiring October 31, 2027 will be available as of October 31, 2024.

(3)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 for First Eagle Small Cap Opportunity Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 1.00% and 1.00% of the class' average net assets, respectively; or (2) if applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the six months ended April 30, 2024, the Adviser reimbursed $184,441 in expenses which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $40,863 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

  For the six months ended April 30, 2024, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2024	2025	2026	2027*
Class A	$79,453	$8,976	$35,559	$34,918	$—
Class I	1,655,649	177,007	467,141	827,060	184,441
Class R6	9,363	—	1,959	7,404	—
Total	$1,744,465	$185,983	$504,659	$869,382	$184,441

*  Amounts included represent the amounts incurred for the period November 1, 2023 to April 30, 2024. The finalized amount available for potential future repayment by the Adviser expiring October 31, 2027 will be available as of October 31, 2024.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

(4)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 for First Eagle U.S. Smid Cap Opportunity Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.90% and 0.95% of the class' average net assets, respectively; or (2) if applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the six months ended April 30, 2024, the Adviser reimbursed $135,183 in expenses which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $18,292 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

  For the six months ended April 30, 2024, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2025	2026	2027*
Class A	$9,621	$5,340	$3,555	$726
Class I	580,906	98,971	347,861	134,074
Class R6	8,458	4,332	3,743	383
Total	$598,985	$108,643	$355,159	$135,183

*  Amounts included represent the amounts incurred for the period November 1, 2023 to April 30, 2024. The finalized amount available for potential future repayment by the Adviser expiring October 31, 2027 will be available as of October 31, 2024.

(5)  Classes A, I, and R6 for First Eagle Global Real Assets Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class' average net assets, respectively; or (2) if applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the six months ended April 30, 2024, the Adviser reimbursed $195,133 in expenses which are included under Expense waiver in the Consolidated Statement of Operations. As of April 30, 2024, the Fund has $39,959 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

  For the six months ended April 30, 2024, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2025	2026	2027*
Class A	$133,313	$40,189	$64,115	$29,009
Class I	750,318	262,027	339,917	148,374
Class R6	98,069	38,082	42,237	17,750
Total	$981,700	$340,298	$446,269	$195,133

*  Amounts included represent the amounts incurred for the period November 1, 2023 to April 30, 2024. The finalized amount available for potential future repayment by the Adviser expiring October 31, 2027 will be available as of October 31, 2024.

(6)  The Adviser has waived the Fund's management fees in full from November 1, 2023 through April 30, 2024. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.45% to 0.00%. For the six months ended April 30, 2024, the Adviser waived $770,905 advisory fee which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $291,876 receivable from the Adviser for advisory fee waiver, which are included under due from adviser on its Statement of Assets and Liabilities. Effective November 1, 2023, the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 for First Eagle High Yield Municipal Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.85%, 1.60%, 0.60%, 0.95%, 0.70%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. First Eagle High Yield Municipal Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 1.60%, 0.60%, 0.95%, 0.70%, 0.60% and 0.60% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. Effective February 28, 2024, all of the issued and outstanding Class R3, Class R4 and Class R5 shares of the applicable funds were converted into Class R6 shares of the same Fund. For the six months ended April 30, 2024, the Adviser reimbursed $194,705 (Includes $743, $6 and $0, for R3, R4 and R5 respectively) in expenses which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $43,923 payable to the Adviser for recoupment of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

  For the six months ended April 30, 2024, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2026	2027*
Class A	$200,621	$102,116	$98,505
Class C	15,606	8,380	7,226

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2026	2027*
Class I	$219,742	$142,781	$76,961
Class R6	14,649	3,386	11,263
Total	$450,618	$256,663	$193,955

*  Amounts included represent the amounts incurred for the period November 1, 2023 to April 30, 2024. The finalized amount available for potential future repayment by the Adviser expiring October 31, 2027 will be available as of October 31, 2024.

(7)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 for First Eagle Short Duration High Yield Municipal Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.85%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 0.60% and 0.60% of the class' average net assets, respectively; or (2) if applicable, the then current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the six months ended April 30, 2024, the Adviser reimbursed $235,495 in expenses which are included under Expense waiver in the Statement of Operations. As of April 30, 2024, the Fund has $32,014 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

  For the six months ended April 30, 2024, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2027*
Class A	$16,696	$16,696
Class I	203,690	203,690
Class R6	15,109	15,109
Total	$235,495	$235,495

*  Amounts included represent the amounts incurred for the period November 1, 2023 to April 30, 2024. The finalized amount available for potential future repayment by the Adviser expiring October 31, 2027 will be available as of October 31, 2024.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Yield Municipal Fund before December 27, 2023, which

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

pay the fee described in the next paragraphs) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Yield Municipal Fund before it changed its name and strategy on December 27, 2023, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the six months ended April 30, 2024, The Adviser waived and the Funds had due from Adviser amounts shown below:

	Adviser Waived Amount	Due From Adviser
First Eagle Global Fund	$—	$—
First Eagle Overseas Fund	—	—
First Eagle U.S. Value Fund	—	4
First Eagle Gold Fund	—	—
First Eagle Global Income Builder Fund	—	—
First Eagle Rising Dividend Fund	6,663	2,151
First Eagle Small Cap Opportunity Fund	—	—
First Eagle U.S. Smid Cap Opportunity Fund	1,133	3,046
First Eagle Global Real Assets Fund	29,713	24,397
First Eagle High Yield Municipal Fund	—	—
First Eagle Short Duration High Yield Municipal Fund	24,175	6,031

The Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

The Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the six months ended April 30, 2024, FEF Distributors, LLC realized $172,739, $6,522, $7,584, $21,957, $7,322, $2,091, $17,636, $164, $36, $32,248 and $409 pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund and First Eagle Short Duration High Yield Municipal Fund, respectively. For the six months ended April 30, 2024, FEF Distributors, LLC realized $50,171, $4,537, $545, $3,640, $1,144, $103 and $668 CDSC pertaining to the redemption of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund and First Eagle High Yield Municipal Fund, respectively; and the adviser realized $17,075, $4,436, $327, $16,571, $71, $(1,606), and $15,650 CDSC pertaining to the redemption of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund and First Eagle High Yield Municipal Fund, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of April 30, 2024, balances to the Plan are included in the fees payable to the Trustees on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, First Eagle High Yield Municipal Fund, and First Eagle Short Duration High Yield Municipal Fund pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

Fund	Class A	Class C	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Rising Dividend Fund	0.25%	1.00%	0.35%	0.10%
First Eagle Small Cap Opportunity Fund	0.25%	n/a	n/a	n/a
First Eagle U.S. Smid Cap Opportunity Fund	0.25%	n/a	n/a	n/a
First Eagle Global Real Assets Fund	0.25%	n/a	n/a	n/a
First Eagle High Yield Municipal Fund	0.25%	1.00%	n/a	n/a
First Eagle Short Duration High Yield Municipal Fund	0.25%	1.00%	n/a	n/a

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six months ended April 30, 2024, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For six months ended April 30, 2024, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

For the six months ended April 30, 2024, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Global Fund	$1,256,294,939	$2,772,973,880	$—	$—
First Eagle Overseas Fund	261,256,584	743,258,698	—	—
First Eagle U.S. Value Fund	34,969,340	88,417,802	—	—
First Eagle Gold Fund	857,927,635	902,503,620	—	—
First Eagle Global Income Builder Fund	93,309,775	112,633,755	11,705,886	48,936,646

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Rising Dividend Fund	$20,040,115	$29,138,498	$—	$—
First Eagle Small Cap Opportunity Fund	508,653,812	298,786,322	—	—
First Eagle U.S. Smid Cap Opportunity Fund	4,919,976	3,491,062	—	—
First Eagle Global Real Assets Fund	3,918,188	3,240,251	—	—
First Eagle High Yield Municipal Fund	1,410,250,042	545,845,586	—	—
First Eagle Short Duration High Yield Municipal Fund	26,511,103	6,213,507	—	—

Note 5 — Line of Credit

On June 26, 2023, the Funds renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the First Eagle Funds and First Eagle Variable Funds to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes with a termination date of June 25, 2024. Under the Credit Facility arrangement, each Fund has agreed to pay a per annum rate of interest for borrowings generally based on 1.00% plus the higher of Daily Simple Secured Overnight Financing Rate plus a ten basis point credit spread adjustment, Overnight Bank Funding Rate or Effective Federal Funds Rate and a commitment fee of 0.20% per annum on the unused portion of the Credit Facility. A portion of the commitment fees related to the Credit Facility are paid by the Funds and are included in other expenses in the Statements of Operations. During the period, the Funds had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or

First Eagle Funds | Semiannual Report | April 30, 2024

Notes to Financial Statements

economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle Global Income Builder Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the six months ended April 30, 2024.

Note 8 — Subsequent Events

Effective May 1, 2024, First Eagle Investment Management, LLC (the "Adviser") has agreed to waive the First Eagle Short Duration High Yield Municipal Fund's management fees in full from May 1, 2024 through October 31, 2024, with the result that no management fees will be paid by the Fund during that period.

The First Eagle Global Income Builder Fund is in the process of establishing a wholly owned subsidiary, which will be an exempted company under the laws of the Cayman Islands.

First Eagle Funds | Semiannual Report | April 30, 2024

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2023 and held for the six-months ended April 30, 2024. (except for First Eagle Short Duration High Yield Municipal Fund, which is based on an investment of $1,000 invested on January 2, 2024 and held for the period ended April 30, 2024).

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Semiannual Report | April 30, 2024

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 04/30/24	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund*
Class A	13.86%	$1,000	$1,138.60	1.10%	$5.85
Class C	13.43	1,000	1,134.30	1.87	9.92
Class I	14.00	1,000	1,140.00	0.86	4.58
Class R6	14.04	1,000	1,140.40	0.79	4.20
First Eagle Overseas Fund*
Class A	11.69	1,000	1,116.90	1.16	6.11
Class C	11.33	1,000	1,113.30	1.90	9.98
Class I	11.86	1,000	1,118.60	0.89	4.69
Class R6	11.91	1,000	1,119.10	0.80	4.22
First Eagle U.S. Value Fund*
Class A	15.32	1,000	1,153.20	1.12	6.00
Class C	14.91	1,000	1,149.10	1.89	10.10
Class I	15.49	1,000	1,154.90	0.85	4.55
Class R6	15.52	1,000	1,155.20	0.80	4.29
First Eagle Gold Fund*
Class A	13.37	1,000	1,133.70	1.18	6.26
Class C	12.99	1,000	1,129.90	1.93	10.22
Class I	13.53	1,000	1,135.30	0.94	4.99
Class R6	13.60	1,000	1,136.00	0.84	4.46
First Eagle Global Income Builder Fund
Class A	9.33	1,000	1,093.30	1.16	6.04
Class C	8.86	1,000	1,088.60	1.95	10.13
Class I	9.41	1,000	1,094.10	0.95	4.95
Class R6	9.46	1,000	1,094.60	0.88	4.58
First Eagle Rising Dividend Fund
Class A	14.59	1,000	1,145.90	0.90	4.80
Class C	14.11	1,000	1,141.10	1.65	8.78
Class I	14.72	1,000	1,147.20	0.65	3.47
Class R6	14.73	1,000	1,147.30	0.65	3.47
First Eagle Small Cap Opportunity Fund
Class A	18.96	1,000	1,189.60	1.25	6.81
Class I	19.00	1,000	1,190.00	1.00	5.45
Class R6	19.12	1,000	1,191.20	0.99	5.39

First Eagle Funds | Semiannual Report | April 30, 2024

Fund Expenses (unaudited)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 04/30/24	Annualized Expense	Expenses Paid for the Period(3)
First Eagle U.S. Smid Cap Opportunity Fund
Class A	21.31%	$1,000	$1,213.10	1.20%	$6.60
Class I	21.45	1,000	1,214.50	0.95	5.23
Class R6	21.45	1,000	1,214.50	0.95	5.23
First Eagle Global Real Assets Fund*
Class A	10.76	1,000	1,107.60	1.10	5.76
Class I	10.84	1,000	1,108.40	0.85	4.46
Class R6	10.87	1,000	1,108.70	0.85	4.46
First Eagle High Yield Municipal Fund (formerly named First Eagle High Income Fund)
Class A	9.15	1,000	1,091.50	0.40	2.08
Class C	8.77	1,000	1,087.70	1.15	5.97
Class I	9.26	1,000	1,092.60	0.15	0.78
Class R6	9.60	1,000	1,096.00	0.14	0.73
First Eagle Short Duration High Yield Municipal Fund(4)
Class A	1.93	1,000	1,019.30	0.85	2.79
Class I	2.03	1,000	1,020.30	0.60	1.97
Class R6	2.02	1,000	1,020.20	0.60	1.97

*  Consolidated Financial Statements

(1)  For the six-months ended April 30, 2024.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(4)  For the period January 02, 2024 to April 30, 2024.

First Eagle Funds | Semiannual Report | April 30, 2024

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on November 1, 2024 and held for the six-months ended April 30, 2024. (except for First Eagle Short Duration High Yield Municipal Fund, which is based on an investment of $1,000 invested on January 2, 2024 and held for the period ended April 30, 2024).

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Semiannual Report | April 30, 2024

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund*
Class A	5.00%	$1,000	$1,019.39	1.10%	$5.52
Class C	5.00	1,000	1,015.56	1.87	9.37
Class I	5.00	1,000	1,020.59	0.86	4.32
Class R6	5.00	1,000	1,020.93	0.79	3.97
First Eagle Overseas Fund*
Class A	5.00	1,000	1,019.10	1.16	5.82
Class C	5.00	1,000	1,015.42	1.90	9.52
Class I	5.00	1,000	1,020.44	0.89	4.47
Class R6	5.00	1,000	1,020.89	0.80	4.02
First Eagle U.S. Value Fund*
Class A	5.00	1,000	1,019.29	1.12	5.62
Class C	5.00	1,000	1,015.47	1.89	9.47
Class I	5.00	1,000	1,020.64	0.85	4.27
Class R6	5.00	1,000	1,020.89	0.80	4.02
First Eagle Gold Fund*
Class A	5.00	1,000	1,019.00	1.18	5.92
Class C	5.00	1,000	1,015.27	1.93	9.67
Class I	5.00	1,000	1,020.19	0.94	4.72
Class R6	5.00	1,000	1,020.69	0.84	4.22
First Eagle Global Income Builder Fund
Class A	5.00	1,000	1,019.10	1.16	5.82
Class C	5.00	1,000	1,015.17	1.95	9.77
Class I	5.00	1,000	1,020.14	0.95	4.77
Class R6	5.00	1,000	1,020.49	0.88	4.42
First Eagle Rising Dividend Fund
Class A	5.00	1,000	1,020.39	0.90	4.52
Class C	5.00	1,000	1,016.66	1.65	8.27
Class I	5.00	1,000	1,021.63	0.65	3.27
Class R6	5.00	1,000	1,021.63	0.65	3.27
First Eagle Small Cap Opportunity Fund
Class A	5.00	1,000	1,018.65	1.25	6.27
Class I	5.00	1,000	1,019.89	1.00	5.02
Class R6	5.00	1,000	1,019.94	0.99	4.97
First Eagle Funds | Semiannual Report | April 30, 2024

Fund Expenses (unaudited)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle U.S. Smid Cap Opportunity Fund
Class A	5.00%	$1,000	$1,018.90	1.20%	$6.02
Class I	5.00	1,000	1,020.14	0.95	4.77
Class R6	5.00	1,000	1,020.14	0.95	4.77
First Eagle Global Real Assets Fund*
Class A	5.00	1,000	1,019.39	1.10	5.52
Class I	5.00	1,000	1,020.64	0.85	4.27
Class R6	5.00	1,000	1,020.64	0.85	4.27
First Eagle High Yield Municipal Fund (formerly named First Eagle High Income Fund)
Class A	5.00	1,000	1,022.87	0.40	2.01
Class C	5.00	1,000	1,019.14	1.15	5.77
Class I	5.00	1,000	1,024.12	0.15	0.75
Class R6	5.00	1,000	1,024.17	0.14	0.70
First Eagle Short Duration High Yield Municipal Fund(3)
Class A	5.00	1,000	1,020.64	0.85	4.27
Class I	5.00	1,000	1,021.88	0.60	3.02
Class R6	5.00	1,000	1,021.88	0.60	3.02

*  Consolidated Financial Statements

(1)  For the six-months ended April 30, 2024.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(3)  For the period January 02, 2024 to April 30, 2024.

First Eagle Funds | Semiannual Report | April 30, 2024

General Information

Form N-PORT portfolio schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Semiannual Report | April 30, 2024

Board Considerations for Approval of Advisory Agreement

At a meeting held on December 19, 2023, the Board of Trustees, including a majority of the independent trustees (the "Independent Trustees"), approved the First Eagle Short Duration High Yield Municipal Fund's (the "Fund") advisory agreement (the "Advisory Agreement").

In response to a letter sent to the Adviser on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of expense information compared against the Fund's composites, benchmarks and peer groups compiled by an independent data provider. The Trustees also had the benefit of presentations from and discussions with management.

Prior to approving the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to approve the Advisory Agreement:

Nature, Quality, and Extent of Services to be Provided by Adviser

•  The Trustees reviewed the services to be provided by the Adviser. The Adviser will provide the Fund with investment research, advice and supervision, and continuously furnish an investment portfolio for the Fund consistent with the Fund's investment objective, policies and restrictions as set forth in the Fund's Prospectus. The Trustees were assured that service levels for the Fund are not affected by the expense limitation agreement. The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

•  The Trustees reviewed the Trust's long-standing historical relationship with the Adviser and the institutional resources available to the Fund under that relationship. Given the length of the relationship, the Trustees, in their deliberations, recognized that, for many of the First Eagle Funds' shareholders, a decision to purchase shares of the Fund could be guided by a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of shareholders between the Adviser and the Fund.

•  The Trustees commented on the background and experience of each of the Fund's Portfolio Managers and their informative meetings with them.

First Eagle Funds | Semiannual Report | April 30, 2024

Board Considerations for Approval of Advisory Agreement

Investment Performance

•  No performance was presented for the Fund given that it was newly organized and had not yet commenced operations.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (e.g., under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreement, together with a management summary of the same. They determined that the Adviser's fees were competitive. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements paid to the Adviser. The Trustees noted that the Adviser is absorbing soft dollar costs and paying them itself. With regard to other possible benefits associated with the Adviser's management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly. The Trustees separately noted that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.

•  The Trustees reviewed the Fund's expected expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted the expected impact on expense ratios of the administrative reimbursements. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Fund.

First Eagle Funds | Semiannual Report | April 30, 2024

Board Considerations for Approval of Advisory Agreement

•  The Trustees reviewed the Adviser's financial condition and profitability goals with respect to the Fund. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Brian Margulies

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Michael Luzzatto

Vice President

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

  Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Semiannual Report | April 30, 2024

First Eagle Funds are offered by FEF Distributors, LLC,

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2.            Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.            Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4.            Principal Accountant Fees and Services

Not applicable to this semiannual report.

Item 5.            Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.            Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.            Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.          Disclosure of Securities Lending Activities for Closed End Management Investment Companies

Not applicable to this semiannual report.

Item 13.          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: July 5, 2024

By (Signature and Title)*	/s/ Brian Margulies
Brian Margulies, Principal Financial Officer

Date: July 5, 2024

*          Print the name and title of each signing officer under his or her signature.